AQR Funds Prospectus
January 29, 2021, as amended March 15, 2021
Class N Shares, Class I Shares and Class R6 Shares
	Class	Ticker Symbol
AQR Multi-Style Funds
AQR Large Cap Multi-Style Fund	N	QCENX
	I	QCELX
	R6	QCERX
AQR Small Cap Multi-Style Fund	N	QSMNX
	I	QSMLX
	R6	QSERX
AQR International Multi-Style Fund	N	QICNX
	I	QICLX
	R6	QICRX
AQR Emerging Multi-Style II Fund	N	QTENX
	I	QTELX
	R6	QTERX
AQR Momentum Style Funds
AQR Large Cap Momentum Style Fund	N	AMONX
	I	AMOMX
	R6	QMORX
AQR Small Cap Momentum Style Fund	N	ASMNX
	I	ASMOX
	R6	QSMRX
AQR International Momentum Style Fund	N	AIONX
	I	AIMOX
	R6	QIORX
AQR Defensive Style Funds
AQR Large Cap Defensive Style Fund	N	AUENX
	I	AUEIX
	R6	QUERX
AQR International Defensive Style Fund	N	ANDNX
	I	ANDIX
	R6	ANDRX
AQR Global and International Equity Funds
AQR Global Equity Fund	N	AQGNX
	I	AQGIX
	R6	AQGRX
AQR International Equity Fund	N	AQINX
	I	AQIIX
	R6	AQIRX
AQR Bond Funds
AQR Core Plus Bond Fund	N	QCPNX
	I	QCPIX
	R6	QCPRX
AQR High Yield Bond Fund	N	QHYNX
	I	QHYIX
	R6	QHYRX
This prospectus contains important information about each Fund, including its investment objective, fees and expenses. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates to the Class N Shares, Class I Shares and Class R6 Shares of each Fund, as applicable.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. In addition, your investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in any of the Funds. The likelihood of loss may be greater if you invest for a shorter period of time.
Effective January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the Funds no longer mail paper copies of the Funds' annual and semi-annual shareholder reports, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website (https://funds.aqr.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688.
You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary or the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., by calling (866) 290-2688. Your election to receive reports in paper will apply to all AQR Funds held with the fund complex if you purchased your Fund shares through the Funds' transfer agent ALPS Fund Services, Inc., or all AQR Funds held in your account if you invest through a financial intermediary.

AQR Funds–Prospectus

AQR Funds–Prospectus1
AQR Large Cap Multi-Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Large Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee[1],[3]	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[2],[3]	0.15%	0.15%	0.05%
Total Annual Fund Operating Expenses[3]	0.65%	0.40%	0.30%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.65%	0.40%	0.30%
1   The Management Fee has been restated to reflect current fees. Effective July 1, 2020, the Fund’s Management Fee was reduced from 0.30% to 0.25%.
2   Effective March 8, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
3   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Other Expenses.
4   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 66	$ 208	$ 362	$ 810
Class I Shares	$ 41	$ 128	$ 224	$ 505
Class R6 Shares	$ 31	$ 97	$ 169	$ 381
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and real estate investment trusts) of large-cap companies.

AQR Funds–Prospectus2
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large-cap U.S. companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

AQR Funds–Prospectus3
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

AQR Funds–Prospectus4
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus5

Highest Quarterly Return		Lowest Quarterly Return
20.49%	6/30/20	-22.40%	3/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 1000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR Large Cap Multi-Style Fund—Class I
Return Before Taxes	14.92%	11.13%	11.86%	03/26/2013
Return After Taxes on Distributions	12.42%	9.81%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	10.58%	8.70%	9.57%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	14.38%
AQR Large Cap Multi-Style Fund—Class N
Return Before Taxes	14.60%	10.85%	11.59%	03/26/2013
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	14.38%
AQR Large Cap Multi-Style Fund—Class R6
Return Before Taxes	14.99%	11.23%	9.39%	07/10/2014
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	12.91%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

AQR Funds–Prospectus6
AQR Small Cap Multi-Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Small Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee[1],[3]	0.45%	0.45%	0.45%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[2],[3]	0.27%	0.27%	0.17%
Total Annual Fund Operating Expenses[3]	0.97%	0.72%	0.62%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.85%	0.60%	0.50%
1   The Management Fee has been restated to reflect current fees. Effective July 1, 2020, the Fund’s Management Fee was reduced from 0.50% to 0.45%.
2   Effective March 15, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
3   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Other Expenses.
4   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 87	$ 297	$ 525	$ 1,179
Class I Shares	$ 61	$ 218	$ 389	$ 883
Class R6 Shares	$ 51	$ 186	$ 334	$ 763
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and real estate investment trusts) of small-cap companies.

AQR Funds–Prospectus7
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in small-cap U.S. companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In

AQR Funds–Prospectus8
addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

AQR Funds–Prospectus9
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus10

Highest Quarterly Return		Lowest Quarterly Return
27.72%	12/31/20	-31.86%	3/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 2000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR Small Cap Multi-Style Fund—Class I
Return Before Taxes	17.97%	10.33%	10.09%	03/26/2013
Return After Taxes on Distributions	17.49%	8.68%	8.89%
Return After Taxes on Distributions and Sale of Fund Shares	10.99%	7.71%	7.81%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	11.39%
AQR Small Cap Multi-Style Fund—Class N
Return Before Taxes	17.76%	10.06%	9.81%	03/26/2013
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	11.39%
AQR Small Cap Multi-Style Fund—Class R6
Return Before Taxes	18.06%	10.43%	7.73%	07/10/2014
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	10.04%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR International Multi-Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR International Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee[1],[3]	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[2],[3]	0.18%	0.18%	0.08%
Total Annual Fund Operating Expenses[3]	0.83%	0.58%	0.48%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.80%	0.55%	0.45%
1   The Management Fee has been restated to reflect current fees. Effective July 1, 2020, the Fund’s Management Fee was reduced from 0.45% to 0.40%.
2   Effective March 8, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
3   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Other Expenses.
4   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 82	$ 262	$ 458	$ 1,023
Class I Shares	$ 56	$ 183	$ 321	$ 723
Class R6 Shares	$ 46	$ 151	$ 266	$ 601
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of non-U.S. companies.

AQR Funds–Prospectus12
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI World ex-USA Index at the time of purchase.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI World ex-USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.

AQR Funds–Prospectus13
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will

AQR Funds–Prospectus14
default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.

AQR Funds–Prospectus15
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
15.64%	6/30/20	-24.29%	3/31/20

AQR Funds–Prospectus16
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI World ex-USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR International Multi-Style Fund—Class I
Return Before Taxes	6.05%	5.50%	4.85%	03/26/2013
Return After Taxes on Distributions	5.76%	5.04%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	4.05%	4.42%	3.90%
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	5.80%
AQR International Multi-Style Fund—Class N
Return Before Taxes	5.73%	5.23%	4.58%	03/26/2013
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	5.80%
AQR International Multi-Style Fund—Class R6
Return Before Taxes	6.06%	5.60%	2.95%	07/10/2014
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	3.99%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

AQR Funds–Prospectus17
AQR Emerging Multi-Style II Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Emerging Multi-Style II Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee[1],[3]	0.55%	0.55%	0.55%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[2],[3]	0.21%	0.21%	0.11%
Total Annual Fund Operating Expenses[3]	1.01%	0.76%	0.66%
Less: Fee Waivers and/or Expense Reimbursements[4]	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.95%	0.70%	0.60%
1   The Management Fee has been restated to reflect current fees. Effective March 8, 2021, the Fund’s Management Fee was reduced from 0.60% to 0.55%.
2   Effective March 8, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
3   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund’s most recent annual report which does not include the restatement of the Management Fee and Other Expenses.
4   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 4 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 97	$ 316	$ 552	$ 1,231
Class I Shares	$ 72	$ 237	$ 416	$ 937
Class R6 Shares	$ 61	$ 205	$ 362	$ 817
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of emerging market companies.

AQR Funds–Prospectus18
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
A company will be considered to be an emerging market company if it is organized, domiciled, or has a principal place of business in an emerging market. Emerging markets include countries that are included in the MSCI Emerging Markets Index at the time of purchase. Equity-related instruments include instruments that provide exposure to the change in value of an emerging market company. The Fund may also invest in, and have exposure to, non-emerging market companies if the Adviser considers it advisable to achieve the Fund’s investment objective.
The Fund generally invests in large- and mid-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Emerging Markets Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.

AQR Funds–Prospectus19
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward foreign currency contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's ability to evaluate these securities and/or impact Fund performance.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.

AQR Funds–Prospectus20
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

AQR Funds–Prospectus21
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
19.40%	6/30/20	-24.67%	3/31/20

AQR Funds–Prospectus22
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI Emerging Markets Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR Emerging Multi-Style II Fund—Class I
Return Before Taxes	16.92%	10.36%	5.23%	02/11/2015
Return After Taxes on Distributions	16.57%	9.94%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	10.39%	8.27%	4.11%
AQR Emerging Multi-Style II Fund—Class N
Return Before Taxes	16.69%	10.08%	4.97%	02/11/2015
AQR Emerging Multi-Style II Fund—Class R6
Return Before Taxes	17.09%	10.47%	5.32%	02/11/2015
MSCI Emerging Markets Index (reflects no deductions for fees, expenses or taxes)	18.31%	12.81%	7.66%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	February 11, 2015	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	February 11, 2015	Principal of the Adviser
Ronen Israel, M.A.	February 11, 2015	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

AQR Funds–Prospectus23
AQR Large Cap Momentum Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Large Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1,2]	0.16%	0.16%	0.06%
Total Annual Fund Operating Expenses[2]	0.66%	0.41%	0.31%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.65%	0.40%	0.30%
1   Effective March 8, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
2   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund's most recent annual report which does not include the restatement of Other Expenses.
3   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 66	$ 210	$ 367	$ 822
Class I Shares	$ 41	$ 131	$ 229	$ 517
Class R6 Shares	$ 31	$ 99	$ 173	$ 392
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts) of large-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds–Prospectus24
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large-cap U.S. companies. As of the date of this prospectus, the Adviser generally considers large-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Fund may also invest in mid-cap companies.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

AQR Funds–Prospectus25
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

AQR Funds–Prospectus26
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
23.99%	6/30/20	-18.19%	9/30/11

AQR Funds–Prospectus27
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 1000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year	Since Inception	Share Class Inception Date
AQR Large Cap Momentum Style Fund—Class I
Return Before Taxes	26.77%	15.35%	13.56%	-	7/9/2009
Return After Taxes on Distributions	22.54%	12.54%	11.50%	-
Return After Taxes on Distributions and Sale of Fund Shares	18.81%	11.75%	10.77%	-
Russell 1000 ® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	14.01%	-
AQR Large Cap Momentum Style Fund—Class N
Return Before Taxes	26.43%	15.07%	-	14.95%*	12/17/2012
Russell 1000 ® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	-	15.27%*
AQR Large Cap Momentum Style Fund—Class R6
Return Before Taxes	26.90%	15.47%	-	12.90%*	7/10/2014
Russell 1000 ® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	-	12.91%*
* Since Inception performance is shown for Class N and Class R6 because they do not have 10 years of performance history.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

AQR Funds–Prospectus28
AQR Small Cap Momentum Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Small Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.45%	0.45%	0.45%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1,2]	0.20%	0.20%	0.10%
Total Annual Fund Operating Expenses[2]	0.90%	0.65%	0.55%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.85%	0.60%	0.50%
1   Effective March 15, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
2   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund's most recent annual report which does not include the restatement of Other Expenses.
3   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 87	$ 282	$ 494	$ 1,103
Class I Shares	$ 61	$ 203	$ 357	$ 806
Class R6 Shares	$ 51	$ 171	$ 302	$ 684
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts) of small-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.

AQR Funds–Prospectus29
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small-cap U.S. companies. As of the date of this prospectus, the Adviser considers small-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

AQR Funds–Prospectus30
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

AQR Funds–Prospectus31
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

AQR Funds–Prospectus32

Highest Quarterly Return		Lowest Quarterly Return
27.06%	6/30/20	-26.82%	3/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 2000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year	Since Inception	Share Class Inception Date
AQR Small Cap Momentum Style Fund—Class I
Return Before Taxes	26.42%	13.43%	12.09%	-	7/9/2009
Return After Taxes on Distributions	24.56%	11.09%	10.34%	-
Return After Taxes on Distributions and Sale of Fund Shares	16.72%	10.21%	9.53%	-
Russell 2000 ® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	11.20%	-
AQR Small Cap Momentum Style Fund—Class N
Return Before Taxes	26.18%	13.18%	-	13.12%*	12/17/2012
Russell 2000 ® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	-	12.84%*
AQR Small Cap Momentum Style Fund—Class R6
Return Before Taxes	26.54%	13.55%	-	10.35%*	7/10/2014
Russell 2000 ® Index (reflects no deductions for fees, expenses or taxes)	19.96%	13.26%	-	10.04%*
* Since Inception performance is shown for Class N and Class R6 because they do not have 10 years of performance history.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR International Momentum Style Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR International Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1,2]	0.19%	0.19%	0.09%
Total Annual Fund Operating Expenses[2]	0.84%	0.59%	0.49%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.80%	0.55%	0.45%
1   Effective March 15, 2021, the assets of another series of the Trust were reorganized into the Fund. Other Expenses have been restated to reflect the anticipated expenses of the Fund following the reorganization, on an annual basis, for the current fiscal year.
2   The Total Annual Fund Operating Expenses do not correlate to the ratio to average net assets of expenses, before reimbursements and/or waivers, given in the Fund's most recent annual report which does not include the restatement of Other Expenses.
3   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 82	$ 264	$ 462	$ 1,033
Class I Shares	$ 56	$ 185	$ 325	$ 734
Class R6 Shares	$ 46	$ 153	$ 270	$ 612
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.

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The Fund will generally invest in developed markets outside the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI World ex-USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser will seek to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

AQR Funds–Prospectus36
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.

AQR Funds–Prospectus37
Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of the Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. The Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit the Fund’s ability to execute such strategy. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.

AQR Funds–Prospectus38
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. Effective April 1, 2015, the Board of Trustees of the Trust approved the reclassification of Class L Shares of the Fund as Class I Shares. Prior to April 1, 2015, the performance for the Class I Shares reflects the performance of the share class when it was classified as the Class L Shares of the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
18.18%	6/30/20	-23.88%	9/30/11

AQR Funds–Prospectus39
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI World ex-USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year	Since Inception	Share Class Inception Date
AQR International Momentum Style Fund—Class I
Return Before Taxes	16.58%	7.89%	5.09%	-	7/9/2009
Return After Taxes on Distributions	16.41%	7.53%	4.70%	-
Return After Taxes on Distributions and Sale of Fund Shares	10.17%	6.29%	4.09%	-
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	5.19%	-
AQR International Momentum Style Fund—Class N
Return Before Taxes	16.32%	7.64%	-	6.11%*	12/17/2012
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	-	6.31%*
AQR International Momentum Style Fund—Class R6
Return Before Taxes	16.66%	7.99%	-	4.82%*	7/10/2014
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	-	3.99%*
* Since Inception performance is shown for Class N and Class R6 because they do not have 10 years of performance history.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	July 9, 2009	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	May 1, 2012	Principal of the Adviser
Ronen Israel, M.A.	July 9, 2009	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

AQR Funds–Prospectus40
AQR Large Cap Defensive Style Fund
Fund Summary — January 29, 2021
Investment Objective
The AQR Large Cap Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.16%	0.15%	0.06%
Total Annual Fund Operating Expenses	0.66%	0.40%	0.31%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.01%	0.00%	0.01%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.65%	0.40%	0.30%
1   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 66	$ 210	$ 367	$ 822
Class I Shares	$ 41	$ 128	$ 224	$ 505
Class R6 Shares	$ 31	$ 99	$ 173	$ 392
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of large-cap issuers. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, stock index futures, real estate investment trusts and other derivative instruments where the reference asset is an equity security. As of the date of this prospectus, the Adviser generally considers large-cap issuers to be those issuers with market capitalizations within the range of the Russell 1000® Index at the time of purchase. The Fund can invest in companies of any size and may invest in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.

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The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the Adviser has identified to have low measures of risk and high quality (e.g., stable companies in good business health). The Adviser believes that the stocks of these types of companies may tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” and high quality stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” or poor quality stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers and industries based on the Adviser’s evaluation of investment opportunities. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry, as well as additional criteria that form part of the Adviser’s security selection process. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. In managing the Fund’s portfolio, the Adviser may from time to time utilize certain tax management techniques which consider the potential impact of federal income tax on shareholders’ investment return.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading each Equity Instrument. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many

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varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts and other derivative instruments where the reference asset is an equity security. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Futures Contract Risk: The successful use of futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks.

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Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
17.90%	6/30/20	-18.53%	3/31/20

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Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Russell 1000® Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR Large Cap Defensive Style Fund— Class I
Return Before Taxes	13.10%	14.76%	15.01%	07/09/2012
Return After Taxes on Distributions	12.75%	14.31%	14.31%
Return After Taxes on Distributions and Sale of Fund Shares	8.00%	11.80%	12.30%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	15.36%
AQR Large Cap Defensive Style Fund— Class N
Return Before Taxes	12.84%	14.47%	14.72%	07/09/2012
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	15.36%
AQR Large Cap Defensive Style Fund— Class R6
Return Before Taxes	13.20%	14.87%	13.99%	09/02/2014
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	20.96%	15.60%	12.81%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR International Defensive Style Fund
Fund Summary — January 29, 2021
Investment Objective
The AQR International Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.25%	0.24%	0.15%
Total Annual Fund Operating Expenses	0.90%	0.64%	0.55%
Less: Fee Waivers and/or Expense Reimbursements[1]	0.10%	0.09%	0.10%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.80%	0.55%	0.45%
1   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 1 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 82	$ 277	$ 489	$ 1,099
Class I Shares	$ 56	$ 196	$ 348	$ 790
Class R6 Shares	$ 46	$ 166	$ 297	$ 680
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of International Issuers. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, stock index futures, depositary receipts, real estate investment trusts or securities with similar characteristics and other derivative instruments where the reference asset is an equity security. An issuer will be considered an International Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI World ex-USA Index, or if an instrument provides exposure to the change in value of a company that meets that definition. However, the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the

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Adviserconsiders it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.
The Fund may engage in currency transactions with counterparties primarily in order to mitigate the volatility associated with particular currencies in which portfolio holdings are denominated and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts and exchange listed currency futures. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional international equity funds when these markets are rising, but to exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have low measures of risk and high quality (e.g., stable companies in good business health). The Adviser believes that the stocks of these types of companies may tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” and high quality stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” or poor quality stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry, as well as additional criteria that form part of the Adviser’s security selection process. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. In managing the Fund’s portfolio, the Adviser may from time to time utilize certain tax management techniques which consider the potential impact of federal income tax on shareholders’ investment return.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward currency contracts as well as exchange-traded funds and similar pooled investment vehicles for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading each Equity Instrument. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

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Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and other derivative instruments where the reference asset is an equity security. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

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Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
13.32%	6/30/20	-18.13%	3/31/20

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Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI World ex-USA Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Since Inception	Share Class Inception Date
AQR International Defensive Style Fund— Class I
Return Before Taxes	8.44%	7.50%	7.04%	07/09/2012
Return After Taxes on Distributions	8.16%	7.13%	6.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.47%	6.00%	5.68%
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	7.63%
AQR International Defensive Style Fund— Class N
Return Before Taxes	8.18%	7.23%	6.77%	07/09/2012
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	7.63%
AQR International Defensive Style Fund— Class R6
Return Before Taxes	8.55%	7.60%	4.62%	09/02/2014
MSCI World ex-USA Index (reflects no deductions for fees, expenses or taxes)	7.59%	7.64%	4.17%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michele L. Aghassi, Ph.D.	March 16, 2016	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	July 9, 2012	Principal of the Adviser
Ronen Israel, M.A.	January 1, 2020	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR Global Equity Fund
Fund Summary — January 29, 2021
As amended March 15, 2021
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses	0.22%	0.22%	0.12%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.08%	0.83%	0.73%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.06%	0.81%	0.71%
1   Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
2   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 108	$ 341	$ 594	$ 1,315
Class I Shares	$ 83	$ 263	$ 459	$ 1,023
Class R6 Shares	$ 73	$ 231	$ 404	$ 905
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.

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Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which will be the United States. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. Notwithstanding the previous sentence, if the weighting of non-U.S. companies in the Global Equity Benchmark drops below 45%, the Fund may invest a lower amount in non-U.S. companies, which will normally be such that the minimum level for non-U.S. companies will be 5% below the weighting of non-U.S. companies in the Global Equity Benchmark as of the end of the prior business day (or, if such information is unavailable, the most recently published composition). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Adviser uses a set of value, momentum and other factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value measures include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and purchasing power parity for choosing currencies.
•
Momentum strategies favor securities with measures of strong recent performance. Examples of momentum measures include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•
In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research. These may include, but are not limited to, quality strategies (which favor stable companies in good business health, including those with strong profitability and stable earnings) and sentiment strategies (which favor companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways).
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equities and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts and real estate investment trusts or securities with similar characteristics). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Fund). The Adviser considers expected transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.

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Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will

AQR Funds–Prospectus54
default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of

AQR Funds–Prospectus55
relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.

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Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
20.18%	6/30/20	-24.06%	3/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI World Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year	Since Inception	Share Class Inception Date
AQR Global Equity Fund— Class I
Return Before Taxes	9.34%	8.96%	8.79%	-	12/31/2009
Return After Taxes on Distributions	9.04%	7.78%	6.19%	-
Return After Taxes on Distributions and Sale of Fund Shares	5.74%	6.81%	6.21%	-
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.90%	12.19%	9.87%	-
AQR Global Equity Fund— Class N
Return Before Taxes	8.96%	8.67%	8.48%	-	12/31/2009
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.90%	12.19%	9.87%	-
AQR Global Equity Fund— Class R6
Return Before Taxes	9.48%	9.08%	-	7.49%*	1/8/2014
MSCI World Index (reflects no deductions for fees, expenses or taxes)	15.90%	12.19%	-	9.30%*
* Since Inception performance is shown for Class R6 because it does not have 10 years of performance history.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	December 31, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	December 31, 2009	Founding Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	January 1, 2020	Principal of the Adviser
Ronen Israel, M.A.	December 31, 2009	Principal of the Adviser
Michael Katz, Ph.D., A.M.	March 16, 2016	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR International Equity Fund
Fund Summary — January 29, 2021
Investment Objective
The AQR International Equity Fund (the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.65%	0.65%	0.65%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest expense	0.01%	0.01%	0.01%
All other expenses	0.23%	0.25%	0.16%
Total Other Expenses	0.24%	0.26%	0.17%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.15%	0.92%	0.83%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.03%	0.05%	0.06%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	1.12%	0.87%	0.77%
1   Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
2   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses at no more than 0.20% for Class N Shares and Class I Shares and 0.10% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
3   Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 1.11% for Class N Shares, 0.86% for Class I Shares and 0.76% for Class R6 Shares if interest expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 114	$ 362	$ 630	$ 1,395
Class I Shares	$ 89	$ 288	$ 504	$ 1,127
Class R6 Shares	$ 79	$ 259	$ 455	$ 1,020
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3-7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking

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error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.
The Adviser uses a set of value, momentum and other factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value measures include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and purchasing power parity for choosing currencies.
•
Momentum strategies favor securities with measures of strong recent performance. Examples of momentum measures include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•
In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research. These may include, but are not limited to, quality strategies (which favor stable companies in good business health, including those with strong profitability and stable earnings) and sentiment strategies (which favor companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways).
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equities and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts and real estate investment trusts or securities with similar characteristics). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies. The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio. In addition, although the United States is not included in the International Equity Benchmark, the Fund may have a significant long or short exposure to the U.S. dollar through the implementation of the Fund’s principal investment strategies.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Fund). The Adviser considers expected transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Common Stock Risk: The Fund may invest in, or have exposure to, common stocks. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

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Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, swaps and forward foreign currency contracts. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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Hedging Transactions Risk: The Adviser  from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser  may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Investments in real estate investment trusts or securities with similar characteristics that pool investors’ capital to purchase or finance real estate investments also involve certain unique risks, including concentration risk (by geography or property type) and interest rate risk (i.e., in a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase).
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: The Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.

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The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

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Highest Quarterly Return		Lowest Quarterly Return
17.34%	6/30/20	-26.12%	3/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the MSCI EAFE Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Five Year	Ten Year	Since Inception	Share Class Inception Date
AQR International Equity Fund— Class I
Return Before Taxes	5.38%	5.85%	4.95%	-	9/29/2009
Return After Taxes on Distributions	4.74%	4.75%	3.74%	-
Return After Taxes on Distributions and Sale of Fund Shares	3.82%	4.49%	3.75%	-
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	7.82%	7.45%	5.51%	-
AQR International Equity Fund— Class N
Return Before Taxes	5.18%	5.62%	4.66%	-	9/29/2009
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	7.82%	7.45%	5.51%	-
AQR International Equity Fund— Class R6
Return Before Taxes	5.55%	5.96%	-	3.52%*	1/8/2014
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	7.82%	7.45%	-	4.50%*
* Since Inception performance is shown for Class R6 because it does not have 10 years of performance history.
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes.  In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period.   Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	August 28, 2009	Managing and Founding Principal of the Adviser
John M. Liew, Ph.D., M.B.A.	August 28, 2009	Founding Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	January 1, 2020	Principal of the Adviser
Ronen Israel, M.A.	August 28, 2009	Principal of the Adviser
Michael Katz, Ph.D., A.M.	March 16, 2016	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR Core Plus Bond Fund
Fund Summary — January 29, 2021
as Amended March 15, 2021
Investment Objective
The AQR Core Plus Bond Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.32%	0.32%	0.32%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses
Interest expense	0.01%	0.01%	0.01%
All other expenses	0.29%	0.33%	0.23%
Total Other Expenses	0.30%	0.34%	0.24%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.88%	0.67%	0.57%
Less: Fee Waivers and/or Expense Reimbursements[2]	0.14%	0.18%	0.18%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[3]	0.74%	0.49%	0.39%
1   Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund's investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
2   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit All Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. "All Other Expenses" include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or All Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
3   Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements are 0.73% for Class N Shares, 0.48% for Class I Shares and 0.38% for Class R6 Shares if interest expense is not included.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N Shares	$ 76	$ 267	$ 474	$ 1,071
Class I Shares	$ 50	$ 196	$ 355	$ 817
Class R6 Shares	$ 40	$ 164	$ 300	$ 696
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 1,029% of the average value of its portfolio.

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Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) while seeking to control its tracking error relative to this benchmark. The Fund will target a long-term average forecasted tracking error of 1.2% to 1.7% relative to the Index. Actual realized tracking error will vary based on market conditions and other factors.
The Fund aims to pursue its investment objective primarily through, although not limited to, maturity selection, corporate issuer selection, country selection, emerging bond selection and currency selection. Any “interest rate timing” or “sector rotation” strategies in which the Fund engages are expected to be minimal.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in bonds and bond related instruments (collectively, “Bond Instruments”). Bond Instruments include corporate bonds and notes, inflation-linked bonds and notes, mortgage-backed securities, U.S. Government bonds, as well as foreign and emerging market debt securities and investments that provide exposure to the performance of Bond Instruments, including credit default swaps and credit default swaps on indices, bond futures, interest rate futures, interest rate swaps, forward mortgage-backed securities trading in the to-be-announced (“TBA”) market and exchange-traded-funds and similar pooled investment vehicles. The Fund may invest in or have exposure to secured or unsecured fixed, variable and floating rate Bond Instruments of any duration or maturity and may engage in short sales. The Fund may also invest in Bond Instruments issued under Rule 144A.
In addition to investing in Bond Instruments that are included in, or provide exposure to, issuers in the Index, the Fund may invest in Bond Instruments not included in the Index. This flexibility allows the Adviser to look for investments or gain exposure to Bond Instruments that it believes will enhance the Fund’s ability to meet its investment objective. The Fund’s net exposure to corporate debt rated below investment grade (i.e., high-yield or junk bonds) is limited to 30% of its net assets. The Fund’s net exposure to foreign currency denominated sovereign debt is limited to 30% of the Fund’s net assets. The Adviser may, but is not required to, utilize foreign currency forwards or futures to generate desired currency exposure for the portfolio and to hedge exposure to foreign currencies.
The Fund takes long positions in, or overweights, Bond Instruments and currencies that the Adviser forecasts to be attractive relative to the Index, and may take short positions in, or underweight, Bond Instruments and currencies that the Adviser forecasts to be unattractive relative to the Index. In evaluating whether Bond Instruments or currencies are attractive or unattractive relative to the Index, the Adviser uses a set of value, momentum, carry, defensive and other economic indicators to generate an investment portfolio based on the Adviser’s proprietary quantitative security selection and asset allocation models.
Value: Value strategies seek to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy or overweight assets that are “cheap” and sell or underweight those that are “expensive.” An example of value measures includes selecting Bond Instruments based on spread relative to default probability forecasts.
Momentum: Momentum strategies seek to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy or overweight assets that recently outperformed their peers and sell or underweight those that recently underperformed. Examples of momentum measures include selecting Bond Instruments based on price- and yield-based momentum.
Carry: An asset’s “carry” is its expected return assuming market conditions stay the same. Carry strategies seek to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy or overweight high-yielding assets and sell or underweight low-yielding assets. An example of carry measures includes selecting Bond Instruments based on the level of yield or spread.
Defensive: Defensive strategies seek to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy or overweight low-risk, high-quality assets and sell or underweight high-risk, low-quality assets. An example of defensive measures includes selecting Bond Instruments based on issuer leverage.
In addition to these indicators, the Adviser may use a number of additional quantitative indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.
The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments based upon each applicable indicator within several sub-strategies, including, but not limited to, maturity selection, corporate issuer selection, country selection, emerging bond selection and currency selection. Investments ranking near the top of the universe contribute the largest long positions or overweights among the universe and investments ranking near the bottom of the universe contribute the largest short positions or underweights among the universe. This results in several sub-strategy portfolios that are then sized to maintain a risk balanced allocation across sub-strategies within the Fund and form the Fund’s full portfolio. Individual positions are sold or closed out during a

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rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions, how much the actual portfolio deviates from the target portfolio and estimated transaction costs.
The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors, corporate or government entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund’s use of futures contracts, forward contracts, swaps and certain other derivative instruments (“Derivative Instruments”) will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a Derivative Instrument providing leveraged exposure to the asset class and that Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund may take long and short positions in Bond Instruments. A long position in a Bond Instrument will benefit from an increase in the price of the underlying security or instrument. A short position in a Bond Instrument will benefit from a decrease in price of the underlying security or instrument and will lose value if the price of the underlying security or instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, U.S. Government securities, U.S. Government agency securities, short-term investment funds, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and other cash and cash equivalents with one year or less term to maturity.
The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other Derivative Instruments.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

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Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's ability to evaluate these securities and/or impact Fund performance.
Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Fixed Income Securities Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
•
The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
•
Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

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•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
•
The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
•
Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.
•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts and swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

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Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors, corporate or government entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that

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(i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Sovereign Debt Risk: The Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
TBA Risk: TBA transactions involve the risk that the security that the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

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Performance Information
The performance information below shows summary performance information for the Fund in a bar chart and an average annual total returns table. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund.
The Fund’s past performance (before and after taxes), as provided by the bar chart and performance table that follows, is not an indication of future results. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Class I Shares—Total Returns
The bar chart below provides an illustration of how the Fund’s performance has varied in each of the indicated calendar years.

Highest Quarterly Return		Lowest Quarterly Return
3.99%	3/31/19	0.22%	12/31/20
Average Annual Total Returns as of December 31, 2020
The following table compares the Fund’s average annual total returns for Class I Shares, Class N Shares and Class R6 Shares as of December 31, 2020 to the Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index. The table includes all applicable fees and sales charges.
	One Year	Since Inception	Share Class Inception Date
AQR Core Plus Bond Fund—Class I
Return Before Taxes	6.62%	6.00%	04/05/2018
Return After Taxes on Distributions	4.67%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	4.12%	3.90%
AQR Core Plus Bond Fund—Class N
Return Before Taxes	6.33%	5.75%	04/05/2018
AQR Core Plus Bond Fund—Class R6
Return Before Taxes	6.70%	6.07%	04/05/2018
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.51%	6.56%
After-tax returns are calculated using the historical highest individual marginal tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Class I Shares only. After-tax returns for other classes will vary.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.

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Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Jordan Brooks, Ph.D., M.A.	April 5, 2018	Principal of the Adviser
Ronen Israel, M.A.	April 5, 2018	Principal of the Adviser
Scott Richardson, Ph.D.	April 5, 2018	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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AQR High Yield Bond Fund
Fund Summary — January 29, 2021
Investment Objective
The AQR High Yield Bond Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I	Class R6
Management Fee	0.55%	0.55%	0.55%
Distribution (12b-1) Fee	0.25%	None	None
Other Expenses[1]	0.24%	0.24%	0.14%
Acquired Fund Fees and Expenses[1], [2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.05%	0.80%	0.70%
Less: Fee Waivers and/or Expense Reimbursements[3]	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.96%	0.71%	0.61%
1   Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year because the Fund has not commenced operations as of the date of this prospectus.
2   Acquired Fund Fees and Expenses reflect the expenses incurred indirectly by the Fund as a result of the Fund’s investments in underlying money market mutual funds, exchange-traded funds or other pooled investment vehicles.
3   The Adviser has contractually agreed to reimburse operating expenses of the Fund in an amount sufficient to limit Other Expenses at no more than 0.15% for Class N Shares and Class I Shares and 0.05% for Class R6 Shares. “Other Expenses” include all Fund operating expenses other than management fees and 12b-1 fees and exclude interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. This agreement (the “Expense Limitation Agreement”) will continue at least through January 28, 2022. The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses, provided that the amount recaptured may not cause the total annual operating expenses or Other Expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Expense Limitation Agreement through January 28, 2022, as discussed in Footnote No. 3 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class N Shares	$ 98	$ 325
Class I Shares	$ 73	$ 246
Class R6 Shares	$ 62	$ 215
Portfolio Turnover: The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not commenced operations as of the date of this prospectus.
Principal Investment Strategies of the Fund
The Fund seeks to outperform, after expenses, the ICE BofAML U.S. High Yield Index (the “Index”) while seeking to control its tracking error relative to this benchmark. The Fund will target a long-term average forecasted tracking error of 1.5% to 2.5% relative to the Index. Actual realized tracking error will vary based on market conditions and other factors.
The Fund aims to pursue its investment objective primarily through, although not limited to, corporate issuer selection. Any “market or industry timing” strategies in which the Fund engages are expected to be minimal.

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Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in bonds and bond related instruments (collectively, “Bond Instruments”) that, at the time of purchase, are rated below investment grade (i.e., high-yield or junk bonds) or, if unrated or split rated, determined by the Fund’s management team to be of similar quality. Bond Instruments include corporate bonds and notes of U.S. and foreign issuers, including those located in emerging markets, and investments that provide exposure to the performance of Bond Instruments, including credit default swaps and credit default swaps on indices, bond futures, interest rate futures, interest rate swaps and exchange-traded funds and similar pooled investment vehicles. The Fund may invest in or have exposure to secured or unsecured fixed, variable and floating rate Bond Instruments of any duration or maturity and may engage in short sales. The Fund may invest in Bond Instruments of any rating, including Bond Instruments rated as low as “D” by S&P, or an equivalent rating, which means they have a poor prospect of repaying all obligations. The Fund is not required to dispose of Bond Instruments that cease to be rated below investment grade. The Fund may also invest in Bond Instruments issued under Rule 144A.
In addition to investing in Bond Instruments that are included in, or provide exposure to, issuers in the Index, the Fund may invest in Bond Instruments not included in the Index. This flexibility allows the Adviser to look for investments or gain exposure to Bond Instruments that it believes will enhance the Fund’s ability to meet its investment objective. The Adviser may, but is not required to, utilize foreign currency forwards or futures to hedge exposure to foreign currencies.
The Fund takes long positions in, or overweights, Bond Instruments that the Adviser forecasts to be attractive relative to the Index, and may take short positions in, or underweight, Bond Instruments that the Adviser forecasts to be unattractive relative to the Index. In evaluating whether Bond Instruments are attractive or unattractive relative to the Index, the Adviser uses a set of value, momentum, carry, defensive and other indicators to generate an investment portfolio based on the Adviser’s proprietary quantitative security selection and asset allocation models.
Value: Value strategies seek to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy or overweight assets that are “cheap” and sell or underweight those that are “expensive.” An example of value measures includes selecting Bond Instruments based on spread relative to default probability forecasts.
Momentum: Momentum strategies seek to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy or overweight assets that recently outperformed their peers and sell or underweight those that recently underperformed. Examples of momentum measures include selecting Bond Instruments based on price- and yield-based momentum.
Carry: An asset’s “carry” is its expected return assuming market conditions stay the same. Carry strategies seek to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy or overweight high-yielding assets and sell or underweight low-yielding assets. An example of carry measures includes selecting Bond Instruments based on the level of yield or spread.
Defensive: Defensive strategies seek to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy or overweight low-risk, high-quality assets and sell or underweight high-risk, low-quality assets. An example of defensive measures includes selecting Bond Instruments based on issuer leverage.
In addition to these indicators, the Adviser may use a number of additional quantitative indicators based on the Adviser’s proprietary research. The Adviser may add or modify the indicators employed in selecting portfolio holdings from time to time.
The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments based upon each applicable indicator. Investments ranking near the top of the universe contribute the largest long positions or overweights among the universe and investments ranking near the bottom of the universe contribute the largest short positions or underweights among the universe. Individual positions are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions, how much the actual portfolio deviates from the target portfolio and estimated transaction costs.
The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, corporate entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund’s use of futures contracts, forward contracts, swaps and certain other derivative instruments (“Derivative Instruments”) will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a Derivative Instrument

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providing leveraged exposure to the asset class and that Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund may take long and short positions in Bond Instruments. A long position in a Bond Instrument will benefit from an increase in the price of the underlying security or instrument. A short position in a Bond Instrument will benefit from a decrease in price of the underlying security or instrument and will lose value if the price of the underlying security or instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, U.S. Government securities, U.S. Government agency securities, short-term investment funds, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and other cash and cash equivalents with one year or less term to maturity.
The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other Derivative Instruments.
If Derivative Instruments and Bond Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
Principal Risks of Investing in the Fund
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss. The following is a summary description of certain risks of investing in the Fund.
Below Investment Grade Securities Risk: Although bonds rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, bonds rated below investment grade are high risk, speculative investments that may cause income and principal losses for the Fund.
Counterparty Risk: The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.
Credit Default Swap Agreements Risk: The Fund may enter into credit default swap agreements or credit default index swap agreements as a “buyer” or “seller” of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.

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Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments and central banks. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Derivatives Risk: In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or currency (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the section entitled “Principal Investment Strategies of the Fund,” futures contracts, forward contracts and swaps. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Additionally, to the extent the Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, the Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Emerging Market Risk: The Fund intends to have exposure to emerging markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Emerging markets generally have less stable political systems, less developed securities settlement procedures and may require the establishment of special custody arrangements. Emerging securities markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation as developed markets, which could impact the Adviser's ability to evaluate these securities and/or impact Fund performance.
Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
Fixed Income Securities Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
Foreign Investments Risk: Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:
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The Fund generally holds its foreign instruments and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.
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Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.
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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.
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The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.
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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.
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Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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•
The regulatory, financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
Forward and Futures Contract Risk: The successful use of forward and futures contracts draws upon the Adviser’s   skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, forward contracts and swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect the Fund’s investment performance.
Market Risk: Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Model and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the

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risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, corporate entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result.
The Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of the Fund while using a momentum strategy may suffer.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Securities Lending Risk: The Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Short Sale Risk: The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

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Swap Agreements Risk: Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Performance Information
The Fund has not commenced operations as of the date of this prospectus. As a result, no performance information is available. Updated information on the Fund’s performance, including its current NAV per share, can be obtained by visiting https://funds.aqr.com.
Investment Manager
The Fund’s investment manager is AQR Capital Management, LLC.
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Jordan Brooks, Ph.D., M.A.	Since inception	Principal of the Adviser
Ronen Israel, M.A.	Since inception	Principal of the Adviser
Scott Richardson, Ph.D.	Since inception	Principal of the Adviser
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Information” on page 80 of the prospectus.

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Important Additional Information
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Class N Shares, Class I Shares and Class R6 Shares of each Fund, as applicable, each day the NYSE is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (866) 290-2688 or by mail (c/o AQR Funds, P.O. Box 2248, Denver, CO 80201-2248). Each Fund’s initial and subsequent investment minimums for Class N Shares, Class I Shares and Class R6 Shares, as applicable, generally are as follows.
	Class N Shares	Class I Shares	Class R6 Shares
Minimum Initial Investment	$ *1,000,000	$ *5,000,000	$ *50,000,000
Minimum Subsequent Investment	None	None	None
*  Reductions apply to certain eligibility groups. See “Investing With the AQR Funds” in the Funds’ prospectus.
Tax Information
Each Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.
Payments to Broker/Dealers and other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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Details About the Funds
Glossary. To keep things simple, we have defined and explained a number of terms and concepts in a Glossary at the back of this prospectus. Terms that are in italics have definitions or explanations in the Glossary.
Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the Funds and your rights as a shareholder.

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Details About the AQR Large Cap Multi-Style Fund
Investment Objective
The AQR Large Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and real estate investment trusts) of large-cap companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in large-cap U.S. companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2020, the market capitalization of the companies comprising the Russell 1000® Index ranged from $831.2 million to $2,269 billion.  The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
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when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
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deferring realizations of net capital gains;
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limiting portfolio turnover that may result in taxable gains; and
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choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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Details About the AQR Small Cap Multi-Style Fund
Investment Objective
The AQR Small Cap Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and real estate investment trusts) of small-cap companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund generally invests in small-cap U.S. companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. As of December 31, 2020, the market capitalization of the companies comprising the Russell 2000® Index ranged from $43 million to $15.5 billion.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus84
Details About the AQR International Multi-Style Fund
Investment Objective
The AQR International Multi-Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of non-U.S. companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
The Fund will generally invest in developed markets outside of the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI World ex-USA Index at the time of purchase.
The Fund generally invests in large-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI World ex-USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit. The Fund may also invest in mid-cap securities.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds–Prospectus85
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus86
Details About the AQR Emerging Multi-Style II Fund
Investment Objective
The AQR Emerging Multi-Style II Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity or equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of emerging market companies.
The Fund combines multiple investment styles, primarily including value, momentum and quality, using an integrated approach. In managing the Fund, the Adviser seeks to invest in attractively valued companies with positive momentum and stable businesses. Companies are considered to be good value investments if they appear cheap based on multiple fundamental measures, including price-to-book and price-to-earnings ratios relative to other securities in its relevant universe at the time of purchase. In assessing positive momentum, the Adviser favors securities with strong medium-term performance relative to other securities in its relevant universe at the time of purchase. Further, the Adviser favors stable companies in good business health, including those with strong profitability and stable earnings. The Adviser may add to or modify the economic factors employed in selecting securities. There is no guarantee that the Fund’s objective will be met.
A company will be considered to be an emerging market company if it is organized, domiciled, or has a principal place of business in an emerging market. Emerging markets include countries that are included in the MSCI Emerging Markets Index at the time of purchase. Equity-related instruments include instruments that provide exposure to the change in value of an emerging market company. The Fund may also invest in, and have exposure to, non-emerging market companies if the Adviser considers it advisable to achieve the Fund’s investment objective.
The Fund generally invests in large- and mid-cap companies, which the Adviser generally considers to be those companies with market capitalizations within the range of the MSCI Emerging Markets Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of its assessment of the liquidity of the security, the attractiveness of the security based on each factor described above and additional criteria that form part of the Adviser’s security selection process. The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account both anticipated transaction costs and potential tax consequences associated with trading each equity instrument.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded-funds and similar pooled investment vehicles, for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.

AQR Funds–Prospectus87
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus88
Details About the AQR Large Cap Momentum Style Fund
Investment Objective
The AQR Large Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts) of large-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in large-cap U.S. companies. As of the date of this prospectus, the Adviser generally considers large-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2020, the market capitalization of the companies comprising the Russell 1000® Index ranged from $831.2 million to $2,269 billion.  The Fund may also invest in mid-cap companies.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds–Prospectus89
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus90
Details About the AQR Small Cap Momentum Style Fund
Investment Objective
The AQR Small Cap Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and real estate investment trusts) of small-cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
Under normal market circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in small-cap U.S. companies. As of the date of this prospectus, the Adviser considers small-cap U.S. companies to be those companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. As of December 31, 2020, the market capitalization of the companies comprising the Russell 2000® Index ranged from $43 million to $15.5 billion.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds–Prospectus91
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus92
Details About the AQR International Momentum Style Fund
Investment Objective
The AQR International Momentum Style Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a momentum investment style by investing primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, depositary receipts and real estate investment trusts or securities with similar characteristics) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has outperformed other securities on a relative basis over a recent time period. Relative performance may be based on price momentum, earnings momentum, or other types of momentum, and will generally be measured over time periods ranging from one to twelve months. The criteria the Adviser uses for determining positive momentum may change from time to time.
The Fund will generally invest in developed markets outside the U.S. As of the date of this prospectus, the Adviser considers developed markets outside of the U.S. to be those countries that are included in the MSCI World ex-USA Index at the time of purchase. Although the Fund does not limit its investments to any one country, the Fund may invest in any one country without limit.
The Adviser determines the weight of each security in the portfolio using a combination of the market capitalization of the security and the Adviser’s determination of the attractiveness of the security based on the Adviser’s assessment of the security’s momentum and additional criteria that form part of the Adviser’s security selection process. The Adviser expects to rebalance the portfolio monthly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio by virtue of their capitalization and positive momentum.
When selecting securities for the portfolio, the Adviser may employ tax management strategies which consider the potential impact of federal income tax on shareholders’ investment return. These tax management strategies are generally designed to both (i) reduce the Fund’s overall realization of capital gains, and (ii) minimize the Fund’s realized short-term capital gains as a percentage of the Fund’s total realized capital gains (both long-term and short term), as compared to funds that do not take tax consequences into account. Investors should not expect that there will be no capital gain distributions or that the Fund’s short-term capital gains distributions will necessarily be less than its long-term capital gains distributions, however, as the Fund will balance investment considerations with tax consequences in making investment decisions and the Fund may not employ these tax management strategies at all times. The techniques that may be used to attempt to reduce the impact of federal income tax on shareholders’ investment returns include:
•
when believed by the Adviser to be appropriate, selling stocks to realize losses, with the specific purpose of offsetting gains;
•
deferring realizations of net capital gains;
•
limiting portfolio turnover that may result in taxable gains; and
•
choosing a tax accounting method that reduces tax liability: for example, using the highest-in, first-out (HIFO) method which sells tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
The Adviser believes that effective management of transaction costs is essential. Transaction costs include commissions, bid-ask spreads, market impact and time delays (the time between the investment decision and implementation, during which a market may move in favor of or against the Fund). The Adviser employs an optimization process and a number of sophisticated trading techniques in an effort to keep trading costs for the Fund reasonably low.
In order to manage transaction costs and minimize adverse tax consequences, the Adviser does not intend to rebalance the Fund’s portfolio mechanically or to purchase and sell exclusively those securities defined by the eligibility criteria described above. The Adviser will seek to maintain flexibility to trade opportunistically in order to strike a balance between maintaining the desired exposure to positive momentum while attempting to keep transaction costs reasonably low and to minimize federal income taxes on returns.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward foreign currency contracts and other types of equity-linked derivative instruments such as equity swaps and equity index swaps, as well as exchange-traded funds and similar pooled investment vehicles to gain exposure to the equity market and to maintain liquidity to pay for redemptions. A portion of the Fund’s assets may be held in cash or cash-equivalent investments, including, but not limited to, short-term investment funds.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.

AQR Funds–Prospectus93
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus94
Details About the AQR Large Cap Defensive Style Fund
Investment Objective
The AQR Large Cap Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of large-cap issuers. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, stock index futures, real estate investment trusts and other derivative instruments where the reference asset is an equity security. As of the date of this prospectus, the Adviser generally considers large-cap issuers to be those issuers with market capitalizations within the range of the Russell 1000® Index at the time of purchase. As of December 31, 2020, the market capitalization of the companies comprising the Russell 1000® Index ranged from $831.2 million to $2,269 billion. The Fund can invest in companies of any size and may invest in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional U.S. equity funds when equity markets are rising, but to exceed the performance of traditional U.S. equity funds during equity market declines. To achieve this result, the Fund will be broadly diversified across companies and industries and will invest in companies that the Adviser has identified to have low measures of risk and high quality (e.g., stable companies in good business health). The Adviser believes that the stocks of these types of companies may tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” and high quality stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” or poor quality stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers and industries based on the Adviser’s evaluation of investment opportunities. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer and industry, as well as additional criteria that form part of the Adviser’s security selection process. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers and industries will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. In managing the Fund’s portfolio, the Adviser may from time to time utilize certain tax management techniques which consider the potential impact of federal income tax on shareholders’ investment return.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts as well as exchange-traded funds and similar pooled investment vehicles for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading each Equity Instrument. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus95
Details About the AQR International Defensive Style Fund
Investment Objective
The AQR International Defensive Style Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund pursues a “defensive” investment style, seeking to provide downside protection with upside potential through active stock selection, risk management and diversification.
The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in Equity Instruments of International Issuers. Equity Instruments include common stock, preferred stock, warrants, exchange-traded funds that invest in equity securities, stock index futures, depositary receipts, real estate investment trusts or securities with similar characteristics and other derivative instruments where the reference asset is an equity security. An issuer will be considered an International Issuer if it is organized, domiciled, or has a principal place of business in a country that is part of the MSCI World ex-USA Index, or if an instrument provides exposure to the change in value of a company that meets that definition. However, the Fund may also invest in issuers organized, domiciled, or with a principal place of business in other countries if the Adviser considers it advisable to achieve the Fund’s investment objective. The Fund can invest in companies of any size and may invest to a significant extent in small- and mid-cap companies from time to time in the discretion of the Adviser. There is no guarantee that the Fund’s objective will be met.
The Fund may engage in currency transactions with counterparties primarily in order to mitigate the volatility associated with particular currencies in which portfolio holdings are denominated and to provide temporary exposure to a particular currency in lieu of leaving cash inflows uninvested. Currency transactions include forward currency contracts and exchange listed currency futures. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund seeks to diversify currency exposures and to avoid the risk of high exposures to any one currency, including U.S. dollars.
The Fund pursues a defensive investment style, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. In other words, the Fund expects to lag the performance of traditional international equity funds when these markets are rising, but to exceed the performance of traditional international equity funds during international equity market declines. To achieve this result, the Fund will be broadly diversified across companies, industries and countries and will invest in companies that the Adviser has identified to have low measures of risk and high quality (e.g., stable companies in good business health). The Adviser believes that the stocks of these types of companies may tend to be lower “beta” stocks and that lower “beta” stocks generally are less volatile than higher “beta” stocks (that is, their value has a lower sensitivity to fluctuations in the securities markets). The Adviser expects low “beta” and high quality stocks to produce higher risk-adjusted returns over a full market cycle than high “beta” or poor quality stocks.
The Fund is actively managed and the Adviser will vary the Fund’s exposures to issuers, industries, countries and currencies based on the Adviser’s evaluation of investment opportunities within and across markets. In constructing the portfolio, the Adviser uses quantitative models, which combine active management to identify quality companies and statistical measures of risk to assure diversification by issuer, country, currency and industry, as well as additional criteria that form part of the Adviser’s security selection process. The Adviser will use volatility and correlation forecasting and portfolio construction methodologies to manage the Fund. The Adviser utilizes quantitative risk models in furtherance of the Fund’s investment objective, which seek to control portfolio level risk. Shifts in allocations among issuers, industries, countries or currencies will be determined using the quantitative models based on the Adviser’s determinations of risk and quality, as well as other factors including, but not limited to, managing industry and sector exposures. The Fund bears the risk that the quantitative models used by the portfolio managers will not be successful in forecasting market returns or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. In managing the Fund’s portfolio, the Adviser may from time to time utilize certain tax management techniques which consider the potential impact of federal income tax on shareholders’ investment return.
The Fund invests significantly in common stocks. The Fund may also invest in or use financial futures contracts, forward currency contracts as well as exchange-traded funds and similar pooled investment vehicles for hedging purposes, to gain exposure to the equity market and to maintain liquidity to pay for redemptions. The Fund may invest in short-term instruments, including U.S. Government securities, bank certificates of deposit, money market instruments or funds, and such other liquid investments deemed appropriate by the Adviser. The Fund may invest in these securities without limit for temporary defensive purposes.

AQR Funds–Prospectus96
There is no assurance that the Fund’s use of Equity Instruments providing enhanced exposure will enable the Fund to achieve its investment objective. In addition, to attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser utilizes portfolio optimization techniques to determine trading activity, taking into account anticipated transaction costs associated with trading each Equity Instrument. The Fund employs sophisticated proprietary trading techniques in an effort to mitigate trading costs and execution impact on the Fund.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus97
Details About the AQR Global Equity Fund
Investment Objective
The AQR Global Equity Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the MSCI World Index (the Global Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target an average forecasted tracking error of approximately 4% relative to the Global Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada.
Generally, the Fund will invest in instruments of companies located in a number of different countries throughout the world, one of which will be the United States. Under normal circumstances, the Fund will invest at least 40% of its assets in non-U.S. companies. Notwithstanding the previous sentence, if the weighting of non-U.S. companies in the Global Equity Benchmark drops below 45%, the Fund may invest a lower amount in non-U.S. companies, which will normally be such that the minimum level for non-U.S. companies will be 5% below the weighting of non-U.S. companies in the Global Equity Benchmark as of the end of the prior business day (or, if such information is unavailable, the most recently published composition). The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries outside of the U.S.).
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the Global Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the Global Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and other factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously.
•
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value measures include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and purchasing power parity for choosing currencies.
•
Momentum strategies favor securities with measures of strong recent performance. Examples of momentum measures include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•
In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research. These may include, but are not limited to, quality strategies (which favor stable companies in good business health, including those with strong profitability and stable earnings) and sentiment strategies (which favor companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways).
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps, swaps on equity index futures, currencies and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the Global Equity Benchmark.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equities and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment. Short exposure to any currency generally will not exceed -20% of the net assets of the Fund. For example, if 5% of the Fund’s net assets are invested in Swiss stocks held long, generally the Fund’s collective short positions in Swiss francs would be 25% or less of the Fund’s net assets. Foreign currency denominated stock positions and the notional value of foreign currency spot and forward positions are included in determining aggregate long and short currency exposure.
Short exposure to the equity of issuers in a particular country generally will not exceed -12% of the net assets of the Fund. In other words, the total value of stock positions held long in a country, plus the notional value of equity derivatives providing long exposure to issuers in that country, minus the notional value of equity derivatives providing

AQR Funds–Prospectus98
short exposure to issuers in that country must be greater than -12% of the Fund’s net assets. For example, if 3% of the net assets of the Fund are invested in Spanish equities, generally the largest short position in Spanish equity futures would be 15% of the Fund’s net assets.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts and real estate investment trusts or securities with similar characteristics). The Fund will invest in companies with a broad range of market capitalizations. The Fund has no market capitalization constraints. The Fund invests primarily in securities comprising the Global Equity Benchmark and also invests to some extent in securities outside the Global Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the Global Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds. However, under normal market conditions, net economic exposure to the equity markets (i.e. the total value of equity positions plus the net notional value of equity derivatives) will generally equal at least 95% of the Fund’s net assets.
In general, the Fund expects to be broadly diversified, typically holding the securities of more than 250 different issuers. The Fund generally will not invest more than 5% of its net assets, measured at the time of purchase, in a single class of the securities of any issuer within the Global Equity Benchmark. The Fund will also be diversified by sector under normal market conditions. The maximum allocation of Fund assets to any particular global sector relative to the weighting of that sector in the Global Equity Benchmark, generally will not exceed (or be less than) 15%. Equity derivatives that gain exposure to countries, rather than individual stocks or sectors, are excluded from these sector exposure calculations.
The Fund may invest to a lesser extent in securities of issuers, countries and currencies not included in the Global Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Fund). The Adviser considers expected transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus99
Details About the AQR International Equity Fund
Investment Objective
The AQR International Equity Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the MSCI EAFE Index (the International Equity Benchmark) while seeking to control its tracking error relative to this benchmark. The Fund will target a forecasted tracking error generally in the range of 3-7% relative to the International Equity Benchmark over a long-term business cycle, but actual tracking error will vary based on market conditions, sector positioning, securities selection and other factors. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada.
The Fund’s portfolio normally will be managed by both overweighting and underweighting securities, countries and currencies relative to the International Equity Benchmark, using the Adviser’s proprietary quantitative return forecasting models and systematic risk-control methods. The Adviser starts with the securities that are included in the International Equity Benchmark and augments them with additional securities that are deemed to have similar characteristics. From this investment universe, the Adviser employs a disciplined approach emphasizing both top-down country/currency allocation and bottom-up security selection decisions that include selection of individual stocks within industries as well as explicit industry/sector selection.
The Adviser uses a set of value, momentum and other factors to generate an investment portfolio based on the Adviser’s global asset allocation models and security selection procedures. The Adviser believes that a better risk-adjusted return may be achievable by applying both value and momentum strategies simultaneously:
•
Value strategies favor securities that appear cheap based on fundamental measures. Examples of value measures include using price-to-earnings and price-to-book ratios for choosing individual equities and countries, and purchasing power parity for choosing currencies.
•
Momentum strategies favor securities with measures of strong recent performance. Examples of momentum measures include simple price momentum for choosing individual equities and countries, and foreign exchange rate momentum for selecting currencies.
•
In addition to these two main strategies, the Adviser may use a number of additional quantitative strategies based on the Adviser’s proprietary research. These may include, but are not limited to, quality strategies (which favor stable companies in good business health, including those with strong profitability and stable earnings) and sentiment strategies (which favor companies favored by high-conviction investors or companies whose management is acting in shareholder-friendly ways).
The Adviser views the selection of individual securities, countries and currencies as three independent decisions. The Adviser may utilize country index futures, index swaps, swaps on equity index futures, currencies and foreign currency forwards to overweight or underweight the country and currency exposure of the overall portfolio relative to the International Equity Benchmark.
In seeking to achieve its investment objective, the Fund may enter into both “long” and “short” positions in equities and currencies using derivative instruments. The owner of a “long” position in a derivative instrument will benefit from an increase in the price of the underlying investment. The owner of a “short” position in a derivative instrument will benefit from a decrease in the price of the underlying investment.
Generally, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity and equity-related instruments (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps, swaps on equity index futures, depositary receipts and real estate investment trusts or securities with similar characteristics). The Fund will invest in companies with a broad range of market capitalizations, including smaller capitalization companies. The Fund invests primarily in securities comprising the International Equity Benchmark and also invests to some extent in securities outside the International Equity Benchmark which the Adviser deems to have similar investment characteristics to the securities comprising the International Equity Benchmark. The Fund may invest in or use rights, warrants, equity swaps, financial futures contracts, swaps on futures contracts, forward foreign currency contracts and other types of derivative instruments in seeking to achieve its investment objective. A portion of the Fund’s assets will be held in cash or cash equivalents including, but not limited to, money market instruments, interests in short-term investment funds or shares of money market or short-term bond funds.
The Fund may invest to a lesser extent in securities of issuers in countries and currencies not included in the International Equity Benchmark. However, the Adviser does not currently expect such securities to be a significant component of the Fund’s investment portfolio. In addition, although the United States is not included in the International Equity Benchmark, the Fund may have a significant long or short exposure to the U.S. dollar through the implementation of the Fund’s principal investment strategies.

AQR Funds–Prospectus100
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Adviser believes that the management of transaction costs should be considered when determining whether an investment is attractive. Transaction costs include commissions, bid-ask spreads, market impact and time delays (time between decision and implementation when a market may move in favor of or against the Fund). The Adviser considers expected transaction costs both in its forecasting model and optimization process to seek to ensure that trades for the Fund will remain attractive after transaction costs are reflected.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus101
Details About the AQR Core Plus Bond Fund
Investment Objective
The AQR Core Plus Bond Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) while seeking to control its tracking error relative to this benchmark. The Fund will target a long-term average forecasted tracking error of 1.2% to 1.7% relative to the Index. Actual realized tracking error will vary based on market conditions and other factors.
The Fund aims to pursue its investment objective primarily through, although not limited to, maturity selection, corporate issuer selection, country selection, emerging bond selection and currency selection. Any “interest rate timing” or “sector rotation” strategies in which the Fund engages are expected to be minimal.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in bonds and bond related instruments (collectively, “Bond Instruments”). Bond Instruments include corporate bonds and notes, inflation-linked bonds and notes, mortgage-backed securities, U.S. Government bonds, as well as foreign and emerging market debt securities and investments that provide exposure to the performance of Bond Instruments, including credit default swaps and credit default swaps on indices, bond futures, interest rate futures, interest rate swaps, forward mortgage-backed securities trading in the to-be-announced (“TBA”) market and exchange-traded-funds and similar pooled investment vehicles. The Fund may invest in or have exposure to secured or unsecured fixed, variable and floating rate Bond Instruments of any duration or maturity and may engage in short sales. The Fund may also invest in Bond Instruments issued under Rule 144A.
In addition to investing in Bond Instruments that are included in, or provide exposure to, issuers in the Index, the Fund may invest in Bond Instruments not included in the Index. This flexibility allows the Adviser to look for investments or gain exposure to Bond Instruments that it believes will enhance the Fund’s ability to meet its investment objective. The Fund’s net exposure to corporate debt rated below investment grade (i.e., high-yield or junk bonds) is limited to 30% of its net assets. The Fund’s net exposure to foreign currency denominated sovereign debt is limited to 30% of the Fund’s net assets. The Adviser may, but is not required to, utilize foreign currency forwards or futures to generate desired currency exposure for the portfolio and to hedge exposure to foreign currencies.
The Fund takes long positions in, or overweights, Bond Instruments and currencies that the Adviser forecasts to be attractive relative to the Index, and may take short positions in, or underweight, Bond Instruments and currencies that the Adviser forecasts to be unattractive relative to the Index. In evaluating whether Bond Instruments or currencies are attractive or unattractive relative to the Index, the Adviser uses a set of value, momentum, carry, defensive and other economic indicators to generate an investment portfolio based on the Adviser’s proprietary quantitative security selection and asset allocation models.
Value: Value strategies seek to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy or overweight assets that are “cheap” and sell or underweight those that are “expensive.” An example of value measures includes selecting Bond Instruments based on spread relative to default probability forecasts.
Momentum: Momentum strategies seek to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy or overweight assets that recently outperformed their peers and sell or underweight those that recently underperformed. Examples of momentum measures include selecting Bond Instruments based on price- and yield-based momentum.
Carry: An asset’s “carry” is its expected return assuming market conditions stay the same. Carry strategies seek to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy or overweight high-yielding assets and sell or underweight low-yielding assets. An example of carry measures includes selecting Bond Instruments based on the level of yield or spread.
Defensive: Defensive strategies seek to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy or overweight low-risk, high-quality assets and sell or underweight high-risk, low-quality assets. An example of defensive measures includes selecting Bond Instruments based on issuer leverage.
In addition to these indicators, the Adviser may use a number of additional quantitative indicators based on the Adviser’s proprietary research. The Adviser may add or modify the economic indicators employed in selecting portfolio holdings from time to time.

AQR Funds–Prospectus102
The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments based upon each applicable indicator within several sub-strategies, including, but not limited to, maturity selection, corporate issuer selection, country selection, emerging bond selection and currency selection. Investments ranking near the top of the universe contribute the largest long positions or overweights among the universe and investments ranking near the bottom of the universe contribute the largest short positions or underweights among the universe. This results in several sub-strategy portfolios that are then sized to maintain a risk balanced allocation across sub-strategies within the Fund and form the Fund’s full portfolio. Individual positions are sold or closed out during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions, how much the actual portfolio deviates from the target portfolio and estimated transaction costs.
The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors, corporate or government entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund’s use of futures contracts, forward contracts, swaps and certain other derivative instruments (“Derivative Instruments”) will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a Derivative Instrument providing leveraged exposure to the asset class and that Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund may take long and short positions in Bond Instruments. A long position in a Bond Instrument will benefit from an increase in the price of the underlying security or instrument. A short position in a Bond Instrument will benefit from a decrease in price of the underlying security or instrument and will lose value if the price of the underlying security or instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, U.S. Government securities, U.S. Government agency securities, short-term investment funds, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and other cash and cash equivalents with one year or less term to maturity.
The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other Derivative Instruments.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is a non-diversified fund under the 1940 Act.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

AQR Funds–Prospectus103
Details About the AQR High Yield Bond Fund
Investment Objective
The AQR High Yield Bond Fund (the “Fund”) seeks total return.
Total return consists of capital appreciation and income.
There can be no assurance that the Fund will be successful in achieving its investment objective.
Principal Investment Strategies
The Fund seeks to outperform, after expenses, the ICE BofAML U.S. High Yield Index (the “Index”) while seeking to control its tracking error relative to this benchmark. The Fund will target a long-term average forecasted tracking error of 1.5% to 2.5% relative to the Index. Actual realized tracking error will vary based on market conditions and other factors.
The Fund aims to pursue its investment objective primarily through, although not limited to, corporate issuer selection. Any “market or industry timing” strategies in which the Fund engages are expected to be minimal.
Under normal market conditions, the Fund pursues its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in bonds and bond related instruments (collectively, “Bond Instruments”) that, at the time of purchase, are rated below investment grade (i.e., high-yield or junk bonds) or, if unrated or split rated, determined by the Fund’s management team to be of similar quality. Bond Instruments include corporate bonds and notes of U.S. and foreign issuers, including those located in emerging markets, and investments that provide exposure to the performance of Bond Instruments, including credit default swaps and credit default swaps on indices, bond futures, interest rate futures, interest rate swaps and exchange-traded funds and similar pooled investment vehicles. The Fund may invest in or have exposure to secured or unsecured fixed, variable and floating rate Bond Instruments of any duration or maturity and may engage in short sales. The Fund may invest in Bond Instruments of any rating, including Bond Instruments rated as low as “D” by S&P, or an equivalent rating, which means they have a poor prospect of repaying all obligations. The Fund is not required to dispose of Bond Instruments that cease to be rated below investment grade. The Fund may also invest in Bond Instruments issued under Rule 144A.
In addition to investing in Bond Instruments that are included in, or provide exposure to, issuers in the Index, the Fund may invest in Bond Instruments not included in the Index. This flexibility allows the Adviser to look for investments or gain exposure to Bond Instruments that it believes will enhance the Fund’s ability to meet its investment objective. The Adviser may, but is not required to, utilize foreign currency forwards or futures to hedge exposure to foreign currencies.
The Fund takes long positions in, or overweights, Bond Instruments that the Adviser forecasts to be attractive relative to the Index, and may take short positions in, or underweight, Bond Instruments that the Adviser forecasts to be unattractive relative to the Index. In evaluating whether Bond Instruments are attractive or unattractive relative to the Index, the Adviser uses a set of value, momentum, carry, defensive and other indicators to generate an investment portfolio based on the Adviser’s proprietary quantitative security selection and asset allocation models.
Value: Value strategies seek to capture the tendency for relatively cheap assets to outperform relatively expensive assets. The Fund will seek to buy or overweight assets that are “cheap” and sell or underweight those that are “expensive.” An example of value measures includes selecting Bond Instruments based on spread relative to default probability forecasts.
Momentum: Momentum strategies seek to capture the tendency that an asset’s recent relative performance will continue in the near future. The Fund will seek to buy or overweight assets that recently outperformed their peers and sell or underweight those that recently underperformed. Examples of momentum measures include selecting Bond Instruments based on price- and yield-based momentum.
Carry: An asset’s “carry” is its expected return assuming market conditions stay the same. Carry strategies seek to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets. The Fund will seek to buy or overweight high-yielding assets and sell or underweight low-yielding assets. An example of carry measures includes selecting Bond Instruments based on the level of yield or spread.
Defensive: Defensive strategies seek to capture the tendency for lower risk and higher-quality assets to generate higher risk-adjusted returns than higher risk and lower-quality assets. The Fund will seek to buy or overweight low-risk, high-quality assets and sell or underweight high-risk, low-quality assets. An example of defensive measures includes selecting Bond Instruments based on issuer leverage.
In addition to these indicators, the Adviser may use a number of additional quantitative indicators based on the Adviser’s proprietary research. The Adviser may add or modify the indicators employed in selecting portfolio holdings from time to time.
The portfolio construction process is a bottom up systematic process which begins with the ranking of a universe of investments based upon each applicable indicator. Investments ranking near the top of the universe contribute the largest long positions or overweights among the universe and investments ranking near the bottom of the universe contribute the largest short positions or underweights among the universe. Individual positions are sold or closed out

AQR Funds–Prospectus104
during a rebalancing process, the frequency of which is expected to vary depending on the Adviser’s ongoing evaluation of certain factors including changes in market conditions, how much the actual portfolio deviates from the target portfolio and estimated transaction costs.
The Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, corporate entities or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
The Fund’s use of futures contracts, forward contracts, swaps and certain other derivative instruments (“Derivative Instruments”) will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying a Derivative Instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use Derivative Instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through a Derivative Instrument providing leveraged exposure to the asset class and that Derivative Instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the Derivative Instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of Derivative Instruments providing enhanced exposure will enable the Fund to achieve its investment objective.
The Fund may take long and short positions in Bond Instruments. A long position in a Bond Instrument will benefit from an increase in the price of the underlying security or instrument. A short position in a Bond Instrument will benefit from a decrease in price of the underlying security or instrument and will lose value if the price of the underlying security or instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.
A portion of the Fund’s assets may be held in cash or cash equivalent investments, including, but not limited to, U.S. Government securities, U.S. Government agency securities, short-term investment funds, overnight and/or fixed term repurchase agreements, money market mutual fund shares, and other cash and cash equivalents with one year or less term to maturity.
The Fund may also enter into repurchase and reverse repurchase agreements. Under a repurchase agreement the Fund buys securities that the seller has agreed to buy back at a specified time and at a set price. Under a reverse repurchase agreement, the Fund sells securities to another party and agrees to repurchase them at a particular date and price. Leverage may be created when the Fund enters into reverse repurchase agreements, engages in futures and swap transactions or uses certain other Derivative Instruments.
If Derivative Instruments and Bond Instruments with remaining maturities of one year or less are taken into account, the Fund’s strategy will result in frequent portfolio trading and high portfolio turnover.
To attempt to increase its income or total return, the Fund may lend its portfolio securities to certain types of eligible borrowers.
The Fund is not a complete investment program and should be considered only as one part of an investment portfolio. The Fund is more appropriate for long-term investors who can bear the risk of short-term NAV fluctuations, which at times, may be significant and rapid, however, all investments long- or short-term are subject to risk of loss.

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How the Funds Pursue Their Investment Objectives
Investment Techniques
In addition to the principal investment strategies described above, the Funds may employ the following techniques in pursuing their investment objectives.
Securities Lending  (All Funds) : To attempt to increase its income or total return , each Fund may lend its portfolio securities to certain types of eligible borrowers in amounts up to 33 1∕3% of its total assets, which may include collateral. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by the Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Each Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” Each Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote. Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on the approved list. Dividend equivalent payments received on portfolio securities that have been lent will not be eligible for designation as qualified dividend income or for the dividends renewed deduction.
Temporary Defensive Positions  (All Funds) : A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies in response to adverse or unusual market, economic, political, regulatory or other conditions. For instance, for temporary defensive purposes, a Fund may restrict the markets in which it invests or may hold uninvested cash or invest without limitation in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds, even if the investments are inconsistent with the Fund’s principal investment strategies. To the extent a Fund invests in these temporary investments in this manner, the Fund may succeed in avoiding losses but may not otherwise achieve its investment objective.
Segregation of Assets  (All Funds) : As an open-end investment company registered with the SEC , each Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, each Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of futures contracts that are not contractually required to cash settle, for example, each Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, each Fund is permitted to set aside liquid assets in an amount equal to each Fund’s daily marked-to-market net obligations (i.e., each Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. Futures contracts, forward contracts and other applicable securities and instruments that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.
Each Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor each Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of each Fund’s portfolio investments. There is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Float-Adjusted Market Capitalization  (All Funds other than the AQR Bond Funds) : When market capitalization is used in the construction of a Fund’s portfolio, the market capitalization may be float-adjusted. Float-adjusted market capitalization is a method of calculating the market capitalization of a security under which only the shares of the security that are readily available for purchase on open markets (as opposed to the total shares of the security outstanding) are included in the calculation of the security’s market capitalization. As a result, securities with less float (i.e., less liquidity) are underweighted comparative to securities with greater float (i.e., greater liquidity).

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Risk Factors
All investments, including those in mutual funds, have risks and it is possible that you could lose money by investing in a Fund. No one investment is suitable for all investors. Each Fund is intended for long-term investors. The risks identified below are the principal risks of investing in a Fund. The Summary section for each Fund and the below matrix lists the principal risks applicable to that Fund. This section provides more detailed information about each risk.
	AQR Large Cap Multi-Style Fund	AQR Small Cap Multi-Style Fund	AQR International Multi-Style Fund	AQR Emerging Multi-Style II Fund
Below Investment Grade Securities Risk
Common Stock Risk	x	x	x	x
Counterparty Risk	x	x	x	x
Credit Default Swap Agreements Risk
Credit Risk
Currency Risk			x	x
Derivatives Risk	x	x	x	x
Emerging Market Risk				x
Extension Risk
Fixed Income Securities Risk
Foreign Investments Risk			x	x
Forward and Futures Contract Risk	x	x	x	x
Hedging Transactions Risk
High Portfolio Turnover Risk
Interest Rate Risk
Investment in Other Investment Companies Risk	x	x	x	x
Leverage Risk
Manager Risk	x	x	x	x
Market Risk	x	x	x	x
Mid-Cap Securities Risk	x		x	x
Model and Data Risk	x	x	x	x
Momentum Style Risk	x	x	x	x
Mortgage-Backed Securities Risk
New Fund Risk
Non-Diversified Status Risk
Prepayment Risk
Real Estate-Related Investment Risk	x	x	x	x
Repurchase Agreements Risk
Restricted Securities Risk
Reverse Repurchase Agreements Risk
Securities Lending Risk	x	x	x	x
Short Sale Risk
Small-Cap Securities Risk		x
Sovereign Debt Risk
Swap Agreements Risk
Tax-Managed Investment Risk	x	x	x	x
TBA Risk
TIPS and Inflation-Linked Bonds Risk
U.S. Government Securities Risk
Value Style Risk	x	x	x	x
Volatility Risk

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	AQR Large Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund	AQR International Momentum Style Fund
Below Investment Grade Securities Risk
Common Stock Risk	x	x	x
Counterparty Risk	x	x	x
Credit Default Swap Agreements Risk
Credit Risk
Currency Risk			x
Derivatives Risk	x	x	x
Emerging Market Risk
Extension Risk
Fixed Income Securities Risk
Foreign Investments Risk			x
Forward and Futures Contract Risk	x	x	x
Hedging Transactions Risk
High Portfolio Turnover Risk
Interest Rate Risk
Investment in Other Investment Companies Risk	x	x	x
Leverage Risk
Manager Risk	x	x	x
Market Risk	x	x	x
Mid-Cap Securities Risk	x		x
Model and Data Risk	x	x	x
Momentum Style Risk	x	x	x
Mortgage-Backed Securities Risk
New Fund Risk
Non-Diversified Status Risk
Prepayment Risk
Real Estate-Related Investment Risk	x	x	x
Repurchase Agreements Risk
Restricted Securities Risk
Reverse Repurchase Agreements Risk
Securities Lending Risk	x	x	x
Short Sale Risk
Small-Cap Securities Risk		x
Sovereign Debt Risk
Swap Agreements Risk
Tax-Managed Investment Risk	x	x	x
TBA Risk
TIPS and Inflation-Linked Bonds Risk
U.S. Government Securities Risk
Value Style Risk
Volatility Risk

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	AQR Large Cap Defensive Style Fund	AQR International Defensive Style Fund	AQR Global Equity Fund	AQR International Equity Fund
Below Investment Grade Securities Risk
Common Stock Risk	x	x	x	x
Counterparty Risk	x	x	x	x
Credit Default Swap Agreements Risk
Credit Risk
Currency Risk		x	x	x
Derivatives Risk	x	x	x	x
Emerging Market Risk
Extension Risk
Fixed Income Securities Risk
Foreign Investments Risk		x	x	x
Forward and Futures Contract Risk	x	x	x	x
Hedging Transactions Risk	x	x	x	x
High Portfolio Turnover Risk			x
Interest Rate Risk
Investment in Other Investment Companies Risk	x	x	x	x
Leverage Risk			x	x
Manager Risk	x	x	x	x
Market Risk	x	x	x	x
Mid-Cap Securities Risk	x	x	x	x
Model and Data Risk	x	x	x	x
Momentum Style Risk			x	x
Mortgage-Backed Securities Risk
New Fund Risk
Non-Diversified Status Risk
Prepayment Risk
Real Estate-Related Investment Risk	x	x	x	x
Repurchase Agreements Risk
Restricted Securities Risk
Reverse Repurchase Agreements Risk
Securities Lending Risk	x	x	x	x
Short Sale Risk			x	x
Small-Cap Securities Risk	x	x	x	x
Sovereign Debt Risk
Swap Agreements Risk			x	x
Tax-Managed Investment Risk
TBA Risk
TIPS and Inflation-Linked Bonds Risk
U.S. Government Securities Risk
Value Style Risk			x	x
Volatility Risk			x	x

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	AQR Core Plus Bond Fund	AQR High Yield Bond Fund
Below Investment Grade Securities Risk	x	x
Common Stock Risk
Counterparty Risk	x	x
Credit Default Swap Agreements Risk	x	x
Credit Risk	x	x
Currency Risk	x	x
Derivatives Risk	x	x
Emerging Market Risk	x	x
Extension Risk	x	x
Fixed Income Securities Risk	x	x
Foreign Investments Risk	x	x
Forward and Futures Contract Risk	x	x
Hedging Transactions Risk
High Portfolio Turnover Risk	x	x
Interest Rate Risk	x	x
Investment in Other Investment Companies Risk	x	x
Leverage Risk	x	x
Manager Risk	x	x
Market Risk	x	x
Mid-Cap Securities Risk
Model and Data Risk	x	x
Momentum Style Risk	x	x
Mortgage-Backed Securities Risk	x
New Fund Risk		x
Non-Diversified Status Risk	x
Prepayment Risk	x	x
Real Estate-Related Investment Risk
Repurchase Agreements Risk	x	x
Restricted Securities Risk	x	x
Reverse Repurchase Agreements Risk	x	x
Securities Lending Risk	x	x
Short Sale Risk	x	x
Small-Cap Securities Risk
Sovereign Debt Risk	x
Swap Agreements Risk	x	x
Tax-Managed Investment Risk
TBA Risk	x
TIPS and Inflation-Linked Bonds Risk	x
U.S. Government Securities Risk	x	x
Value Style Risk	x	x
Volatility Risk	x	x
Below Investment Grade Securities Risk: Although securities rated below investment grade (also known as “junk” securities) generally pay higher rates of interest than investment grade bonds, securities rated below investment grade are high risk, speculative investments that may cause income and principal losses for a Fund. The major risks of securities rated below investment grade include:
•
Securities rated below investment grade may be issued by less creditworthy issuers. Issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of securities rated below investment grade, leaving few or no assets available to repay the bond holders.
•
Prices of securities rated below investment grade are subject to wide price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of securities rated below investment grade than on other higher rated fixed-income securities.

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•
Issuers of securities rated below investment grade may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.
•
Securities rated below investment grade frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems the bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•
Securities rated below investment grade may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in this bond market, and there may be significant differences in the prices quoted for securities rated below investment grade by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.
•
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Common Stock Risk: A Fund may invest in, or have exposure to, common stocks, which are a type of equity security that represents an ownership interest in a corporation. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets, including debt holders and preferred stockholders. Therefore, a Fund could lose money if a company in which it invests becomes financially distressed.
Counterparty Risk: A Fund may enter into various types of derivative contracts as described below under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to a Fund.
Credit Default Swap Agreements Risk: A Fund may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, a Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby a Fund is deemed to be a “seller” of credit protection, a Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, a Fund could suffer significant losses.
Credit Risk: Credit risk refers to the possibility that the issuer of a security or the issuer of the reference asset of a derivative instrument will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that

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issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that the issuer will not default on its payment obligations or that bonds will not otherwise lose value.
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses.
Currency exchange rates may be particularly affected by the relative rates of inflation, interest rate levels, the balance of payments and the extent of governmental surpluses or deficits in such foreign countries and in the United States, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of such foreign countries, the United States and other countries important to international trade and finance. Governments may use a variety of techniques, such as intervention by their central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their respective currencies. They may also issue a new currency to replace an existing currency or alter the exchange rate or relative exchange characteristics by devaluation or revaluation of a currency. The liquidity and trading value of these foreign currencies could be affected by the actions of sovereign governments and central banks, which could change or interfere with theretofore freely determined currency valuation, fluctuations in response to other market forces and the movement of currencies across borders.
Derivatives Risk: The Adviser may make use of futures, forwards, swaps and other forms of derivative instruments. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes a Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include, as further described in the “Principal Investment Strategies” section for each Fund, futures contracts, swaps, and/or forward foreign currency contracts. Additionally, to the extent a Fund is required to segregate or “set aside” (often referred to as “asset segregation”) liquid assets or otherwise cover open positions with respect to certain derivative instruments, a Fund may be required to sell portfolio instruments to meet these asset segregation requirements. There is a possibility that segregation involving a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations. Risks of these instruments include:
•
that interest rates, securities prices and currency markets will not move in the direction that the portfolio managers anticipate;
•
that prices of the instruments and the prices of underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;
•
that the skills needed to use these strategies are different than those needed to select portfolio securities;
•
the possible absence of a liquid secondary market for any particular instrument and, for exchange-traded instruments, possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;
•
that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);
•
particularly in the case of privately-negotiated instruments, that the counterparty will not perform its obligations, which could cause a Fund to lose money;
•
the inability to close out certain hedged positions to avoid adverse tax consequences, and the fact that some of these instruments may have uncertain tax implications for a Fund;
•
the fact that “speculative position limits” imposed by the Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges on net long and short positions may require a Fund to limit or unravel positions in certain types of instruments; in October 2020, the CFTC adopted new rules that will impose speculative position limits on additional derivative instruments, which may further limit a Funds’ ability to trade futures contracts and swaps; and
•
the high levels of volatility some of these instruments may exhibit, in some cases due to the high levels of leverage an investor may achieve with them.
In October 2020, the SEC adopted a new rule that will change the regulatory framework around the use of derivatives by registered investment companies, such as the Funds. The new rule will replace the aforementioned asset segregation requirements with a requirement to ensure the Funds have a derivatives risk management program consistent with the new rule, along with other requirements such as compliance with a specific value-at-risk (“VaR”) based limit on leverage

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risk. The Board of Trustees will have an oversight role in ensuring these new requirements are being taken into account and will appoint a derivatives risk manager to handle the day-to-day responsibilities of the derivatives risk management program. The Funds will not be required to comply with the new rule until August 19, 2022.
Emerging Market Risk: A Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose a Fund to all the risks described below in the “Foreign Investments Risk” section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities. The small size of their securities markets and low trading volumes can make emerging market investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. A Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in foreign securities.
Extension Risk: When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Fixed Income Securities Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.
Foreign Investments Risk: A Fund’s investments in foreign instruments, including depositary receipts, involve risks not associated with investing in U.S. instruments. Foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign instruments, among others, include:
•
Counterparty Risk: A Fund may enter into foreign investment instruments with a counterparty, which will subject a Fund to counterparty risk (see “Counterparty Risk” above).
•
Currency Risk: Currency risk is the risk that changes in currency exchange rates will negatively affect instruments denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Funds' investments in instruments denominated in a foreign currency or may widen existing losses. To the extent that a Fund is invested in foreign instruments while also maintaining currency positions, it may be exposed to greater combined risk. See “Currency Risk” above.
•
Geographic Risk: If a Fund concentrates its investments in issuers located or doing business in any country or region, factors adversely affecting that country or region will affect a Fund’s net asset value more than would be the case if a Fund had made more geographically diverse investments. The economies and financial markets of certain regions, such as Latin America or Asia, can be highly interdependent and decline all at the same time.
•
Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Fund’s foreign investments, potentially including expropriation and nationalization, confiscatory taxation, and the potential difficulty of repatriating funds to the United States.

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•
Regulatory Risk: Issuers of foreign instruments and foreign instruments markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The financial reporting, accounting, recordkeeping and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
•
Transaction Costs Risk: The costs of buying and selling foreign instruments, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.
•
Use of Foreign Currency Forward Agreements: Foreign currency forward prices are influenced by, among other things, changes in balances of payments and trade, domestic and international rates of inflation, international trade restrictions and currency devaluations and revaluations. Investments in currency forward contracts may cause a Fund to maintain net short positions in any currency, including home country currency. In other words, the total value of short exposure to such currency (such as short spot and forward positions in such currency) may exceed the total value of long exposure to such currency (such as long individual equity positions, long spot and forward positions in such currency).
Forward and Futures Contract Risk: As described in the “Principal Investment Strategies” section for each Fund, a Fund may invest in forward and/or futures contracts. The successful use of forward and futures contracts draws upon the Adviser’s  skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect a Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s  inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees). The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively.
High Portfolio Turnover Risk: The investment techniques and strategies utilized by a Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause a Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in a Fund.
Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and manager risk. In addition, if a Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. A Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of a Fund’s investment at $1.00 per share, it is possible

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to lose money by investing in a stable NAV money market mutual fund. Moreover, prime money market mutual funds are required to use floating NAVs that do not preserve the value of a Fund’s investment at $1.00 per share. A prime money market mutual fund may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, a Fund may lose money on its investment in the prime money market mutual fund, or a Fund may not be able to redeem its investment in the prime money market mutual fund.
Leverage Risk: As part of a Fund’s principal investment strategy, the Fund may enter into short sales and/or make investments in futures contracts, forward contracts, swaps and other derivative instruments. These investment activities provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If a Fund uses leverage through activities such as entering into short sales or purchasing derivative instruments, a Fund has the risk that losses may exceed the net assets of a Fund. The net asset value of a Fund while employing leverage will be more volatile and sensitive to market movements.
Manager Risk: If the Adviser makes poor investment decisions, it will negatively affect a Fund’s investment performance.
Market Risk: Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
Mid-Cap Securities Risk: A Fund may invest in, or have exposure to, the securities of mid-cap companies. The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Model and Data Risk: Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. The Fund bears the risk that the quantitative models used by the Adviser will not be successful in selecting companies for investment, forecasting movements in industries, sectors, or corporate or government entities, as applicable, or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for  one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser, in its sole discretion, will continue to test, evaluate and add new

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models, which may result in the modification of existing models from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.
Momentum Style Risk: Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund while using a momentum strategy may suffer.
Mortgage-Backed Securities Risk: Mortgage-related and other mortgage-backed securities are subject to certain risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Exposure to mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities.
New Fund Risk: The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Status Risk: The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on the Fund’s performance.
Prepayment Risk: When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.
Real Estate-Related Investment Risk: Investments in real estate investment trusts and other real estate-related investments are subject to unique risks. Adverse developments affecting the real estate industry and real property values can cause the stocks of these companies to decline. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. Historically, the returns from the stocks of real estate-related investments, which typically are small- or mid-capitalization stocks, have performed differently from the overall stock market. Real estate-related investments are subject to management fees and other expenses. a Fund will bear its proportionate share of these costs when it invests in real estate-related investments.
Repurchase Agreements Risk: The Fund may invest in repurchase agreements. When entering into a repurchase agreement, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
Restricted Securities Risk: Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may include private placement securities that have not been registered under the applicable securities laws. Certain restricted securities can be resold to institutional investors and traded in the institutional market under Rule 144A under the Securities Act of 1933, as amended, and are called Rule 144A securities. Rule 144A securities can be resold to qualified institutional buyers but not to the general public.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market

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value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, and (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, the use of reverse repurchase agreements may be regarded as leveraging.
Securities Lending Risk: A Fund’s risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Short Sale Risk: A Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
Small-Cap Securities Risk: Investments in or exposure to the securities of companies with smaller market capitalizations involve higher risks in some respects than do investments in securities of larger companies. For example, prices of such securities are often more volatile than prices of large capitalization securities. In addition, due to thin trading in some such securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Sovereign Debt Risk: A Fund may invest in, or have exposure to, sovereign debt instruments. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Swap Agreements Risk: Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund. Additionally, certain unexpected market events or significant adverse market movements could result in a Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact a Fund’s ability to implement its principal investment strategies and could result in losses to a Fund.
Tax-Managed Investment Risk: When employing tax managed strategies, the performance of a Fund may deviate from that of non-tax managed funds and may not provide as high a return before consideration of federal income tax consequences as non-tax managed funds. Each Fund’s tax-sensitive investment strategy involves active management with the intent of minimizing the amount of realized gains from the sale of securities; however, market conditions may limit a Fund’s ability to execute such strategy. Each Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation. Although, when employing tax managed strategies, each Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to non-tax managed funds, there can be no assurance about the size of taxable distributions to shareholders.
Distributions of ordinary income to shareholders may be reduced by investing in lower-yielding securities and/or stocks that pay dividends that would qualify for favorable federal tax treatment provided certain holding periods and other conditions are satisfied by the Fund. The Fund may invest in stocks and other securities that generate income taxable at ordinary income rates.
TBA Risk: TBA transactions involve the risk that the security that the Fund buys will lose value prior to its delivery. The Fund is subject to this risk whether or not the Fund takes delivery of the securities on the settlement date for a transaction. If the Fund plans to take delivery of the securities, there also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Fund may also take a short position in a TBA investment when it owns or has the right to obtain, at no added cost, identical securities. If the Fund takes such a short position, it may reduce the risk of a loss if the price of the securities declines in the future, but will lose the opportunity to profit if the price rises.
TIPS and Inflation-Linked Bonds Risk: The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.

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If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and as such can suffer losses during times of economic stress or illiquidity.
U.S. Government Securities Risk: Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.
Value Style Risk: Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.
Volatility Risk: A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:
LIBOR Risk  (All Funds) : Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.
Market Disruption Risk  (All Funds) : Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt the U.S. and world economies, individual companies and markets and may have significant adverse direct or indirect effects on a Fund and its investments. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The Funds could lose money due to the effects of a market disruption. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Portfolio Holdings Disclosure
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information (“SAI”).
The Adviser may make available certain information about each Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser. Disclosure of such information is subject to, and may be limited by, the availability of disclosure reports that meet applicable regulatory requirements and restrictions.
Change in Objective
Each Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders will normally receive at least 30 days’ written notice of any change in a Fund’s investment objective.

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Management of the Funds
The Trust is organized as a Delaware statutory trust and is governed by a Board of Trustees that is responsible for overseeing all business activities of the Trust.
The Funds' Adviser is AQR Capital Management, LLC, a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board of Trustees, the Adviser furnishes continuous investment supervision and management to the Funds' portfolios and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Greenwich, CT 06830.
The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. (AQR stands for Applied Quantitative Research). Until the launch of the AQR Funds in January 2009, the Adviser’s investment products had been primarily provided through collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $140.3 billion in assets under management as of December 31, 2020.
Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.
The Adviser’s founding principals, Clifford S. Asness, Ph.D., M.B.A., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., M.B.A., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (GSAM). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally.
Advisory Agreement
For serving as investment adviser, the Adviser is entitled to receive an advisory fee from each Fund, as reflected below and expressed as a percentage of average daily net assets.
Fund
AQR Large Cap Multi-Style Fund[1]	0.25%
AQR Small Cap Multi-Style Fund[1]	0.45%
AQR International Multi-Style Fund[1]	0.40%
AQR Emerging Multi-Style II Fund[2]	0.55%
AQR Large Cap Momentum Style Fund	0.25%
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
AQR International Equity Fund	0.65%
AQR Core Plus Bond Fund	0.32%
AQR High Yield Bond Fund	0.55%
1 Effective July 1, 2020, the Fund’s Management Fee was reduced by 0.05% to the rate stated in the above table.
2 Effective March 8, 2021, the Fund’s Management Fee was reduced by 0.05% to the rate stated in the above table.
For the fiscal year ended September 30, 2020, the Adviser received from each Fund the following aggregate investment advisory fee as a percentage of average daily net assets. Fund operating expenses reimbursed by the Adviser under the Expense Limitation Agreement are not investment advisory fee waivers and do not reduce these aggregate investment advisory fees.

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Fund
AQR Large Cap Multi-Style Fund	0.29%
AQR Small Cap Multi-Style Fund	0.49%
AQR International Multi-Style Fund	0.44%
AQR Emerging Multi-Style II Fund	0.60%
AQR Large Cap Momentum Style Fund	0.25%
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
AQR International Equity Fund	0.65%
AQR Core Plus Bond Fund	0.32%
AQR High Yield Bond Fund[1]	N/A
1 The Fund has not commenced operations as of the date of this prospectus.
The Advisory Agreement is governed by Delaware law. The Advisory Agreement is not intended to create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties to the Advisory Agreement and their respective successors and permitted assigns. The Trust, on behalf of the Funds, enters into contractual arrangements with various parties who provide services for the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Except for the AQR High Yield Bond Fund, a discussion regarding the basis for the Board of Trustees’ approval of each Fund’s Advisory Agreement with the Adviser is available in the Funds’ annual report to shareholders for the period ended September 30, 2020.
A discussion regarding the basis for the Board of Trustees’ approval of the AQR High Yield Bond Fund’s Advisory Agreement with the Adviser will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2021, unless the Fund has not commenced operations by March 31, 2021, in which case it will be available in the first report to shareholders covering the period during which the Fund commenced operations.
Expense Limitation Agreement
The Adviser has contractually agreed to reimburse operating expenses of Class N, Class I and Class R6 Shares of the Funds (the “Expense Limitation Agreement”) in an amount sufficient to limit the other operating expenses of a class, exclusive of certain expenses, at no more than the set percentages as described in each Fund’s current prospectus. These percentages are as follows:
Fund	Class N Shares	Class I Shares	Class R6 Shares
AQR Large Cap Multi-Style Fund	0.15%	0.15%	0.05%
AQR Small Cap Multi-Style Fund	0.15%	0.15%	0.05%
AQR International Multi-Style Fund	0.15%	0.15%	0.05%
AQR Emerging Multi-Style II Fund	0.15%	0.15%	0.05%
AQR Large Cap Momentum Style Fund	0.15%	0.15%	0.05%
AQR Small Cap Momentum Style Fund	0.15%	0.15%	0.05%
AQR International Momentum Style Fund	0.15%	0.15%	0.05%
AQR Large Cap Defensive Style Fund	0.15%	0.15%	0.05%
AQR International Defensive Style Fund	0.15%	0.15%	0.05%
AQR Global Equity Fund	0.20%	0.20%	0.10%
AQR International Equity Fund	0.20%	0.20%	0.10%
AQR Core Plus Bond Fund	0.15%	0.15%	0.05%
AQR High Yield Bond Fund	0.15%	0.15%	0.05%
The Expense Limitation Agreement is effective for each Fund at least through January 28, 2022.

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The Expense Limitation Agreement may be terminated with the consent of the Board of Trustees, including a majority of the Non-Interested Trustees of the Trust, and does not extend to management fees, 12b-1 fees, interest, taxes, dividends on short sales, borrowing costs, acquired fund fees and expenses, interest expense relating to short sales, expenses related to class action claims and extraordinary expenses. The Adviser is entitled to recapture any fees waived and/or expenses reimbursed during the thirty-six month period following the end of the month during which the Adviser waived fees or reimbursed expenses provided that the amount recaptured may not cause the total annual operating expenses or the other operating expenses, as applicable, attributable to a share class of the Fund during a year in which a repayment is made to exceed either of (i) the applicable limits in effect at the time of the waiver and/or reimbursement and (ii) the applicable limits in effect at the time of recapture.
For the fiscal year ended September 30, 2020, the Adviser recaptured fees waived and/or expenses reimbursed in an amount equal to approximately 0.01% or less of the average daily net assets of each of the AQR Large Cap Multi-Style Fund, AQR Large Cap Defensive Style Fund, AQR Global Equity Fund, AQR International Equity Fund and AQR Core Plus Bond Fund.
Portfolio Managers
The Adviser utilizes a team-based and integrated approach to its investment management process, including strategy development, research, portfolio implementation, risk management and trading execution. The Adviser’s investment decisions are based on quantitative analysis of a specified universe of securities or other assets. This quantitative analysis relies on proprietary models to generate views on securities or other assets and applies them in a disciplined and systematic process. The Adviser’s research, portfolio implementation and trading teams supervise the day-to-day execution of these models and continuously research ways to enhance their efficiency. Senior portfolio managers oversee this process while junior portfolio managers and portfolio implementation specialists provide appropriate oversight of the day to day details of each Fund’s portfolio.
Each of the portfolio managers listed below is a senior member of the applicable portfolio management team that oversees the Adviser’s investment management process for one or more of the investment strategies employed by the applicable Fund.
Fund	Portfolio Managers
Multi-Style Funds
AQR Large Cap Multi-Style Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR Small Cap Multi-Style Fund	Michele L. Aghassi, Ph.D.
AQR International Multi-Style Fund	Andrea Frazzini, Ph.D., M.S.
AQR Emerging Multi-Style II Fund	Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.

Momentum Style Funds
AQR Large Cap Momentum Style Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR Small Cap Momentum Style Fund	Michele L. Aghassi, Ph.D.
AQR International Momentum Style Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.

Defensive Style Funds
AQR Large Cap Defensive Style Fund	Michele L. Aghassi, Ph.D.
AQR International Defensive Style Fund	Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Lars N. Nielsen, M.Sc.
Global and International Equity Funds
AQR Global Equity Fund	Clifford S. Asness, Ph.D., M.B.A.
AQR International Equity Fund	John M. Liew, Ph.D., M.B.A.
Andrea Frazzini, Ph.D., M.S.
Ronen Israel, M.A.
Michael Katz, Ph.D., A.M.
Lars N. Nielsen, M.Sc.

Bond Funds

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Fund	Portfolio Managers
AQR Core Plus Bond Fund	Ronen Israel, M.A.
AQR High Yield Bond Fund	Scott Richardson, Ph.D.
Jordan Brooks, Ph.D., M.A.
Information regarding the portfolio managers of each Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Funds’ SAI.
Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of the Adviser. Dr. Asness cofounded the Adviser in 1998 and serves as its chief investment officer. He earned a B.S. in economics from the Wharton School and a B.S. in engineering from the Moore School of Electrical Engineering at the University of Pennsylvania, as well as an M.B.A. and a Ph.D. in finance from the University of Chicago.
John M. Liew, Ph.D., M.B.A., is a Founding Principal of the Adviser. Dr. Liew cofounded the Adviser in 1998 where he oversees research and portfolio management and is a member of the firm’s Executive Committee. Dr. Liew earned a B.A. in economics, and an M.B.A. and a Ph.D. in finance, each from the University of Chicago.
Michele L. Aghassi, Ph.D., is a Principal of the Adviser. Dr. Aghassi joined the Adviser in 2005 and serves as a portfolio manager for the firm’s equity strategies. Dr. Aghassi earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Jordan Brooks, Ph.D., M.A., is a Principal of the Adviser. Dr. Brooks joined the Adviser in August 2009 where he is Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.A. in economics and mathematics from Boston College, and an M.A. and a Ph.D., both in economics, from New York University in 2009.
Andrea Frazzini, Ph.D., M.S., is a Principal of the Adviser. Dr. Frazzini joined the Adviser in 2008 and is the Head of the Adviser’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Ronen Israel, M.A., is a Principal of the Adviser. Mr. Israel joined the Adviser in 1999, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Israel earned a B.S. in economics and a B.A.S. in biomedical science from the University of Pennsylvania, and an M.A. in mathematics from Columbia University.
Michael Katz, Ph.D., A.M., is a Principal of the Adviser. Dr. Katz joined the Adviser in 2007 and is Head of the Portfolio Implementation team where he oversees the implementation of the Adviser’s products and models and enhancement of the implementation process. He earned a B.A. in economics and a B.A. in Middle East history, both with honors, at Tel Aviv University, and an A.M. and a Ph.D., both in economics, from Harvard University.
Lars N. Nielsen, M.Sc., is a Principal of the Adviser. Mr. Nielsen joined the Adviser in 2000, is the Co-Head of Portfolio Management, Research, Risk and Trading and is a member of the firm’s Executive Committee. Mr. Nielsen earned a B.Sc. and M.Sc. in economics from the University of Copenhagen.
Scott Richardson, Ph.D., is a Principal of the Adviser. Dr. Richardson joined the Adviser in August 2014, where he is Co-Head of Fixed Income and a senior member of the Research and Portfolio Management team. He earned a B.Ec. with first-class honors from the University of Sydney and a Ph.D. in business administration from the University of Michigan.
From time to time, a manager, analyst, or other employee of the Adviser or any of their affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser or any other person within the Adviser’s organization. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.
The Adviser has developed the AQR Momentum Index, the AQR Small Cap Momentum Index and the AQR International Momentum Index (collectively, the “AQR Momentum Indices”), each of which has a methodology similar to that of the AQR Large Cap Momentum Style Fund, the AQR Small Cap Momentum Style Fund and the AQR International Momentum Style Fund, respectively. The AQR Momentum Index is a capitalization-weighted index designed to measure the performance of large- and mid-cap U.S. stocks with positive momentum. The AQR Small Cap Momentum Index is a capitalization-weighted index designed to measure the performance of small-cap U.S. stocks with positive momentum

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and the AQR International Momentum Index is a capitalization-weighted index designed to measure the performance of stocks with positive momentum in developed markets outside of the U.S. You cannot invest directly in the AQR Momentum Indices. For details regarding the AQR Momentum Indices, please see www.aqrindex.com.

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Performance of Related Funds and Accounts
As of the date of this prospectus, the Adviser manages certain other investment funds or separately managed accounts (each, an “Account” and collectively referred to herein as the “Accounts”) with investment objectives, policies and strategies substantially similar to those of the AQR Core Plus Bond Fund and AQR High Yield Bond Fund, as applicable, each of which Fund has less than a three year operating history. The individuals responsible for the management of each Account are the same individuals responsible for the management of the applicable Fund. Performance is only included in this section of the Prospectus when there is at least one Account that has an inception date prior to the most recent calendar year end, coinciding with disclosure of the Fund’s performance, which must be shown as of the most recent calendar year end. The performance of the Accounts does not represent the past performance of the Fund and you should not consider the past performance of the Accounts as indicative of the future performance of the Fund.
Composite Performance of Accounts Related to AQR Core Plus Bond Fund
The table below shows the historical performance of the Adviser’s composite that contains all Accounts with investment objectives, policies and strategies substantially similar to those of the AQR Core Plus Bond Fund that have inception dates prior to the most recent calendar year end (the “Core Plus Bond Composite” or the “Composite”). The data is provided to illustrate the past performance of the Adviser in managing Accounts as measured against an appropriate index, and does not represent the performance of the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows. In addition, at least one of the Accounts comprising the Composite is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act and Subchapter M of the Code. Consequently, the performance results for the Composite expressed below could have been adversely affected if the applicable Account or Accounts had been regulated as investment companies under the federal securities and tax laws.
The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. The Adviser claims compliance with the Global Investment Performance Standards (GIPS) and has prepared and presented this performance presentation in compliance with GIPS. The performance results are presented both net of fees and gross of fees, and in USD, from year to year and the performance is compared to a market index over various periods of time. Gross of fee returns are calculated (i) gross of investment advisory fees (including performance-based fees); (ii) gross of administrative expenses; (iii) net of all withholding taxes on foreign dividends; and (iv) net of trading expenses. Administrative expenses are defined for GIPS purposes as all fees other than trading transaction costs and investment advisory fees and include custody fees, accounting fees, auditing fees, consulting fees, legal fees, and other related fees. Net of fee returns are calculated net of the total annual fund operating fees and expenses after fee waivers and/or expense reimbursements of the Class N Shares of the AQR Core Plus Bond Fund reflected in the Fund’s fee table, which is a higher fee rate than the model rate in a GIPS composite report. Class N Shares of the Fund bear the highest annual fund operating fees and expenses after fee waivers and/or expense reimbursements of any share class of the Fund. As of the date of this prospectus, the fee table of the Class N Shares of the AQR Core Plus Bond Fund reflects total annual fund operating fees and expenses after fee waivers and/or expense reimbursements of 0.74%. The net of fee Composite performance shown below is not higher than it would have been if such net of fee composite performance was presented using the GIPS model rate for the Composite in compliance with GIPS standards.
Prior Performance of Similar Accounts
Average Annual Returns For the Periods Ended 12/31/2020	One Year	Since Inception (5/1/2018)
Core Plus Bond Composite Performance—Net	6.25%	5.90%
Core Plus Bond Composite Performance—Gross	7.03%	6.68%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.51%	6.89%
Composite Performance of Accounts Related to AQR High Yield Bond Fund
The table below shows the historical performance of the Adviser’s composite that contains Accounts with investment objectives, policies and strategies substantially similar to those of the AQR High Yield Bond Fund that have inception dates prior to the most recent calendar year end (the “U.S. High Yield Composite” or the “Composite”). The data is provided to illustrate the past performance of the Adviser in managing Accounts as measured against an appropriate index, and does not represent the performance of the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes and cash flows. In addition, at least one of the Accounts comprising the Composite is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act and Subchapter M of the Code. Consequently, the performance results for the Composite expressed below could have been adversely affected if the applicable Account or Accounts had been regulated as investment companies under

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the federal securities and tax laws.
The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. The Adviser claims compliance with the Global Investment Performance Standards (GIPS) and has prepared and presented this performance presentation in compliance with GIPS. The performance results are presented both net of fees and gross of fees, and in USD, from year to year and the performance is compared to a market index over various periods of time. Gross of fee returns are calculated (i) gross of investment advisory fees (including performance-based fees); (ii) gross of administrative expenses; (iii) net of all withholding taxes on foreign dividends; and (iv) net of trading expenses. Administrative expenses are defined for GIPS purposes as all fees other than trading transaction costs and investment advisory fees and include custody fees, accounting fees, auditing fees, consulting fees, legal fees, and other related fees. Net of fee returns are calculated net of the total annual fund operating fees and expenses after fee waivers and/or expense reimbursements of the Class N Shares of the AQR High Yield Bond Fund reflected in the Fund’s fee table, which is a higher fee rate than the model rate in a GIPS composite report. Class N Shares of the Fund bear the highest annual fund operating fees and expenses after fee waivers and/or expense reimbursements of any share class of the Fund. As of the date of this prospectus, the fee table of the Class N Shares of the AQR High Yield Bond Fund reflects total annual fund operating fees and expenses after fee waivers and/or expense reimbursements of 0.96%. The net of fee Composite performance shown below is not higher than it would have been if such net of fee Composite performance was presented using the GIPS model rate for the Composite in compliance with GIPS standards.
Prior Performance of Similar Accounts
Average Annual Returns For the Periods Ended 12/31/2020	One Year	Since Inception (7/1/2016)
U.S. High Yield Composite Performance—Net	3.53%	6.68%
U.S. High Yield Composite Performance—Gross	4.53%	7.70%
ICE BofAML U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	6.17%	7.26%
GIPS
The following disclosure regarding GIPS is applicable only with respect to Composite performance provided in this section entitled “Performance of Related Funds and Accounts” and does not apply to Fund performance shown in the “Fund Summary—Performance Information” sections of this prospectus.
The Adviser claims compliance with the GIPS and has prepared and presented the above performance presentation in compliance with GIPS. For GIPS purposes, the Adviser defines the “Firm” as entities controlled by or under common control with the Adviser (including voting power). The Firm is comprised of the Adviser and CNH Partners, LLC. The Firm links monthly returns geometrically to produce an accurate time-weighted rate of return. Composite returns are asset-weighted. Additional information regarding the Firm’s policies on fees and the calculation of investment performance is available upon request. Composite returns in the table above are calculated on a trade date basis, and include accrued income and capital gains. Monthly composite returns are asset weighted based on the constituents’ month-beginning NAV.

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Investing With the AQR Funds
Each Fund offers Class N, Class I and Class R6 Shares. Each class of a Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class.
Non-U.S. residents are not permitted to invest in any Fund without the prior consent of the Fund. Prior to investing, assuming such investment is approved by the Fund, non-U.S. residents should consult a qualified tax and/or legal adviser about whether purchasing shares of a Fund is a suitable investment given legal and tax ramifications.
The Funds reserve the right to refuse any request to purchase shares.
Class N Shares and Class I Shares Eligibility CRITERIA AND Investment Minimums
Each Fund’s Class N Shares and Class I Shares are offered to investors subject to the minimum initial account sizes specified below.
The minimum initial account size is $1,000,000 for Class N Shares and $5,000,000 for Class I Shares. This minimum requirement may be modified or reduced with respect to certain eligibility groups as indicated in the following table:
Minimum Investment
Eligibility Group	Class N	Class I
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	None	None
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	None	None
Qualified defined contribution plans and 457 plans	None	None
Investors who are not eligible for a reduced minimum	$1,000,000	$5,000,000
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
In addition to the eligibility groups listed in the table above, the following groups of investors are also subject to no minimum initial account size in Class N Shares and Class I Shares: (i)  tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans; (ii) employees of the Adviser and affiliates, trustees and officers of the Trust and members of their immediate families; and (iii) investment professionals, employees of broker-dealers or other financial intermediaries, and their immediate family members.
Class N and Class I Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds' Distributor.
Some financial intermediaries may impose different or additional eligibility and minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class N Shares and Class I Shares.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary. Class I Shares may also be available on brokerage platforms of intermediaries that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.
There is no minimum subsequent investment amount for Class N Shares or Class I Shares.
Class R6 Shares Eligibility CRITERIA AND Investment Minimums
Each Fund’s Class R6 Shares are offered exclusively to the following types of investors subject to the minimum initial account size specified below.

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Eligibility Group	Minimum Investment
Defined benefit plans, endowments and foundations, investment companies, corporations, insurance companies, trust companies, and other institutional investors not specifically enumerated	$100,000
Accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker-dealers, bank trust departments, wrap fee programs and unified managed accounts	$50,000,000 or $100,000,000 aggregate investment across all series of the Trust
Qualified defined contribution plans and 457 plans	None
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans	None
Employees of the Adviser and affiliates, trustees and officers of the Trust and their immediate family members	None
Investors or financial advisors may aggregate accounts for purposes of determining whether the above minimum investment requirements have been met. Investors or financial advisors may also enter into a letter of intent indicating that they intend to meet the applicable minimum investment requirement within an 18-month period.
Any of the above eligible investors may invest either directly or through a financial advisor or other intermediaries not enumerated above.
Class R6 Shares are available directly from the Funds, or through certain financial intermediaries that have entered into appropriate agreements with the Funds' Distributor.
Class R6 Shares do not pay commissions or Rule 12b-1 Plan fees or make administrative or service payments to financial intermediaries in connection with investments in Class R6 Shares, however, the Adviser or its affiliates may pay financial intermediaries for the sale of Fund shares or other services, including with respect to investments in Class R6 Shares.
Some financial intermediaries may not offer Class R6 Shares or may impose different or additional eligibility and minimum investment requirements, including limiting the availability of Class R6 Shares to certain of the eligibility groups enumerated above. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements.
Financial intermediaries may offer different share classes of the Funds on investment platforms with different services and/or fees. Some financial intermediaries do not offer all share classes of the Funds on all investment platforms or to all customers. The availability of a class of a Fund’s shares may depend on the policies, procedures and investment platforms of the financial intermediary.
There is no minimum subsequent investment amount for Class R6 Shares. If a shareholder’s account size declines below the minimum initial investment amount described above, other than as a result of a decline in the NAV per share, the Funds reserve the right, upon 60 days’ written notice, to (a) convert the shareholders’ Class R6 Shares, at NAV, to the lowest fee share class for which the shareholder is then eligible, or (b) redeem, at NAV, the Class R6 Shares of the shareholder in accordance with the Funds Small Account Policy described under “Other Policies – Small Account Policy” herein.
Types of Accounts—Class N Shares, Class i Shares and Class r6 Shares
You may set up your account in any of the following ways:
Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.
Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.
Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.
Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

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Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, SEP IRA and Coverdell Education Savings Account (formerly called an Education IRA). The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.
The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.
Share Price
Net Asset Value. The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of that Fund, is called the Fund’s NAV per share. Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the NYSE (normally 4:00 p.m. eastern time) on each Business Day. Each Fund determines an NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers. Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the over-the-counter (“OTC”) market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed income securities (other than certain short-term investments maturing in 60 days or less) are normally valued based on prices received from pricing services or brokers and dealers using data reflecting the earlier closing of the principal market for such instruments. The pricing services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the pricing services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships

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between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date.
Equities that trade on markets that close prior to the close of the NYSE are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For option contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
You may obtain information as to a Fund’s current NAV per share by visiting the Funds' website at https://funds.aqr.com or by calling (866) 290-2688.
General Purchasing Policies
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You may purchase a Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.
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You may purchase a Fund’s Class N Shares, Class I Shares and Class R6 Shares directly from the Fund or through certain financial intermediaries (and other intermediaries these firms may designate) without the imposition of any sales charges. See “How to Buy Class N Shares, Class I Shares and Class R6 Shares” below.
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Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.
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Each Fund reserves the right to cancel a purchase if payment, including by check or electronic funds transfer, does not clear your bank or is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase. In addition, a Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.
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A Fund may place orders for investments in anticipation of the receipt of the purchase price for Fund shares, although it is not required to do so. If an investor defaults on its purchase obligation, the Fund could incur a loss

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when it liquidates positions bought in anticipation of receiving the purchase price for shares. In addition, if the Fund does not place orders until purchase proceeds are received, the Fund’s returns could be adversely affected by holding higher levels of cash pending investment.
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Financial intermediaries purchasing a Fund’s shares on behalf of its customers must pay for such shares by the time designated by the agreement with the financial intermediary, which is generally on the first Business Day following the receipt of the order. When authorized by the Trust, certain financial intermediaries may be permitted to delay payment for purchases, but in no case later than the third Business Day following the receipt of the order. If payment is not received by this time, the order may be canceled. The financial intermediary or the underlying customer is responsible for any costs or losses incurred if payment is delayed or not received.
General Redemption Policies
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You may redeem a Fund’s Class N Shares, Class I Shares and Class R6 Shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.
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The Funds cannot accept a redemption request that specifies a particular redemption date or price.
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Once a Fund accepts your redemption order, you may not cancel or revoke it.
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Upon receipt of advance notice of a shareholder’s intent to submit a request for the redemption of shares of a Fund that the Adviser reasonably believes to be genuine, the Fund may place orders and trade out of portfolio instruments in order to generate additional cash or other liquid assets in order to pay the redemption, although it is not required to do so. If the shareholder that provided advance notice of the redemption request does not timely submit a redemption request in good order and the Fund holds uninvested cash intended to meet this redemption request, the Fund could incur additional trading costs when it re-invests the uninvested cash in portfolio instruments and could fail to benefit from investment opportunities if the portfolio instruments in which the uninvested cash would have been invested appreciate in value. If a Fund does not place orders until a redemption request in good order is received, the Fund may temporarily experience an increase in implied portfolio leverage as the amount of the Fund’s uninvested cash in excess of its obligations decreases, or the Fund’s portfolio positions may become more concentrated due to the time necessary to trade out of portfolio instruments to meet the redemption.
Timing of Redemption Proceeds. The Funds generally will transmit redemption proceeds on the next Business Day after receipt of your redemption request regardless of whether payment of redemption proceeds is to be made by check, wire, or Automatic Clearing House (“ACH”) transfer as described below under the heading “Payment of Redemption Proceeds.” However, the Funds reserve the right to delay payment for up to seven calendar days. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.
Excessive and Short-Term Trading. The Funds are intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to a Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require a Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Funds.
The Board of Trustees has adopted policies and procedures that seek to discourage and deter excessive or short-term trading activities. These policies and procedures include the use of fair value pricing of international securities and periodic review of shareholder trading activity and provide each Fund with the ability to suspend or terminate telephone or internet redemption privileges and any exchange privileges. In addition, the Funds reserve the right to refuse any purchase or exchange request that, in the view of the Adviser, could adversely affect any Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive short-term trading, or any order that may be viewed as market-timing activity. With respect to the review of shareholder trading activity, the Funds have set and utilize a set of criteria believed to serve as a preliminary indicator of market-timing and/or excessive short-term trading activity (referred to herein, as “Shareholder Criteria”) and review each account meeting this criteria. If, after review of these accounts, the transaction history of an account appears to indicate excessive short-term trading or market timing, the Fund will provide notice to the shareholder or the applicable intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or exchanges of shares for the account. In addition, if the transaction history of an omnibus account appears to indicate the possibility of excessive trading, short-term trading or market timing, the Fund or the Adviser may request underlying shareholder

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information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act. Upon receipt of the underlying shareholder information from the financial intermediary, the Fund or the Adviser will review any of the underlying shareholder accounts meeting the Shareholder Criteria and if the transaction history of an underlying shareholder appears to indicate excessive trading, short-term trading or market timing, the Adviser may instruct the financial intermediary to restrict or prohibit further purchases or exchanges of Fund shares by the underlying shareholder.
Despite the Funds' efforts to detect and prevent abusive trading activity, there can be no assurance that the Funds will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to curtail such activity in certain omnibus accounts and other accounts traded through intermediaries, despite arrangements the Funds have entered into with the intermediaries to provide access to account level trading information. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Funds.
Other Policies
No Certificates. The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.
Frozen Accounts. The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
Small Account Policy. Each Fund reserves the right, upon 60 days’ written notice to:
(A)
redeem, at NAV, the shares of any shareholder whose:
a)
with respect to Class N Shares, account with a Fund has a value of less than $1,000 in Class N Shares, other than as a result of a decline in the net asset value per share; or
b)
with respect to Class I Shares, account(s) across all AQR Funds has a value of less than $1,000 in the aggregate in Class I Shares, other than as a result of a decline in the net asset value per share; or
c)
with respect to Class R6 Shares, account has a value in the Fund of less than the minimum initial investment requirement described under “Investing With the AQR Funds—Investment Minimums,” other than as a result of a decline in the NAV per share, or
(B)
with respect to any Class R6 shareholder whose account has a value in the Fund of less than the minimum initial investment requirement described under “Investing with the AQR Funds – Investment Minimums,” other than as a result of a decline in the NAV per share, convert the shareholder’s Class R6 Shares, at NAV, to the lowest fee share class of the Fund for which the shareholder is then eligible.
(C)
permit an exchange for shares of another class of the same Fund if the shareholder requests an exchange in lieu of redemption in accordance with subparagraph (A) above.
With respect to shareholders who made their initial purchase of Class R6 Shares of a Fund prior to May 2, 2014, the minimum initial investment requirement for the purposes of this policy is $5,000,000 in the aggregate of Class R6 Shares across all series of the Trust. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder.
Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

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How to Buy Class N Shares, Class I Shares and Class R6 Shares
How to Buy Shares
You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds' Distributor.
To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to AQR Funds) in the applicable minimum amount, along with a completed and signed Account Application, to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. You may also fax your completed Account Application to (866) 205-1499. To obtain an Account Application, call (866) 290-2688. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your taxpayer identification number.
Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.
You may also open an account or make an initial purchase directly with the Funds by wire transfer from your bank account to your Fund account along with mailing or faxing your completed Account Application as described above. To place a purchase by wire, please call (866) 290-2688 for more information.
After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase additional shares directly from the Funds, you may do so by mail, wire or fax following the instructions described above.
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may, subject to compliance with applicable rules, regulations and guidance, charge their customers a commission, transaction fee or service fee. Your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Automatic Investment Plan
The Funds offer an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Funds. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (866) 290-2688 if you would like more information.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Funds must obtain the following information for each person that opens a new account:
•
Name;
•
Date of birth (for individuals);
•
Residential or business street address (although post office boxes are still permitted for mailing); and
•
Social Security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
eDelivery
eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (866) 290-2688 or visit https://funds.aqr.com.

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How to Redeem Class N Shares, Class I Shares and Class R6 Shares
You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class N Shares, Class I Shares and Class R6 Shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Transfer Agent, the Funds or an authorized agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine, subject to applicable law. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.
By Telephone
You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Mail
To redeem by mail, you must send a written request for redemption to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. The Funds' Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; (2) the redemption check is mailed to the shareholder(s) at the address of record; (3) an application is on file with the Transfer Agent; and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.
By Fax
You may redeem your shares by faxing a written request for redemption to (866) 205-1499. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.
By Systematic Withdrawal
You may elect to have monthly electronic transfers ($250 minimum) made to your bank account from your Funds account. Your Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the Business Day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.
Retirement Accounts
To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be on the next Business Day after receipt of a valid request for redemption regardless of whether payment of redemption proceeds is to be made by check, wire, or ACH transfer. The Funds reserve the right to delay payment for up to seven calendar days. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds for more than seven calendar days when

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the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.
At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 10 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer.
Generally, all redemptions will be in cash. The Funds typically expect to satisfy redemption requests by using holdings of cash or cash equivalents. The Funds may also determine to sell portfolio assets to meet such requests. On a less regular basis, the Funds may satisfy redemption requests by accessing a bank line of credit, participating in an interfund lending program or using other short-term borrowings from the Funds' custodian (if permitted by the custodian). These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s NAV during any 90 day period for any one shareholder of record. Redemptions in excess of those amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities, provided that, among other things, the requested redemption is for an amount greater than 5% of a Fund’s NAV as of the redemption date. Additionally, the Funds may pay, wholly or partly, redemption proceeds by a distribution in kind of marketable securities at the request of the shareholder or with the shareholder’s consent. Each Fund reserves the right to pay in-kind redemptions through distributions of (i) securities comprising a pro rata portion of the Fund’s securities holdings, (ii) individual securities and/or (iii) baskets of securities. If payment is made in securities, a Fund will value the securities selected in the same manner in which it computes its NAV. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. While the Funds do not expect to routinely use redemptions in kind, each Fund may pay redemption proceeds in kind during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions.
By Check
You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.
By ACH Transfer
If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.
By Wire Transfer
You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 10 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 may be charged by the Funds.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.

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How to Exchange Class N Shares, Class I Shares and Class R6 Shares
You may exchange shares of a Fund for any class of shares of another Fund or any other series of the Trust (each, a "Series"), provided that you meet all eligibility requirements for investment in the particular class of shares. See “Investing with the AQR Funds” in this prospectus for more details. Exchanges may be made on any day during which the NYSE is open for trading.
Exchanges are priced at the NAV per share next determined after receipt of an exchange request in good order by the Transfer Agent, the Funds or an authorized financial intermediary or other agent of the Funds. A financial intermediary may, subject to compliance with applicable rules, regulations and guidance, charge its customers a commission, transaction fee or service fee in connection with exchanges, and will have its own procedures for arranging for exchanges of the Funds' shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.
An exchange of shares of one Fund for shares of another Fund or Series is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. You should talk to your tax advisor before making an exchange.
None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine, subject to applicable law.
While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction and verifying the account name.
Always be sure to read the prospectus of the Fund or Series into which you are exchanging shares. To receive a current copy of a Fund’s or Series’ prospectus, please call (866) 290-2688 or visit https://funds.aqr.com.
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Funds' post office box, of purchase orders, redemption requests or exchange requests does not constitute receipt by the Funds.
Restrictions
•
If you bought shares through a financial intermediary, contact your financial intermediary to learn which Funds, Series and share classes your financial intermediary makes available to you for exchanges.
•
Exchanges may be made only between accounts that have identical registrations.
•
Not all  Funds or Series offer all share classes.
•
You will generally be required to meet the minimum investment requirement for the class of shares into which your exchange is made.
•
Your exchange will also be subject to any other requirements of the Fund, Series or share class into which, or from which, you are exchanging shares, including the imposition of sales loads and/or subscription or redemption fees (if applicable).
•
The exchange privilege is not intended as a vehicle for short-term trading. The Funds or Series may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.
•
Each Fund and each Series reserve the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s or Series’ (as applicable) shareholders to do so.
By Telephone
Contact your financial intermediary or, if you purchased your shares directly from the Funds, you may exchange your shares by telephone if you choose that option on your Account Application by calling (866) 290-2688. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option.
By Mail
Contact your financial intermediary or, if you purchased your shares through the Transfer Agent, you must send a written request for exchange to the Funds at the following address:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248

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By Systematic Exchange Plan
You may be permitted to schedule automatic exchanges of shares of a Fund for shares of other  Funds or Series available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:
•
Exchanges may be made monthly.
•
Each exchange must meet the applicable investment minimums for automatic investment plans (see “How to Buy Class N Shares, Class I Shares and Class R6 Shares”).
For more information, please contact your financial intermediary or the Funds.
The Funds also reserve the right to permit exchanges of shares of a Fund for shares of another class of the same Fund.

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Rule 12b-1 Plan (Class N Shares)
The Board of Trustees has adopted a Rule 12b-1 Plan with respect to each Fund’s Class N Shares. The Rule 12b-1 Plan provides that the distribution fee payable is up to 0.25% annually of the Fund’s average daily net assets for Class N Shares. The Rule 12b-1 Plan permits a Fund to make payments for distribution (i.e., activities designed to result primarily in the sale of the Funds' Class N Shares) and/or administrative activities related to Class N Shares. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Certain Additional Payments
The Funds and/or the Adviser also enter into agreements with certain intermediaries under which Class I or Class N Shares of the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms. Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum. These payments are in addition to other payments described in this prospectus such as the Rule 12b-1 Plan.
The Adviser (or an affiliate) makes additional payments out of its own resources to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Adviser in connection with the sale or distribution of a Fund’s shares and/or the administration of shareholder accounts. Such payments may be made with respect to any share class of the Funds. The Adviser selects the intermediaries to which it or its affiliate makes payments. These additional payments to intermediaries, which are sometimes referred to as “revenue sharing” payments, may represent a premium over payments made by other fund families, and investment professionals have an added incentive to sell or recommend a Fund or a share class of the Fund over others offered by competing fund families. Ask your investment professional for more information.
In certain circumstances, to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations, the Adviser makes other payments to broker-dealers and/or financial intermediaries that make the Funds available for sale to their clients.

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Distributions and Taxes
Distributions
Each Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. Each of the Funds, other than the AQR Core Plus Bond Fund and AQR High Yield Bond Fund (“Bond Funds”), expects to declare and pay dividends annually. Each of the Bond Funds expects to declare and pay distributions monthly. Net realized short-term and/or long-term capital gains, if any, are paid to shareholders at least annually.
With respect to the Bond Funds, in addition to the regularly scheduled monthly net investment income dividends, a Fund may also earn additional net investment income throughout the year, which for tax purposes must be distributed. Any additional net investment income may be distributed annually as a separately declared event and paid to shareholders of record for such event. The distributions paid by a Fund for any particular monthly period may differ from the amount of net investment income actually earned by the Fund during such period, and may not be comprised entirely of net investment income.
The tax character of a Bond Fund’s distributions paid during its fiscal year will not be determined until after the end of that fiscal year. In addition, the Fund’s distribution policy may, in certain situations, require the Fund to pay distributions to shareholders that exceed the Fund’s earnings and profits for U.S. federal income tax purposes, causing all or a portion of the distributions to be characterized as a return of capital.
All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.
Taxes
The following is a discussion of certain U.S. federal income tax considerations as they relate to distributions paid to you by a Fund and the sale or exchange of your Fund shares. It is not intended to be a full discussion of income tax laws and does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions; therefore we recommend you consult your tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. Unless otherwise noted, the tax information below assumes you are a U.S. citizen or resident.
Sales. When you redeem or otherwise dispose of Fund shares, you will generally recognize capital gain or loss in the amount of the difference between the adjusted tax basis of your shares and the redemption proceeds, assuming that you hold the shares as capital assets. Such capital gain or loss would be long-term if the holding period exceeds one year and short-term if the holding period is one year or less, except any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares.
Exchanges. If you exchange your shares of a Fund for shares of another class of the same Fund, it will not be considered a taxable event and should not result in capital gain or loss. If you exchange your shares of a Fund for shares of another series of the Trust, it will be considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.
Cost Basis Reporting. Each shareholder is responsible for tax reporting and Fund share cost calculation. To facilitate your tax reporting, a Fund is required to report annually on Form 1099-B the gross proceeds of all Fund shares sold or redeemed. In addition to gross proceeds, a Fund is also required to report the cost basis of Fund shares sold or redeemed that were purchased on or after January 1, 2012. The cost basis will be calculated using the Funds' default method of average cost, unless you instruct the Fund to use a different methodology. If your account is held through a third party intermediary, you will need to contact your account representative with respect to the cost basis reporting methods available to you.
The cost basis information you receive may not include certain additional basis, holding period or other adjustments required for federal income tax purposes. Therefore you should consult with your tax advisor to properly calculate gain or loss on the sale or redemption of Fund shares.
Distributions. Distributions are subject to federal income tax and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions may also be taxed by the country in which you reside. Distributions from net investment income and net short-term capital gain are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains regardless of the length of time you held your Fund shares. Fund distributions paid to you are taxable whether received in cash or reinvested in additional Fund shares, unless your Fund shares are held in an individual retirement account or other tax-deferred account. These accounts are subject to complex tax rules; therefore, it is recommended that you consult your tax advisor about their applicability to your investment.

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Distributions paid from long-term capital gains are generally taxed to non-corporate shareholders at either 15% or 20%, depending upon whether their taxable income exceeds certain threshold amounts. Distributions that are designated as “qualified dividend income” are generally taxed to non-corporate shareholders at long-term capital gain rates assuming that the relevant Fund shares are held for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and certain other conditions are met. Because a Bond Fund's income is primarily derived from interest, income distributions paid by a Bond Fund generally will not qualify for the long-term capital gains tax rates available to non-corporate shareholders.
An additional 3.8% Medicare contribution tax is imposed on net investment income, including, among other items, interest, dividends, and net gain, of U.S. individuals, estates and trusts that exceeds certain threshold amounts.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to you as taxable income, and you may be able to claim an offsetting credit or deduction on your tax return for your share of these foreign taxes.
Purchasing a Fund’s shares in a taxable account shortly before a distribution is paid by the Fund is sometimes called “buying into a distribution.” You will be fully taxed on the distribution even though the distribution reflects a return of a portion of your recent investment.
Backup Withholding. You must furnish to the Funds your social security or other taxpayer identification number to avoid federal income tax backup withholding on dividends, distributions and redemption proceeds. The Fund is required to withhold tax, based on the applicable backup withholding rate, from your taxable distributions and redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.
Other Information. The Funds are required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.

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AQR Funds–Prospectus141
Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the periods presented. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports on the financial statements containing the financial highlights are included in the representative Fund’s annual report, which is available upon request.
Effective March 15, 2021, the AQR TM Emerging Multi-Style Fund was renamed AQR Emerging Multi-Style II Fund. The financial performance as of September 30, 2020 as reflected in the financial highlights tables, are those of the Fund when it was named "AQR TM Emerging Multi-Style Fund."
The AQR High Yield Bond Fund has not commenced operations as of the date of this prospectus. As a result, no financial performance information for the AQR High Yield Bond Fund is available.
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR LARGE CAP MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 16.84	0.23	1.48	1.71	(0.21)	(0.71)	(0.92)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 18.83	[7]0.21	(1.06)	(0.85)	(0.27)	(0.87)	(1.14)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.87	0.23	2.13	2.36	(0.22)	(0.18)	(0.40)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 14.00	0.22	2.84	3.06	(0.19)	—	(0.19)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.25	0.19	0.68	0.87	(0.12)	[8](0.00)	(0.12)
AQR LARGE CAP MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 16.76	0.20	1.47	1.67	—	(0.71)	(0.71)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 18.74	[7]0.17	(1.06)	(0.89)	(0.22)	(0.87)	(1.09)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.79	0.18	2.13	2.31	(0.18)	(0.18)	(0.36)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.94	0.18	2.82	3.00	(0.15)	—	(0.15)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.19	0.16	0.68	0.84	(0.09)	[8](0.00)	(0.09)
AQR LARGE CAP MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 16.83	0.25	1.48	1.73	(0.23)	(0.71)	(0.94)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 18.83	[7]0.23	(1.07)	(0.84)	(0.29)	(0.87)	(1.16)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.87	0.25	2.13	2.38	(0.24)	(0.18)	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 14.00	0.24	2.84	3.08	(0.21)	—	(0.21)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.25	0.21	0.68	0.89	(0.14)	[8](0.00)	(0.14)
AQR SMALL CAP MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 12.33	0.08	[9]0.07	0.15	(0.12)	(0.01)	(0.13)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.88	[7]0.11	(2.14)	(2.03)	(0.08)	(1.44)	(1.52)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.09	0.10	1.27	1.37	(0.12)	(1.46)	(1.58)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.96	[10]0.12	2.39	2.51	(0.14)	(0.24)	(0.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 12.30	0.13	1.56	1.69	(0.03)	[8](0.00)	(0.03)
AQR SMALL CAP MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 12.29	0.04	[9]0.08	0.12	(0.08)	(0.01)	(0.09)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.82	[7]0.08	(2.12)	(2.04)	(0.05)	(1.44)	(1.49)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.01	0.06	1.28	1.34	(0.07)	(1.46)	(1.53)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.90	[10]0.08	2.37	2.45	(0.10)	(0.24)	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 12.25	0.10	1.55	1.65	[8](0.00)	[8](0.00)	—
AQR SMALL CAP MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 12.35	0.08	[9]0.08	0.16	(0.13)	(0.01)	(0.14)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.91	[7]0.13	(2.15)	(2.02)	(0.10)	(1.44)	(1.54)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 16.11	0.11	1.29	1.40	(0.14)	(1.46)	(1.60)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.98	[10]0.13	2.39	2.52	(0.15)	(0.24)	(0.39)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 12.31	0.16	1.55	1.71	(0.04)	[8](0.00)	(0.04)

AQR Funds–Prospectus142

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 17.63	10.30%	$ 218,609	0.45%	0.44%	0.44%	1.38%	48%
$ 16.84	(3.55)%	$ 361,920	0.44%	0.44%	0.44%	[7]1.29%	55%
$ 18.83	14.11%	$ 507,109	0.44%	0.44%	0.44%	1.28%	64%
$ 16.87	22.01%	$ 457,339	0.45%	0.44%	0.44%	1.46%	61%
$ 14.00	6.61%	$ 627,269	0.46%	0.45%	0.45%	1.43%	80%

$ 17.72	10.07%	$ 10,681	0.71%	0.69%	0.69%	1.17%	48%
$ 16.76	(3.84)%	$ 57,421	0.70%	0.70%	0.70%	[7]1.02%	55%
$ 18.74	13.83%	$ 71,104	0.70%	0.70%	0.70%	1.02%	64%
$ 16.79	21.69%	$ 62,679	0.71%	0.70%	0.70%	1.19%	61%
$ 13.94	6.40%	$ 64,718	0.71%	0.70%	0.70%	1.18%	80%

$ 17.62	10.43%	$ 863,892	0.35%	0.34%	0.34%	1.51%	48%
$ 16.83	(3.50)%	$ 1,027,712	0.35%	0.35%	0.35%	[7]1.38%	55%
$ 18.83	14.20%	$ 1,366,762	0.35%	0.35%	0.35%	1.37%	64%
$ 16.87	22.18%	$ 1,246,028	0.36%	0.35%	0.35%	1.54%	61%
$ 14.00	6.71%	$ 792,665	0.37%	0.35%	0.35%	1.52%	80%

$ 12.35	1.13%	$ 39,049	0.70%	0.65%	0.64%	0.63%	51%
$ 12.33	(11.74)%	$ 42,197	0.66%	0.64%	0.64%	[7]0.92%	70%
$ 15.88	9.18%	$ 61,690	0.66%	0.65%	0.64%	0.63%	64%
$ 16.09	18.12%	$ 55,115	0.69%	0.65%	0.65%	[10]0.79%	61%
$ 13.96	13.74%	$ 45,483	0.75%	0.65%	0.65%	1.00%	96%

$ 12.32	0.87%	$ 5,421	0.95%	0.90%	0.89%	0.36%	51%
$ 12.29	(11.94)%	$ 8,304	0.92%	0.90%	0.90%	[7]0.66%	70%
$ 15.82	8.94%	$ 7,795	0.92%	0.90%	0.90%	0.38%	64%
$ 16.01	17.79%	$ 8,624	0.94%	0.90%	0.90%	[10]0.53%	61%
$ 13.90	13.51%	$ 9,733	0.99%	0.90%	0.90%	0.76%	96%

$ 12.37	1.22%	$ 213,517	0.60%	0.55%	0.54%	0.70%	51%
$ 12.35	(11.66)%	$ 501,656	0.57%	0.55%	0.55%	[7]1.02%	70%
$ 15.91	9.34%	$ 675,945	0.57%	0.55%	0.55%	0.73%	64%
$ 16.11	18.17%	$ 733,984	0.59%	0.55%	0.55%	[10]0.89%	61%
$ 13.98	13.90%	$ 687,986	0.62%	0.55%	0.55%	1.23%	96%

AQR Funds–Prospectus143
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MULTI-STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 11.06	0.22	(0.25)	(0.03)	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 11.76	0.28	(0.60)	(0.32)	(0.38)	—	(0.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.95	0.28	(0.18)	0.10	(0.29)	—	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.23	0.24	1.74	1.98	(0.26)	—	(0.26)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.21	0.26	(0.09)	0.17	(0.15)	—	(0.15)
AQR INTERNATIONAL MULTI-STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 11.03	0.19	(0.25)	(0.06)	(0.31)	—	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 11.73	0.24	(0.59)	(0.35)	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.92	0.24	(0.17)	0.07	(0.26)	—	(0.26)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.20	0.21	1.75	1.96	(0.24)	—	(0.24)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.20	0.23	(0.10)	0.13	(0.13)	—	(0.13)
AQR INTERNATIONAL MULTI-STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 11.05	0.23	(0.26)	(0.03)	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 11.75	0.28	(0.59)	(0.31)	(0.39)	—	(0.39)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.94	0.29	(0.18)	0.11	(0.30)	—	(0.30)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.22	0.26	1.73	1.99	(0.27)	—	(0.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.20	0.25	(0.07)	0.18	(0.16)	—	(0.16)
AQR EMERGING MULTI-STYLE II FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 9.75	0.14	0.92	1.06	(0.24)	—	(0.24)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 10.58	[7]0.25	(0.86)	(0.61)	(0.22)	—	(0.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.12	[15]0.23	(0.59)	(0.36)	(0.18)	—	(0.18)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 9.27	0.18	1.88	2.06	(0.21)	—	(0.21)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 8.31	0.17	0.82	0.99	(0.03)	—	(0.03)
AQR EMERGING MULTI-STYLE II FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 9.77	0.14	0.90	1.04	(0.21)	—	(0.21)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 10.57	[7]0.16	(0.79)	(0.63)	(0.17)	—	(0.17)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.12	[15]0.19	(0.59)	(0.40)	(0.15)	—	(0.15)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 9.28	0.15	1.89	2.04	(0.20)	—	(0.20)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 8.30	0.17	0.81	0.98	—	—	—
AQR EMERGING MULTI-STYLE II FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 9.76	0.18	0.89	1.07	(0.25)	—	(0.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 10.59	[7]0.23	(0.83)	(0.60)	(0.23)	—	(0.23)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.13	[15]0.24	(0.59)	(0.35)	(0.19)	—	(0.19)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 9.28	0.19	1.88	2.07	(0.22)	—	(0.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 8.32	0.18	0.82	1.00	(0.04)	—	(0.04)

AQR Funds–Prospectus144

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 10.69	(0.51)%	$ 49,672	0.67%	0.60%	0.59%	2.04%	74%
$ 11.06	(2.37)%	$ 50,189	0.67%	0.60%	0.60%	2.56%	57%
$ 11.76	0.81%	$ 82,661	0.64%	0.60%	0.60%	2.36%	61%
$ 11.95	19.91%	$ 76,307	0.65%	[11]0.60%	[11]0.60%	[12]2.26%	55%
$ 10.23	1.62%	$ 68,288	0.68%	0.59%	0.59%	2.62%	106%

$ 10.66	(0.75)%	$ 4,147	0.92%	0.85%	0.84%	1.82%	74%
$ 11.03	(2.62)%	$ 4,261	0.92%	0.85%	0.85%	2.25%	57%
$ 11.73	0.51%	$ 6,892	0.89%	0.85%	0.85%	2.04%	61%
$ 11.92	19.69%	$ 8,836	0.91%	[11]0.85%	[11]0.85%	[12]1.95%	55%
$ 10.20	1.28%	$ 8,491	0.93%	0.85%	0.85%	2.32%	106%

$ 10.67	(0.47)%	$ 191,955	0.57%	0.50%	0.49%	2.16%	74%
$ 11.05	(2.27)%	$ 217,891	0.57%	0.50%	0.50%	2.54%	57%
$ 11.75	0.90%	$ 329,854	0.54%	0.50%	0.50%	2.44%	61%
$ 11.94	20.04%	$ 385,126	0.56%	[11]0.50%	[11]0.50%	[12]2.41%	55%
$ 10.22	1.71%	$ 301,294	0.59%	0.50%	0.50%	2.52%	106%

$ 10.57	10.94%	$ 19,271	0.86%	0.75%	0.75%	1.48%	58%
$ 9.75	(5.68)%	$ 36,722	0.84%	0.75%	0.75%	[7]2.51%	62%
$ 10.58	(3.35)%	$ 17,266	0.85%	0.74%	0.74%	[15]2.01%	54%
$ 11.12	22.99%	$ 17,013	0.86%	0.74%	0.74%	1.89%	51%
$ 9.27	12.02%	$ 12,711	[13]0.94%	0.72%	0.72%	2.00%	181%

$ 10.60	10.65%	$ 867	1.12%	1.00%	1.00%	1.47%	58%
$ 9.77	(5.92)%	$ 677	1.09%	1.00%	1.00%	[7]1.64%	62%
$ 10.57	(3.70)%	$ 1,675	1.11%	1.00%	1.00%	[15]1.63%	54%
$ 11.12	22.64%	$ 2,301	1.12%	1.00%	1.00%	1.58%	51%
$ 9.28	11.81%	$ 2,163	[13]1.20%	0.95%	0.95%	2.01%	181%

$ 10.58	11.03%	$ 321,431	0.77%	0.65%	0.65%	1.82%	58%
$ 9.76	(5.59)%	$ 305,195	0.74%	0.65%	0.65%	[7]2.32%	62%
$ 10.59	(3.27)%	$ 313,070	0.76%	0.65%	0.65%	[15]2.07%	54%
$ 11.13	23.05%	$ 333,540	0.77%	0.65%	0.65%	1.94%	51%
$ 9.28	12.05%	$ 272,799	[13]0.87%	0.65%	0.65%	2.09%	181%

AQR Funds–Prospectus145
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR LARGE CAP MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.57	0.20	3.92	4.12	(0.25)	(1.97)	(2.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 24.99	[7]0.26	(0.44)	(0.18)	(0.22)	(2.02)	(2.24)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 22.00	0.19	4.77	4.96	(0.21)	(1.76)	(1.97)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.44	0.24	2.88	3.12	(0.32)	(1.24)	(1.56)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 19.96	0.27	1.87	2.14	(0.21)	(1.45)	(1.66)
AQR LARGE CAP MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.56	0.15	3.90	4.05	(0.18)	(1.97)	(2.15)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 24.96	[7]0.21	(0.43)	(0.22)	(0.16)	(2.02)	(2.18)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 21.98	0.13	4.77	4.90	(0.16)	(1.76)	(1.92)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.42	0.19	2.87	3.06	(0.26)	(1.24)	(1.50)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 19.92	0.21	1.88	2.09	(0.14)	(1.45)	(1.59)
AQR LARGE CAP MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.51	0.23	3.90	4.13	(0.27)	(1.97)	(2.24)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 24.94	[7]0.29	(0.45)	(0.16)	(0.25)	(2.02)	(2.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 21.96	0.22	4.75	4.97	(0.23)	(1.76)	(1.99)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.41	0.26	2.87	3.13	(0.34)	(1.24)	(1.58)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 19.94	0.29	1.86	2.15	(0.23)	(1.45)	(1.68)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 18.66	0.09	1.56	1.65	(0.10)	(0.74)	(0.84)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 27.14	[7]0.09	(3.83)	(3.74)	(0.04)	(4.70)	(4.74)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 24.83	[15]0.05	4.58	4.63	(0.06)	(2.26)	(2.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.80	[10]0.10	4.10	4.20	(0.17)	—	(0.17)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 19.10	0.15	1.79	1.94	(0.16)	(0.08)	(0.24)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 18.66	0.04	1.56	1.60	(0.07)	(0.74)	(0.81)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 27.14	[7]0.05	(3.83)	(3.78)	[8](0.00)	(4.70)	(4.70)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 24.82	[8,15](0.00)	4.58	4.58	—	(2.26)	(2.26)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.68	[10]0.05	4.09	4.14	—	—	—
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 18.99	0.09	1.78	1.87	(0.10)	(0.08)	(0.18)
AQR SMALL CAP MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 18.61	0.11	1.56	1.67	(0.13)	(0.74)	(0.87)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 27.10	[7]0.13	(3.85)	(3.72)	(0.07)	(4.70)	(4.77)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 24.79	[15]0.08	4.58	4.66	(0.09)	(2.26)	(2.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 20.77	[10]0.12	4.09	4.21	(0.19)	—	(0.19)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 19.09	0.13	1.81	1.94	(0.18)	(0.08)	(0.26)

AQR Funds–Prospectus146

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 24.47	19.52%	$ 616,263	0.42%	0.40%	0.40%	0.91%	75%
$ 22.57	1.38%	$ 678,252	0.41%	0.40%	0.40%	[7]1.21%	61%
$ 24.99	23.94%	$ 986,458	0.40%	0.39%	0.39%	0.84%	66%
$ 22.00	16.37%	$ 869,688	0.41%	0.40%	0.40%	1.19%	88%
$ 20.44	11.12%	$ 820,914	0.42%	0.40%	0.40%	1.34%	77%

$ 24.46	19.20%	$ 46,797	0.67%	0.65%	0.65%	0.69%	75%
$ 22.56	1.14%	$ 67,654	0.66%	0.65%	0.65%	[7]0.97%	61%
$ 24.96	23.61%	$ 77,381	0.65%	0.65%	0.65%	0.58%	66%
$ 21.98	16.07%	$ 59,044	0.66%	0.65%	0.65%	0.94%	88%
$ 20.42	10.89%	$ 57,644	0.66%	0.65%	0.65%	1.08%	77%

$ 24.40	19.66%	$ 116,264	0.32%	0.30%	0.30%	1.05%	75%
$ 22.51	1.48%	$ 202,063	0.31%	0.30%	0.30%	[7]1.33%	61%
$ 24.94	24.06%	$ 101,971	0.30%	0.30%	0.30%	0.93%	66%
$ 21.96	16.47%	$ 65,920	0.31%	0.30%	0.30%	1.28%	88%
$ 20.41	11.23%	$ 59,108	0.32%	0.30%	0.30%	1.45%	77%

$ 19.47	8.89%	$ 160,586	0.67%	0.60%	0.60%	0.48%	86%
$ 18.66	(10.90)%	$ 201,555	0.66%	0.60%	0.60%	[7]0.46%	79%
$ 27.14	20.11%	$ 346,665	0.63%	0.60%	0.60%	[15]0.21%	73%
$ 24.83	20.30%	$ 359,470	0.64%	0.60%	0.60%	[10]0.46%	86%
$ 20.80	10.24%	$ 317,154	0.65%	0.60%	0.60%	0.77%	85%

$ 19.45	8.59%	$ 3,761	0.92%	0.85%	0.85%	0.23%	86%
$ 18.66	(11.09)%	$ 4,395	0.91%	0.85%	0.85%	[7]0.28%	79%
$ 27.14	19.84%	$ 2,835	0.85%	0.83%	0.83%	[15](0.02)%	73%
$ 24.82	20.02%	$ 1,720	0.86%	0.82%	0.82%	[10]0.24%	86%
$ 20.68	9.96%	$ 1,574	0.91%	0.84%	0.84%	0.47%	85%

$ 19.41	8.99%	$ 42,453	0.57%	0.50%	0.50%	0.60%	86%
$ 18.61	(10.80)%	$ 54,417	0.56%	0.50%	0.50%	[7]0.67%	79%
$ 27.10	20.26%	$ 21,162	0.53%	0.50%	0.50%	[15]0.31%	73%
$ 24.79	20.39%	$ 11,914	0.54%	0.50%	0.50%	[10]0.54%	86%
$ 20.77	10.30%	$ 8,490	0.56%	0.50%	0.50%	0.69%	85%

AQR Funds–Prospectus147
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 14.98	0.21	1.37	1.58	(0.37)	—	(0.37)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.82	0.31	(0.87)	(0.56)	(0.28)	—	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 15.50	0.29	0.37	0.66	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.86	0.31	1.65	1.96	(0.32)	—	(0.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.24	0.25	0.59	0.84	(0.22)	—	(0.22)
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 14.94	0.18	1.35	1.53	(0.33)	—	(0.33)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.77	0.27	(0.86)	(0.59)	(0.24)	—	(0.24)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 15.46	0.26	0.36	0.62	(0.31)	—	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.82	0.28	1.65	1.93	(0.29)	—	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.19	0.21	0.60	0.81	(0.18)	—	(0.18)
AQR INTERNATIONAL MOMENTUM STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 14.96	0.23	1.35	1.58	(0.38)	—	(0.38)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 15.80	0.33	(0.87)	(0.54)	(0.30)	—	(0.30)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 15.49	0.32	0.35	0.67	(0.36)	—	(0.36)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 13.85	0.33	1.65	1.98	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 13.23	0.27	0.59	0.86	(0.24)	—	(0.24)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.83	0.33	1.99	2.32	(0.26)	(0.01)	(0.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 21.18	0.34	1.62	1.96	(0.23)	(0.08)	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 18.23	0.30	3.10	3.40	(0.27)	(0.18)	(0.45)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 15.71	0.29	2.55	2.84	(0.23)	(0.09)	(0.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 14.64	0.27	1.70	1.97	(0.14)	(0.76)	(0.90)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.76	0.27	1.99	2.26	(0.20)	(0.01)	(0.21)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 21.11	0.28	1.62	1.90	(0.17)	(0.08)	(0.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 18.18	0.25	3.09	3.34	(0.23)	(0.18)	(0.41)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 15.68	0.25	2.54	2.79	(0.20)	(0.09)	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 14.64	0.23	1.70	1.93	(0.13)	(0.76)	(0.89)
AQR LARGE CAP DEFENSIVE STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 22.81	0.36	1.99	2.35	(0.28)	(0.01)	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 21.15	0.35	1.63	1.98	(0.24)	(0.08)	(0.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 18.21	0.32	3.09	3.41	(0.29)	(0.18)	(0.47)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 15.69	0.30	2.55	2.85	(0.24)	(0.09)	(0.33)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 14.62	0.29	1.69	1.98	(0.15)	(0.76)	(0.91)

AQR Funds–Prospectus148

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 16.19	10.62%	$ 256,067	0.60%	0.55%	0.55%	1.41%	72%
$ 14.98	(3.26)%	$ 270,031	0.61%	0.55%	0.55%	2.12%	70%
$ 15.82	4.31%	$ 348,643	0.60%	0.55%	0.55%	1.84%	65%
$ 15.50	14.67%	$ 326,526	0.63%	[11]0.55%	[11]0.55%	[12]2.26%	84%
$ 13.86	6.40%	$ 272,002	0.63%	0.55%	0.55%	1.89%	85%

$ 16.14	10.33%	$ 60,332	0.86%	0.80%	0.80%	1.18%	72%
$ 14.94	(3.51)%	$ 36,694	0.86%	0.80%	0.80%	1.86%	70%
$ 15.77	4.02%	$ 40,452	0.85%	0.80%	0.80%	1.61%	65%
$ 15.46	14.38%	$ 34,030	0.88%	[11]0.80%	[11]0.80%	[12]1.99%	84%
$ 13.82	6.16%	$ 30,502	0.87%	0.80%	0.79%	1.59%	85%

$ 16.16	10.68%	$ 114,949	0.50%	0.45%	0.45%	1.50%	72%
$ 14.96	(3.15)%	$ 129,267	0.51%	0.45%	0.45%	2.25%	70%
$ 15.80	4.34%	$ 63,978	0.50%	0.45%	0.45%	1.99%	65%
$ 15.49	14.80%	$ 45,913	0.53%	[11]0.45%	[11]0.45%	[12]2.35%	84%
$ 13.85	6.53%	$ 35,382	0.53%	0.45%	0.45%	1.98%	85%

$ 24.88	10.21%	$ 4,248,841	0.40%	0.40%	0.40%	1.44%	35%
$ 22.83	9.59%	$ 3,262,596	0.39%	0.38%	0.38%	1.60%	20%
$ 21.18	18.92%	$ 1,502,430	0.39%	0.39%	0.39%	1.52%	18%
$ 18.23	18.32%	$ 793,828	0.41%	0.40%	0.40%	1.69%	16%
$ 15.71	14.00%	$ 519,984	0.42%	0.39%	0.39%	1.79%	8%

$ 24.81	9.95%	$ 463,060	0.66%	0.65%	0.65%	1.18%	35%
$ 22.76	9.30%	$ 389,897	0.66%	0.65%	0.65%	1.33%	20%
$ 21.11	18.58%	$ 309,274	0.65%	0.64%	0.64%	1.27%	18%
$ 18.18	17.99%	$ 239,074	0.67%	0.65%	0.65%	1.46%	16%
$ 15.68	13.70%	$ 226,020	0.68%	0.65%	0.65%	1.53%	8%

$ 24.87	10.32%	$ 1,377,116	0.31%	0.30%	0.30%	1.55%	35%
$ 22.81	9.72%	$ 1,275,970	0.31%	0.30%	0.30%	1.61%	20%
$ 21.15	18.99%	$ 309,211	0.30%	0.30%	0.30%	1.61%	18%
$ 18.21	18.43%	$ 197,705	0.32%	0.30%	0.30%	1.79%	16%
$ 15.69	14.13%	$ 127,311	0.33%	0.30%	0.30%	1.87%	8%

AQR Funds–Prospectus149
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 13.09	0.23	[9]0.20	0.43	(0.34)	—	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 13.38	0.34	(0.35)	(0.01)	(0.28)	—	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 13.27	[15]0.32	0.10	0.42	(0.29)	(0.02)	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 12.10	[10]0.30	1.04	1.34	(0.17)	—	(0.17)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.95	0.29	1.09	1.38	(0.23)	—	(0.23)
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 13.52	0.24	[9]0.18	0.42	(0.31)	—	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 13.71	0.33	(0.36)	(0.03)	(0.16)	—	(0.16)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 13.58	[15]0.26	0.14	0.40	(0.25)	(0.02)	(0.27)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 12.40	[10]0.28	1.06	1.34	(0.16)	—	(0.16)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 11.20	0.30	1.09	1.39	(0.19)	—	(0.19)
AQR INTERNATIONAL DEFENSIVE STYLE FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 13.09	0.28	[9]0.16	0.44	(0.35)	—	(0.35)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 13.38	0.33	(0.33)	[8]0.00	(0.29)	—	(0.29)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 13.26	[15]0.34	0.10	0.44	(0.30)	(0.02)	(0.32)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 12.09	[10]0.31	1.03	1.34	(0.17)	—	(0.17)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.94	0.36	1.03	1.39	(0.24)	—	(0.24)
AQR GLOBAL EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 8.20	0.06	0.47	0.53	(0.12)	—	(0.12)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.11	0.15	(0.72)	(0.57)	(0.13)	(0.21)	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 8.89	0.13	0.54	0.67	(0.08)	(0.37)	(0.45)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 8.12	0.11	1.43	1.54	(0.18)	(0.59)	(0.77)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 7.80	0.10	0.76	0.86	(0.12)	(0.42)	(0.54)
AQR GLOBAL EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 8.12	0.08	0.43	0.51	(0.11)	—	(0.11)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.06	0.13	(0.73)	(0.60)	(0.13)	(0.21)	(0.34)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 8.84	0.09	0.55	0.64	(0.05)	(0.37)	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 8.07	0.09	1.43	1.52	(0.16)	(0.59)	(0.75)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 7.73	0.10	0.72	0.82	(0.06)	(0.42)	(0.48)
AQR GLOBAL EQUITY FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 8.27	0.12	0.41	0.53	(0.13)	—	(0.13)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.19	0.14	(0.70)	(0.56)	(0.15)	(0.21)	(0.36)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 8.96	0.13	0.55	0.68	(0.08)	(0.37)	(0.45)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 8.18	0.12	1.45	1.57	(0.20)	(0.59)	(0.79)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 7.85	0.12	0.75	0.87	(0.12)	(0.42)	(0.54)

AQR Funds–Prospectus150

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 13.18	3.21%	$ 131,283	0.64%	0.55%	0.55%	1.79%	27%
$ 13.09	0.18%	$ 202,228	0.64%	0.55%	0.55%	2.64%	24%
$ 13.38	3.15%	$ 173,932	0.63%	0.55%	0.55%	[15]2.41%	21%
$ 13.27	11.29%	$ 145,091	0.67%	[11]0.55%	[11]0.55%	[10,12]2.43%	3%
$ 12.10	12.84%	$ 96,844	0.83%	0.54%	0.54%	2.51%	83%

$ 13.63	3.04%	$ 9,541	0.90%	0.80%	0.80%	1.79%	27%
$ 13.52	(0.10)%	$ 7,221	0.89%	0.80%	0.80%	2.51%	24%
$ 13.71	2.90%	$ 4,266	0.88%	0.80%	0.80%	[15]1.84%	21%
$ 13.58	11.01%	$ 30,102	0.92%	[11]0.80%	[11]0.80%	[10,12]2.21%	3%
$ 12.40	12.59%	$ 21,135	1.08%	0.79%	0.78%	2.51%	83%

$ 13.18	3.32%	$ 65,720	0.55%	0.45%	0.45%	2.20%	27%
$ 13.09	0.26%	$ 31,493	0.54%	0.45%	0.45%	2.58%	24%
$ 13.38	3.32%	$ 28,741	0.53%	0.45%	0.45%	[15]2.54%	21%
$ 13.26	11.38%	$ 19,716	0.57%	[11]0.45%	[11]0.45%	[10,12]2.57%	3%
$ 12.09	12.95%	$ 14,668	0.67%	0.45%	0.45%	3.06%	83%

$ 8.61	6.48%	$ 15,876	0.82%	0.80%	0.80%	0.76%	94%
$ 8.20	(5.78)%	$ 187,408	0.81%	0.80%	0.80%	1.82%	122%
$ 9.11	7.65%	$ 198,954	0.82%	0.80%	0.80%	1.42%	87%
$ 8.89	20.70%	$ 41,551	0.89%	0.82%	0.82%	1.37%	88%
$ 8.12	11.33%	$ 33,013	0.96%	0.89%	0.89%	1.36%	78%

$ 8.52	6.24%	$ 5,126	1.07%	1.05%	1.05%	0.94%	94%
$ 8.12	(6.17)%	$ 4,573	1.06%	1.05%	1.05%	1.59%	122%
$ 9.06	7.36%	$ 2,120	1.07%	1.05%	1.05%	1.02%	87%
$ 8.84	20.57%	$ 2,254	1.14%	1.07%	1.07%	1.09%	88%
$ 8.07	10.93%	$ 1,712	1.20%	1.13%	1.12%	1.28%	78%

$ 8.67	6.40%	$ 290,082	0.72%	0.70%	0.70%	1.47%	94%
$ 8.27	(5.67)%	$ 106,872	0.72%	0.70%	0.70%	1.72%	122%
$ 9.19	7.74%	$ 173,425	0.72%	0.70%	0.70%	1.39%	87%
$ 8.96	20.98%	$ 146,167	0.77%	0.70%	0.70%	1.48%	88%
$ 8.18	11.33%	$ 106,573	0.77%	0.70%	0.70%	1.59%	78%

AQR Funds–Prospectus151
	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations [1]			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR INTERNATIONAL EQUITY FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 9.50	[16]0.13	(0.08)	0.05	(0.30)	—	(0.30)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 10.49	0.23	(0.97)	(0.74)	(0.17)	(0.08)	(0.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.66	[15]0.22	(0.32)	(0.10)	(0.25)	(0.82)	(1.07)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.17	0.20	1.73	1.93	(0.30)	(0.14)	(0.44)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 9.61	0.21	0.67	0.88	(0.20)	(0.12)	(0.32)
AQR INTERNATIONAL EQUITY FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 9.75	[16]0.12	(0.11)	0.01	(0.28)	—	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 10.74	0.22	(0.99)	(0.77)	(0.14)	(0.08)	(0.22)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 11.88	[15]0.21	(0.33)	(0.12)	(0.20)	(0.82)	(1.02)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.35	0.18	1.77	1.95	(0.28)	(0.14)	(0.42)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 9.77	0.19	0.68	0.87	(0.17)	(0.12)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 10.16	[16]0.16	(0.10)	0.06	(0.31)	—	(0.31)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 11.20	0.26	(1.04)	(0.78)	(0.18)	(0.08)	(0.26)
FOR THE YEAR ENDED SEPTEMBER 30, 2018	$ 12.39	[15]0.24	(0.35)	(0.11)	(0.26)	(0.82)	(1.08)
FOR THE YEAR ENDED SEPTEMBER 30, 2017	$ 10.77	0.27	1.81	2.08	(0.32)	(0.14)	(0.46)
FOR THE YEAR ENDED SEPTEMBER 30, 2016	$ 10.16	0.16	0.77	0.93	(0.20)	(0.12)	(0.32)
AQR CORE PLUS BOND FUND CLASS I
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 10.41	0.13	0.60	0.73	(0.17)	(0.11)	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.88	0.21	0.69	0.90	(0.37)	—	(0.37)
FOR THE PERIOD 4/05/18[17]-9/30/18	$ 10.00	0.11	(0.11)	—	(0.12)	—	(0.12)
AQR CORE PLUS BOND FUND CLASS N
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 10.41	0.13	0.56	0.69	(0.14)	(0.11)	(0.25)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.88	0.19	0.68	0.87	(0.34)	—	(0.34)
FOR THE PERIOD 4/05/18[17]-9/30/18	$ 10.00	0.10	(0.11)	(0.01)	(0.11)	—	(0.11)
AQR CORE PLUS BOND FUND CLASS R6
FOR THE YEAR ENDED SEPTEMBER 30, 2020	$ 10.41	0.16	0.57	0.73	(0.17)	(0.11)	(0.28)
FOR THE YEAR ENDED SEPTEMBER 30, 2019	$ 9.88	0.22	0.68	0.90	(0.37)	—	(0.37)
FOR THE PERIOD 4/05/18[17]-9/30/18	$ 10.00	0.11	(0.11)	—	(0.12)	—	(0.12)

AQR Funds–Prospectus152

		RATIOS/SUPPLEMENTAL DATA
			Ratios to Average Net Assets of:*
Net Asset Value, End of Period	Total Return [2,3]	Net Assets, End of Period (000’s)	Expenses, Before Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers [4]	Expenses, Net of Reimbursements and/or Waivers (Excluding Interest Expense) [4]	Net Investment Income (Loss)	Portfolio Turnover Rate [5,6]

$ 9.25	0.23%	$ 68,121	0.91%	0.86%	0.85%	[16]1.42%	84%
$ 9.50	(6.86)%	$ 191,080	0.88%	0.84%	0.84%	2.43%	91%
$ 10.49	(1.24)%	$ 391,509	0.88%	0.86%	0.86%	[15]1.97%	87%
$ 11.66	19.96%	$ 346,078	0.98%	[11]0.91%	[11]0.91%	[12]1.89%	83%
$ 10.17	9.34%	$ 370,530	0.97%	0.95%	0.95%	2.14%	62%

$ 9.48	(0.12)%	$ 5,238	1.14%	1.11%	1.10%	[16]1.29%	84%
$ 9.75	(7.03)%	$ 7,951	1.05%	1.01%	1.01%	2.20%	91%
$ 10.74	(1.41)%	$ 13,090	1.10%	1.09%	1.09%	[15]1.85%	87%
$ 11.88	19.68%	$ 14,873	1.24%	[11]1.16%	[11]1.16%	[12]1.71%	83%
$ 10.35	9.04%	$ 37,297	1.20%	1.18%	1.18%	1.89%	62%

$ 9.91	0.34%	$ 39,666	0.82%	0.76%	0.75%	[16]1.68%	84%
$ 10.16	(6.80)%	$ 39,853	0.80%	0.76%	0.76%	2.56%	91%
$ 11.20	(1.23)%	$ 44,742	0.79%	0.77%	0.77%	[15]2.04%	87%
$ 12.39	20.20%	$ 44,105	0.85%	[11]0.81%	[11]0.81%	[12]2.39%	83%
$ 10.77	9.40%	$ 14,387	0.77%	0.77%	0.77%	1.57%	62%

$ 10.86	7.10%	$ 61,152	0.66%	0.48%	0.47%	1.19%	1029%
$ 10.41	9.31%	$ 17,659	[13]0.72%	0.43%	0.43%	2.04%	1004%
$ 9.88	(0.02)%	$ 3,707	[13]0.60%	0.42%	0.42%	2.26%	439%

$ 10.85	6.79%	$ 659	0.87%	0.73%	0.72%	1.19%	1029%
$ 10.41	9.09%	$ 1,062	[13]0.95%	0.66%	0.66%	1.88%	1004%
$ 9.88	(0.12)%	$ 560	[13]0.79%	0.62%	0.62%	2.04%	439%

$ 10.86	7.19%	$ 55,564	0.56%	0.38%	0.37%	1.56%	1029%
$ 10.41	9.38%	$ 95,378	[13]0.68%	0.37%	0.37%	2.21%	1004%
$ 9.88	0.00%	$ 96,961	[13]0.54%	0.37%	0.37%	2.29%	439%

 *
Annualized for periods less than one year.
 1
Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
 2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
 3
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
 4
Ratios do not include the impact of the expenses of the underlying funds in which the Funds invests.
 5
Portfolio turnover is not annualized.

 6
The following table represents what the portfolio turnover rate excluding TBAs for the AQR Core Plus Bond Fund would have been for each period or year ended:
PERIOD OR YEAR ENDED	PORTIFOLIO TURNOVER RATE
For the year ended September 30, 2020	210%
For the year ended September 30, 2019	262%
For the period April 5, 2018 to September 30, 2018	110%

 7
For the period ended September 30, 2019 certain Funds received special dividends. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Large Cap Multi-Style Fund – Class I	$0.19	1.18%
AQR Large Cap Multi-Style Fund – Class N	0.15	0.90
AQR Large Cap Multi-Style Fund – Class R6	0.21	1.27
AQR Small Cap Multi-Style Fund – Class I	0.09	0.77
AQR Small Cap Multi-Style Fund – Class N	0.06	0.51
AQR Small Cap Multi-Style Fund – Class R6	0.11	0.87
AQR Emerging Multi—Style II Fund—Class I	0.23	2.28

AQR Funds–Prospectus153
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Emerging Multi—Style II Fund—Class N	0.14	1.41
AQR Emerging Multi—Style II Fund—Class R6	0.21	2.09
AQR Large Cap Momentum Style Fund—Class I	0.23	1.09
AQR Large Cap Momentum Style Fund—Class N	0.18	0.85
AQR Large Cap Momentum Style Fund—Class R6	0.26	1.21
AQR Small Cap Momentum Style Fund—Class I	0.07	0.34
AQR Small Cap Momentum Style Fund—Class N	0.03	0.16
AQR Small Cap Momentum Style Fund—Class R6	0.11	0.55
 8
Amount is less than $.005 per share.
 9
The amount shown for a share outstanding throughout the period is not indicative of the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

10
For the period ended September 30, 2017 certain Funds received special dividends. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Small Cap Multi-Style Fund – Class I	$0.10	0.63%
AQR Small Cap Multi-Style Fund – Class N	0.06	0.37
AQR Small Cap Multi-Style Fund – Class R6	0.11	0.73
AQR Small Cap Momentum Style Fund—Class I	0.08	0.35
AQR Small Cap Momentum Style Fund—Class N	0.03	0.13
AQR Small Cap Momentum Style Fund—Class R6	0.10	0.43
AQR International Defensive Style Fund—Class I	0.28	2.24
AQR International Defensive Style Fund—Class N	0.26	2.02
AQR International Defensive Style Fund—Class R6	0.29	2.38
11
Excludes impact of IRS closing agreement tax expense.
12
Includes impact of IRS closing agreement reimbursement.
13
Certain expenses incurred by the Fund were not annualized for the period.
14
Includes 0.02%, 0.03% and 0.03% of extraordinary expenses related to legal and tax services for Classes I, N and R6 respectively.

15
For the period ended September 30, 2018 certain Funds received special dividends. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Emerging Multi—Style II Fund—Class I	$0.22	1.90%
AQR Emerging Multi—Style II Fund—Class N	0.18	1.52
AQR Emerging Multi—Style II Fund—Class R6	0.23	1.96
AQR Small Cap Momentum Style Fund—Class I	0.03	0.12
AQR Small Cap Momentum Style Fund—Class N	(0.02)	(0.11)
AQR Small Cap Momentum Style Fund—Class R6	0.06	0.22
AQR International Defensive Style Fund—Class I	0.28	2.14
AQR International Defensive Style Fund—Class N	0.22	1.57
AQR International Defensive Style Fund—Class R6	0.30	2.27
AQR International Equity Fund—Class I	0.21	1.86
AQR International Equity Fund—Class N	0.20	1.74
AQR International Equity Fund—Class R6	0.23	1.93

16
For the period ended September 30, 2020 the AQR International Equity Fund received European Union ("EU") tax reclaims. Had these EU tax reclaims not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:
FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR International Equity Fund—Class I	$0.12	1.32%
AQR International Equity Fund—Class N	0.11	1.19
AQR International Equity Fund—Class R6	0.15	1.58
17
Commencement of operations.

AQR Funds–Prospectus154
Glossary of Terms
The following is a glossary of terms used throughout this prospectus and their definitions. This glossary is set forth solely for reference purposes. The terms summarized or referenced in this glossary are qualified in their entirety by the prospectus itself.
1940 Act	the Investment Company Act of 1940, as amended
Adviser	AQR Capital Management, LLC
Advisory Agreement	the investment advisory contracts under which the Adviser serves as investment adviser to each Fund
Bloomberg Barclays U.S. Aggregate Bond Index
the Bloomberg Barclays U.S. Aggregate Bond Index is a market-weighted index comprised of investment grade corporate bonds, mortgages and U.S. Treasury and government agency issues with at least one year to maturity

Board of Trustees	the Board of Trustees of the AQR Funds or any duly authorized committee thereof, as permitted by applicable law
Business Day	each day during which the NYSE is open for trading
Code	the Internal Revenue Code of 1986, as amended
Distributor	ALPS Distributors, Inc.
Global Equity Benchmark or MSCI World Index
the MSCI World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index

Good order	a purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents
ICE BofAML U.S. High Yield Index	the ICE BofAML U.S. High Yield Index measures the performance of U.S. dollar denominated, below investment grade rated corporate debt publicly issued in the U.S. domestic market.
International Equity Benchmark or MSCI EAFE Index
the MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index

IRS	the Internal Revenue Service
MSCI Emerging Markets Index
the MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in emerging markets. Indexes are unmanaged and one cannot invest directly in an index

MSCI World ex-USA Index
the MSCI World ex-USA Total Return Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index

Mutual fund	an investment company registered under the 1940 Act that pools the money of many investors and invests it in a variety of securities in an effort to achieve a specific objective over time
NAV	the net asset value of a particular Fund
Non-Interested Trustee	a trustee of the Trust who is not an “interested person” of the Trust, as defined in the 1940 Act
NYSE	the New York Stock Exchange
Rule 12b-1 Plan	a plan pursuant to Rule 12b-1 under the 1940 Act, which permits a fund to pay distribution and/or administrative expenses out of fund assets
Russell 1000® Index
the Russell 1000® Index measures the performance of the large- and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index

Russell 2000® Index
the Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell
3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index

SEC	U.S. Securities and Exchange Commission

AQR Funds–Prospectus155
Total return	the percentage change, over a specified time period, in a mutual fund’s NAV, assuming the reinvestment of all distributions of dividends and capital gains
Tracking error	a measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns
Transfer Agent	ALPS Fund Services, Inc.
Trust	AQR Funds, a Delaware statutory trust
Volatility	a statistical measure of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk

You may wish to read the Statement of Additional Information for more information about the Funds. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.
You may obtain free copies of the Funds’ Statement of Additional Information, request other information, and discuss your questions about the Funds by writing or calling:
AQR Funds
P.O. Box 2248
Denver, CO 80201-2248
(866) 290-2688
The requested documents will be sent within three Business Days of your request.
You may also obtain the Funds’ Statement of Additional Information, along with other information, free of charge, by visiting the Funds’ Web site at https://funds.aqr.com.
Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the Fund documents may be obtained, after mailing the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.
Additional information about each Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
AQR Funds
Investment Company Act File No.: 811-22235

Privacy Notice
AQR is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates, and in certain instances unaffiliated third parties as discussed below. If we change our information practices, we will provide you with notice of any material changes.
What We do to Protect Your Personal Information
We protect personal information provided to us according to strict standards of security and confidentiality. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of personal information and need to access this information to do their job, to have access to this information.
Personal Information that We Collect and May Disclose
We may obtain nonpublic personal information about you from the following sources:
•
information we receive from you on subscription applications or other forms, such as your name, address, telephone number, social security number, occupation, assets and income;
•
information about your investment transactions; and
•
information from public records we may access in the ordinary course of business.
We may disclose the above nonpublic personal information to our affiliates and we restrict access to those employees, officers and agents of us and our affiliates who need to know that information in order to provide the applicable services.
When We May Disclose Your Personal Information to Unaffiliated Third Parties
We will only share your personal information we collect with unaffiliated third parties:
•
at your request;
•
for everyday business purposes, such as to process transactions and to maintain and service accounts (unaffiliated third parties in this instance may include, but are not limited to, service providers such as distributors, administrators, custodians, accountants, attorneys, broker-dealers and transfer agents, and other parties);
•
with companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them;
•
when permitted or required by law to disclose such information to appropriate authorities; or
•
to comply with laws, rules and other applicable legal requirements, to comply with a legal investigation or to respond to judicial process or government regulatory authorities or other purposes as authorized by law.
We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law and regulation.
What We do with Personal Information about Our Former Customers
If you decide to discontinue doing business with us, we will continue to adhere to this privacy notice, as amended, with respect to the information we have in our possession about you and your account following the termination of our relationship.
Applicable AQR Affiliates
This privacy notice applies to investment and shareholder services offered by AQR Capital Management, LLC, CNH Partners, LLC, AQR Investments, LLC, and AQR-advised mutual funds that are series of AQR Funds.
In the event that you hold shares of an AQR-advised fund through an unaffiliated financial intermediary, including, but not limited to, a third-party broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how the financial intermediary handles and shares your non-public personal information.

This Privacy Notice
This privacy notice supersedes any of our previous notices relating to the information you disclose to us.

AQR Funds
P.O. Box 2248, Denver, CO 80201-2248
p: +1.866.290.2688 | w: https://funds.aqr.com

AQR Funds
Statement of Additional Information
AQR MULTI-STYLE FUNDS
AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR MOMENTUM STYLE FUNDS
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR DEFENSIVE STYLE FUNDS
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund
AQR GLOBAL AND INTERNATIONAL EQUITY FUNDS
AQR Global Equity Fund
AQR International Equity Fund
AQR BOND FUNDS
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
January 29, 2021, as amended March 15, 2021
Two Greenwich Plaza
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Prospectus of the above listed series of the AQR Funds dated January 29, 2021, as amended March 15, 2021 (together the “Prospectus”) which have been filed with the Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. The Funds’ (except AQR High Yield Bond Fund)  audited financial statements are incorporated into this SAI by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended September 30 , 2020 . Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies.
Fund	Ticker Symbol
AQR Large Cap Multi-Style Fund
Class N	QCENX
Class I	QCELX
Class R6	QCERX
AQR Small Cap Multi-Style Fund
Class N	QSMNX
Class I	QSMLX
Class R6	QSERX

Fund	Ticker Symbol
AQR International Multi-Style Fund
Class N	QICNX
Class I	QICLX
Class R6	QICRX
AQR Emerging Multi-Style II Fund
Class N	QTENX
Class I	QTELX
Class R6	QTERX
AQR Large Cap Momentum Style Fund
Class N	AMONX
Class I	AMOMX
Class R6	QMORX
AQR Small Cap Momentum Style Fund
Class N	ASMNX
Class I	ASMOX
Class R6	QSMRX
AQR International Momentum Style Fund
Class N	AIONX
Class I	AIMOX
Class R6	QIORX
AQR Large Cap Defensive Style Fund
Class N	AUENX
Class I	AUEIX
Class R6	QUERX
AQR International Defensive Style Fund
Class N	ANDNX
Class I	ANDIX
Class R6	ANDRX
AQR Global Equity Fund
Class N	AQGNX
Class I	AQGIX
Class R6	AQGRX
AQR International Equity Fund
Class N	AQINX
Class I	AQIIX
Class R6	AQIRX
AQR Core Plus Bond Fund
Class N	QCPNX
Class I	QCPIX
Class R6	QCPRX
AQR High Yield Bond Fund
Class N	QHYNX
Class I	QHYIX
Class R6	QHYRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information
Counsel and Independent Registered Public Accounting Firm	91
Registration Statement	91
Appendix A—Proxy Voting Policies and Procedures	92
Proxy Voting Policies and Procedures	92

AQR Funds–Statement of Additional Information3
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of thirty-five series including, in part: AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR Core Plus Bond Fund and AQR High Yield Bond Fund (each a “Fund” and collectively, “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the Funds, each of which has the same fiscal year-end of September 30. The AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Global Macro Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund (formerly, AQR Risk Parity Fund), AQR Risk-Balanced Commodities Strategy Fund, AQR Risk Parity II MV Fund and AQR Style Premia Alternative Fund are also series of the Trust and are described in separate Statements of Additional Information.
The Board of Trustees of the Trust approved changing the name of the AQR TM Emerging Multi-Style Fund to AQR Emerging Multi-Style II Fund, effective March 8, 2021.
The AQR Global Equity Fund and the AQR International Equity Fund acquired the assets and liabilities of a corresponding privately offered fund managed by AQR Capital Management, LLC, the Funds’ investment adviser (“Adviser”), in a reorganization completed on the date each Fund commenced operations. Each privately offered fund had an investment objective and investment policies that were, in all material respects, the same as those of the corresponding Fund. However, the privately offered funds were not registered as investment companies under the Investment Company Act of 1940, as amended (“1940 Act”), and were not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (“Code”).
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the below table indicates which Funds may invest in or have exposure to the following securities or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.
Securities and/or Investment Strategies	Funds
Asset-Backed Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Borrowing and Leverage	All Funds
Interfund Borrowing and Lending	All Funds
Callable Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Cash Management/Temporary Investments	All Funds
Collateralized Debt Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Commercial Paper	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Convertible Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Corporate Loans	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Cybersecurity Risk	All Funds
Debt Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund

AQR Funds–Statement of Additional Information4
Securities and/or Investment Strategies	Funds
Newly Issued Debt Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Depositary Receipts	All Funds
Distressed Investments	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Dollar Rolls	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Emerging Markets Investments	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund
AQR Global Equity Fund
AQR International Equity Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Brady Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Equity Securities	All Funds
Exchange-Traded Funds (“ETFs”)	All Funds
Exchange Traded Notes (“ETNs”)	All Funds
Foreign Government Debt Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Foreign Investments	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund
AQR International Defensive Style Fund
AQR Global Equity Fund
AQR International Equity Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Foreign Exchange Risk and Currency Transactions	AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR International Momentum Style Fund
AQR International Defensive Style Fund
AQR Global Equity Fund
AQR International Equity Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Forwards, Futures, Swaps and Options	All Funds
Special Risk Factors Regarding Forwards, Futures, Swaps and Options	All Funds
Regulatory Matters Regarding Forwards, Futures, Swaps and Options	All Funds
Forward Contracts	All Funds
Futures Contracts	All Funds
Stock Index Futures	All Funds
Futures Contracts on Securities	All Funds
Swap Agreements	All Funds
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Swaps on Equities, Currencies, Commodities and Futures	All Funds
Total Return and Interest Rate Swaps	All Funds
Combined Transactions	All Funds
Hedging Transactions	All Funds
High Yield Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Illiquid and Restricted Investments	All Funds

AQR Funds–Statement of Additional Information5
Securities and/or Investment Strategies	Funds
Inflation-Linked Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Investment Grade Debt Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Loans of Portfolio Securities	All Funds
Margin Deposits and Cover Requirements	All Funds
Margin Deposits for Futures Contracts	All Funds
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures	All Funds
Market Disruption Risk	All Funds
Mezzanine Investments	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Mid Cap Securities Risk	All Funds
Momentum Style Risk	AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR Global Equity Fund
AQR International Equity Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Mortgage-Related Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Mortgage-Backed Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Collateralized Mortgage Obligations (“CMOs”)	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Adjustable Rate Mortgage Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
TBA Commitments	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Municipal Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
General Obligation Bonds and Revenue Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Private Activity Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Moral Obligation Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Short-Term Municipal Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Municipal Lease Obligations	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Tender Option Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Variable Rate Demand Obligations (“VRDOs”)	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Insured Municipal Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Pay-in-Kind Bonds	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Preferred Stock	AQR Core Plus Bond Fund
AQR High Yield Bond Fund

AQR Funds–Statement of Additional Information6
Securities and/or Investment Strategies	Funds
REITs	All Funds
Regulatory Limitations on Adviser Activity	All Funds
Repurchase Agreements	All Funds
Purchase and Sale Contracts	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Reverse Repurchase Agreements	All Funds
Rights and Warrants	All Funds
Securities of Other Investment Companies	All Funds
Short Sales	All Funds
Small Cap Securities Risk	AQR Small Cap Multi-Style Fund
AQR Small Cap Momentum Style Fund
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund
AQR Global Equity Fund
AQR International Equity Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Standby Commitment Agreements	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Stripped Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Structured Notes	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Tax-Managed Investing	AQR Large Cap Multi-Style Fund
AQR Small Cap Multi-Style Fund
AQR International Multi-Style Fund
AQR Emerging Multi-Style II Fund
AQR Large Cap Momentum Style Fund
AQR Small Cap Momentum Style Fund
AQR International Momentum Style Fund
AQR Large Cap Defensive Style Fund
AQR International Defensive Style Fund
AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Trust Preferred Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
U.S. Government Securities	All Funds
When Issued Securities, Delayed Delivery Securities and Forward Commitments	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Zero Coupon Securities	AQR Core Plus Bond Fund
AQR High Yield Bond Fund
Risks Related to the Adviser and to its Quantitative and Statistical Approach	All Funds
Asset-Backed Securities
Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of

AQR Funds–Statement of Additional Information7
factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, may be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Borrowing and Leverage
Each Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Code. In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Interfund Borrowing and Lending
The SEC has issued an exemptive order permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively, (2) no Fund may lend money if the loan would cause its aggregate outstanding loans through the interfund lending program to exceed 15% of its net assets at the time of the loan, and (3) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending

AQR Funds–Statement of Additional Information8
Fund’s net assets. In addition, a Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one business day’s notice and may be repaid on any day. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The interfund lending program is subject to the oversight and periodic review of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).
A Fund is not required to borrow money under the interfund lending program and may borrow under other arrangements, including their existing bank line of credit, for temporary or emergency purposes. This could result in a Fund borrowing money at a higher interest rate than it would have received under the interfund lending program.
Callable Bonds
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a Fund’s “callable” issues are subject to increased price fluctuation.
Cash Management/Temporary Investments
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, regulatory or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Collateralized Debt Obligations
Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Investments in a CLO organized outside of the United States may not be deemed to be foreign securities if the CLO is collateralized by a pool of loans, a substantial portion of which are U.S. loans. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or

AQR Funds–Statement of Additional Information9
decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Commercial Paper
The Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as a Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.
Convertible Securities
A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.
Corporate Loans
A Fund may invest in “Corporate Loans,” including senior secured floating rate loans and other types of loans, such as fixed rate unsecured or delayed draw loans (together, “Loans”). Corporate Loans are made to corporations and other non-governmental entities and issuers. Senior secured Corporate Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Unsecured Corporate Loans generally are subject to similar risks as those associated with investments in senior secured Corporate Loans. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Corporate Loans generally have greater price volatility than senior secured Corporate Loans and may be less liquid.
The proceeds of Corporate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, internal growth and for other corporate purposes. Corporate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London Inter-Bank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The risks associated with Corporate Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although senior secured Corporate Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior secured Corporate Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior secured Corporate Loans generally have less interest rate risk than below-investment-grade rated bonds.
An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. Like other debt instruments, Corporate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In

AQR Funds–Statement of Additional Information10
the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Corporate Loan. The collateral securing a Corporate Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Corporate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Corporate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Corporate Loans including, in certain circumstances, invalidating such Corporate Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.
A Fund may purchase and retain in its portfolio Corporate Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Corporate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Corporate Loan. Corporate Loans in which a Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. Corporate Loans may not be considered “securities” for purposes of the federal securities laws, other than the 1940 Act, and, therefore, purchasers of Corporate Loans, such as a Fund, may not be entitled to rely on the anti-fraud and other protections of the other federal securities laws. The amount of public information available with respect to Corporate Loans may be less extensive than that available for registered or exchange-listed securities. No active trading market may exist for some Corporate Loans and some Corporate Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value and thus cause a decline in a Fund’s net asset value. Transactions in Corporate Loans may settle on a delayed basis, and the proceeds from the sale of a Corporate Loan may not be readily available to make additional investments or to meet a Fund’s redemption obligations. During periods of limited demand and liquidity for Corporate Loans, a Fund’s net asset value may be adversely affected. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Corporate Loans and other debt obligations, impairing a Fund’s net asset value. In addition, a Fund may not be able to readily sell its Corporate Loans at prices that approximate those at which the Fund could sell such Corporate Loans if they were more widely traded. As a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.
To the extent Corporate Loans are deemed to be liquid by a Fund, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for Corporate Loans. A Fund monitors each type of Corporate Loan in which it is invested to determine whether it is liquid consistent with the Fund’s liquidity risk management program.
A Fund may purchase Corporate Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. A Fund may also purchase participations in the original syndicate making Corporate Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Economic and other events (whether real or perceived) can reduce the demand for certain Corporate Loans or Corporate Loans more generally, which may reduce market prices and cause a Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other

AQR Funds–Statement of Additional Information11
compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.
Debt Obligations
A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.
Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.
Newly Issued Debt Securities
The credit obligations in which a Fund invests may include newly issued securities, or “new issues.” New issues may have a magnified impact on the performance of a Fund during periods in which it has a small asset base. The impact of new issues on a Fund’s performance likely will decrease as a Fund’s asset size increases, which could reduce a Fund’s returns. New issues may not be consistently available to a Fund for investing, particularly as a Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price. Often, an investment opportunity in a newly issued debt security may be suitable for one or more Funds or other clients of the Adviser, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another client of the Adviser. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under these allocation procedures, in certain circumstances, certain investment opportunities may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria.
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Distressed Investments
A Fund may invest in distressed investments, the issuers of which are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. A Fund’s investments in such distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. A Fund may also invest in distressed investments issued by governmental entities, including municipal bonds and

AQR Funds–Statement of Additional Information12
sovereign debt. Distressed investments may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any restructuring, reorganization or liquidation proceeding relating to an investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. This risk may be heightened when a Fund has invested in distressed instruments of private or governmental issuers outside of the United States. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including Corporate Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments. See also “Emerging Markets Investments,” “Foreign Government Debt Obligations,” “Foreign Investments” and “Municipal Obligations” below.
Dollar Rolls
A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls.
Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Emerging Markets Investments
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. Differences in the regulatory, accounting, auditing, financial reporting and recordkeeping standards in emerging markets could impede the Adviser's ability to evaluate local companies and could impact a Fund's performance.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well

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developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.
Investments in China A-shares
A Fund may invest in equity securities of companies domiciled in the People’s Republic of China (“PRC”) that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in the PRC that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as a Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.
Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. China A-shares are settled only in Renminbi (“RMB”), which may subject a Fund to the risk of currency fluctuations. Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.
Investments through Stock Connect may be subject to additional risks. Stock Connect recently launched and regulations governing access to and use of Stock Connect are untested. The regulations are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in the PRC or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely impact a Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in the PRC and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of a Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under PRC law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.
A Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

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Trading through Stock Connect may only be done on days when both PRC and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, a Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an investment in China A-shares through Stock Connect may subject a Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.
Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict a Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.
China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
Brady Bonds
The Funds may invest in Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

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Equity Securities
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange Traded Notes (“ETNs”)
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.
Foreign Government Debt Obligations
Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Fund, to the

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extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent that a sovereign debtor is currently undergoing, or in the future enters into, a restructuring of its debt or defaults on its obligations, a Fund will be subject to additional risks and the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its initial investment. See also “Distressed Investments” above.
Foreign Investments
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the

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security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by a Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain

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enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s use of derivative instruments will be advantageous to a Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options
A Fund is subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to a Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
In October 2020, the CFTC approved a final rule amending regulations of speculative position limits to conform with certain Dodd-Frank amendments to the Commodity Exchange Act. The CFTC adopted new and amended federal spot month position limits for derivatives contracts associated with 25 physical commodities, and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the final rule, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal position limits apply to "economically equivalent swaps," which are swaps with materially identical contractual specifications, terms and conditions as a referenced contract.
The new rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The final rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the final rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes.
Transactions in futures and options by a Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser (or an adviser that is an affiliate of the Funds' Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

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Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Funds may also invest in non-U.S. futures contracts.
There are several risks in connection with the use of futures by a Fund. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

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The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means a Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.
Futures Contracts on Securities
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds

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the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Swap Agreements
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers

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to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.
Swaps on Equities, Currencies, Commodities and Futures
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net

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amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Funds' current obligations (or are otherwise covered as permitted by applicable law), the Funds and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
Combined Transactions
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser, from time to time, employs various hedging techniques.
The success of a Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

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High Yield Securities
Non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by S&P Global Ratings (“S&P”)) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in high yield bond investments include the following:
•
High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
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High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•
High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
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The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
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A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
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The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of

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the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, a Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.
In selecting non-investment grade securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The Adviser monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
Illiquid and Restricted Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid investments as soon as reasonably practicable in accordance with the Fund’s written liquidity risk management program.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser may determine that the security is not illiquid, in accordance with the Fund’s liquidity risk management program. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Such holdings may be deemed to be illiquid.
To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Inflation-Linked Bonds
The Funds may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Investment Grade Debt Obligations
The Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by the Adviser. Debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Adviser will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold.
Loans of Portfolio Securities
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. A Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
A Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” A Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser will call a loan in anticipation of any important vote.

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The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Trust’s Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. A Fund will only enter into loan arrangements with borrowers on the approved list.
Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.
Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures
Each Fund will comply with regulatory guidance and interpretations with respect to coverage of forwards, futures, swaps and options. In certain instances, these require segregation or “ear marking” by the Fund of cash or liquid securities on its books and records or with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
For example, with respect to a futures contract that is cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. For asset segregation purposes, physically settled futures contracts (and written options on such contracts), physically settled forward contracts and other applicable securities and instruments that settle physically will be treated as cash settled when a Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. Use of this contractual off-setting approach exposes a Fund to counterparty risk. See also “Counterparty Risk” in each Fund’s Prospectus. It also expands the ability of a Fund to use futures and forwards, which involve additional risk. See also “Forwards, Futures, Swaps and Options—Special Risk Factors Regarding Forwards, Futures, Swaps and Options,” “Forwards, Futures, Swaps and Options—Forward Contracts,” “Forwards, Futures, Swaps and Options—Futures Contracts,” “Forwards, Futures, Swaps and Options—Stock Index Futures,” and “Forwards, Futures, Swaps and Options—Futures Contracts on Securities” above.
In October 2020, the SEC adopted a new rule that eliminates these cover requirements. The rule will mandate that a Fund implement a derivatives risk management program that provides for specific items as required by the rule, including compliance with a specific VaR based limit on leverage risk. The Funds will not be required to comply with the new rule until August 19, 2022.

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Market Disruption Risk
Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on a Fund and its investments. The impact may be short-term or may last for an extended period. Such events include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain.
The global outbreak of COVID-19 has created enormous, unprecedented economic and social uncertainty throughout the world. The ultimate impact of the COVID-19 outbreak (or of any future pandemic, epidemic or outbreak of a contagious disease) is difficult to predict, but COVID-19 and the reactions to it have already had dramatic adverse effects on global, national and local economies and on financial markets, and there is a significant likelihood that that negative impact will persist for an extended period. Disruptions to commercial activity across economies due to the imposition of quarantines, remote working policies, “social distancing” practices and travel restrictions and/or failures to contain the outbreak despite these measures, could materially and adversely impact a Fund’s investments, both in the near- and long-term in a variety of industries and regions or globally. Similar disruptions have occurred, and may continue to occur, in respect of a Fund’s service providers and counterparties (including providers of financing).
A market disruption, such as COVID-19, could adversely affect a Fund’s performance, the value and liquidity of the instruments in which a Fund invests, disrupt the availability of financing and may lead to losses on your investment in a Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to a Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to limit the outbreak’s spread or to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact a Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators have permitted the delay in the public reporting of financial information, and numerous exchanges have implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Mezzanine Investments
A Fund, consistent with its restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.
Mortgage-Related Securities
Mortgage-Backed Securities
Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to

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meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, may be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.
Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.
Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of

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insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.
In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Collateralized Mortgage Obligations (“CMOs”)
CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the SEC, and a Fund may invest in the securities of such issuers without the limitations imposed by the 1940 Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier SEC Staff no-action position, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the 1940 Act on acquiring interests in other investment companies. In order to be able to rely on the Staff’s position, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (4) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

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A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.
Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.
TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.
Adjustable Rate Mortgage Securities
Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.
ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.
Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.
TBA Commitments
Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a TBA commitment on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable a Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset.
Municipal Obligations
Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities.

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In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.
Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.
An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.
Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither a Fund nor the Adviser will independently review the basis for such opinions.
The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by a Fund and the value of the municipal obligations in its portfolio could be adversely affected.
The municipal obligations in which a Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by a Fund.
General Obligation Bonds and Revenue Bonds
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed.
Private Activity Bonds
Certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a Tax Preference Item. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.
Moral Obligation Bonds

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“Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.
Short-Term Municipal Obligations
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.
Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.
Municipal Lease Obligations
Also included within the general category of municipal obligations are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities.
The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, a Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.
Tender Option Bonds
A Fund may invest in residual inverse floating rate interest tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which a Fund may invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. The Adviser will not conduct its own analysis of the tax status of the interest or income paid by TOB Residuals held by a Fund, but will rely on the opinion of counsel to the issuer. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality. A Fund may invest in TOB Residuals for the purpose of using economic leverage.
TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. A Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). A Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. A Fund that contributes the municipal bonds to the TOB Trust is paid

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the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If a Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.
Other funds advised by the Adviser may contribute municipal bonds to a TOB Trust into which a Fund has contributed municipal bonds. If multiple funds advised by the Adviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.
The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and a Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.
The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, a Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. This transaction, in effect, creates exposure for a Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within a Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.
A Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.
The TOB Trust may be collapsed without the consent of a Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bonds is subject to Federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.
A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters.
When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the Liquidity Provider pursuant to which the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds advised by the Adviser participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.
Under accounting rules, municipal bonds of a Fund that are deposited into a TOB Trust are investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of a Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by a Fund may be presented as loans of the Fund in the Fund’s financial statements even if there is no recourse to the Fund’s assets.

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For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The risk associated with TOB Floaters, however, may be increased in the current market environment as a result of recent downgrades to the credit ratings, and thus the perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.
The use of TOB Residuals will require a Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Fund that are not owned by the Fund. The use of TOB Residuals may also require a Fund to earmark or segregate liquid assets in an amount equal to loans provided by the Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. A Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit a Fund’s ability to enter into or manage TOB Trust transactions.
Variable Rate Demand Obligations (“VRDOs”)
VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.
There is the possibility that because of default or insolvency the demand feature of VRDOs and participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in participating VRDOs.
Because of the interest rate adjustment formula on VRDOs (including participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.
VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless such VRDO is liquid.
Insured Municipal Bonds
Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or a Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect a Fund or its shareholders against losses caused by declines in a bond’s market value. Also, a Fund cannot be certain that any insurance company does not make these payments. In addition, if a Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
Pay-in-Kind Bonds
The Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is

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sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current Federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Preferred Stock
A Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Regulatory Limitations on Adviser Activity
Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities. Compliance with such filing and/or other requirements may result in additional costs to one or more Funds, the Adviser, and/or their affiliates. In certain circumstances, the Adviser, on behalf of one or more Funds, will limit certain or all purchases or sales, sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser, each in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect one or more Funds' performance.
In addition, countries or regulators may restrict or prohibit investments in specific issuers with little or no prior notice. For example, in November 2020 the President of the United States signed an executive order prohibiting U.S. persons from purchasing or investing in certain Chinese issuers. Such sudden restrictions or prohibitions on investments in specific issuers may force a Fund to sell, or otherwise not participate in, certain investments, which could adversely affect the Fund’s ability to achieve its investment objective.
REITs
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”). REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the

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percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Recently enacted tax legislation permits a direct non-corporate REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and regulations provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by a Fund will be taxed at a higher rate than dividends eligible for special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements and Purchase and Sale Contracts
A Fund may acquire securities subject to repurchase agreements and purchase and sale contracts. In such transactions, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements and purchase and sale contracts.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by a Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.
Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. A Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. A Fund will mark-to-market daily the value of the securities. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by a Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the

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collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the applicable custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
The type of collateral underlying repurchase agreements may pose certain risks for a Fund. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time a Fund enters into a reverse repurchase agreement, it will segregate (i.e., designate on the Fund’s books and records) liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the

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instrument to make delivery to the buyer. A Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a Fund. Until the instrument is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
A Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.
Until a Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Certain Funds that use State Street as a custodian may borrow securities from State Street in connection with a short sale and may loan securities to State Street that are subject to netting or rehypothecation arrangements. The netting arrangement allows a Fund to lend the collateral it posts for a short sale to State Street and the corresponding cash collateral posted by State Street to be used as cash collateral by that Fund to cover the short sale. Alternatively, State Street may rehypothecate certain collateral posted by a Fund when the Fund borrows securities from State Street in connection with a short sale. State Street is obligated to return any rehypothecated collateral to a Fund when the short sale is terminated, and is required to mark-to-market its obligation to return the rehypothecated collateral on a daily basis.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in a Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, a Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, a Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If a Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

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Standby Commitment Agreements
Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.
There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.
The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.
Stripped Securities
Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Tax-Managed Investing
Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities—price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains—which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short term gains (on stocks held for one year or less) are taxed as ordinary income. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15% or 20% for non-corporate investors, depending upon whether their taxable income exceeds certain threshold amounts. Each Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service interpretations of the Code and future changes in tax laws and regulations. Returns derived from price appreciation generally are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.

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Trust Preferred Securities
A Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
On August 5, 2011, S&P Global Ratings ("S&P") downgraded U.S. Treasury securities from AAA rating to AA+ rating. Another downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P may cause the value of a Fund’s U.S. Treasury obligations to decline.
When Issued Securities, Delayed Delivery Securities and Forward Commitments
A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions,

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the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments. For asset segregation purposes, purchases of securities by a Fund at an established price with payment and delivery taking place in the future that are subject to a contractual arrangement that a Fund has entered into with a third party counterparty to off-set the Fund’s obligation to take delivery of the securities and, failing that, to assign its delivery obligation under the contract to the counterparty will be treated like a cash settled contract for asset segregation purposes (i.e. the Fund will cover the daily mark to market (net) liability, if any). Use of this contractual off-setting approach exposes a Fund to counterparty risk. See also “Counterparty Risk” in each Fund’s Prospectus. It also expands the ability of a Fund to use when issued, delayed delivery and forward commitment transactions, which involve additional risk.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by a Fund to purchase the securities. A Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss.
When a Fund engages in when issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Zero Coupon Securities
Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.
Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

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Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and the research team that it oversees. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Trading Decisions Based on Quantitative and Other Analysis
The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired prices in accordance with the signals of the trading method or strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.
Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s performance.

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Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.
Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.
Computer Systems Risk
Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect a Fund’s investment performance.
Operational Risk
The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or other similar disruption in the Adviser’s operations may result in losses to a Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Funds.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Fundamental Policies
The Funds' policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.

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Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).
Each Fund
1.
Except for the AQR Core Plus Bond Fund, shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.
May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.
May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.
May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.
The AQR Global Equity Fund and AQR International Equity Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund, AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Core Plus Bond Fund and AQR High Yield Bond Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.
May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.
May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.
May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Funds' fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently

AQR Funds–Statement of Additional Information46
three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, a Fund intends to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating such Fund’s industry concentration, to the extent practicable.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.
A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, regulatory or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser and the Funds' administrator, subject always to the investment objectives and policies of each of the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.
Listed in the chart below is basic information regarding the Trustees and officers of the Trust. The address of each officer and Trustee is Two Greenwich Plaza, Greenwich CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees [2]
Brian Posner, M.B.A., 1961	Chairman of the Board, since 2020; Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting)	35	Biogen Inc. (since 2008); Arch Capital Group (since 2010); Bioverativ Inc. (2017- 2018)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Independent Consultant (retired) (2014-2020)	35	Nuveen Exchange Traded Commodities Funds (2012-2016)
William L. Atwell, M.B.A., 1950	Trustee, since 2011	Consultant, Atwell Partners, LLC (retired) (2012-2019) (consulting)	35	Webster Financial Corporation (since 2014); Blucora, Inc. (2017-2019)

AQR Funds–Statement of Additional Information47
Name and Year of Birth	Current Position with the Trust, Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (since 2009) (banking)	35	Kiwi Wealth (since 2020)
Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	35	Exchange Traded Concepts Trust (since 2011)
Interested Trustees [3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	35	None

AQR Funds–Statement of Additional Information48

Name and Year of Birth	Current Position with the Trust, Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Officers
Ted Pyne, M.B.A., Ph.D., 1966	Chief Executive Officer and President, since 2020	Principal, AQR Capital Management, LLC (since 2016)	N/A	N/A
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance, AQR Capital Management, LLC (since 2013)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A
Patrick Ryan, CPA 1965	Assistant Treasurer, since 2020	Principal, AQR Capital Management, LLC (since 2012)	N/A	N/A
Heather Bonner, CPA, 1977	Chief Financial Officer, since 2014; Treasurer, since 2018	Managing Director, AQR Capital Management, LLC (since 2013)	N/A	N/A
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
John Hadermayer, J.D., 1977	Secretary, since 2018	Vice President, AQR Capital Management, LLC (since 2013)	N/A	N/A
Matthew Plastina, 1970	Assistant Treasurer, since 2020	Vice President, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010- 2018)	N/A	N/A
1  Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he turns 75.
2  A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3  An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The

AQR Funds–Statement of Additional Information49
Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Posner, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds' investment management and business affairs, and other service providers in connection with the services they provide to the Funds. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser and the Funds' other service providers (including the Funds' distributor, servicing agent and transfer agent), the Funds' Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees and Committees
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
Brian S. Posner, M.B.A. Mr. Posner has served as a Trustee of the Trust since 2011. In addition, he has more than 32 years of business experience in financial services. Mr. Posner has extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC, Warburg Pincus Asset Management and Fidelity Management and Research Company. Mr. Posner also has corporate governance experience serving as a director/trustee of other entities, including BG Medicine, Biogen Inc., Arch Capital Group, Anadys Pharmaceuticals, Inc., the Mutual Fund Store, Sotheby’s, Bioverativ Inc. and the River Park Funds.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 46 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy is a certified public accountant and was a partner at two leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also has gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also served on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 47 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.

AQR Funds–Statement of Additional Information50
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 46 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 35 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 17 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 32 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 – 1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met four times and the Nominating and Governance Committee met two times during the fiscal year ended September 30, 2020.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•
oversees the accounting, auditing and financial reporting processes of each of the Funds;
•
hires (and fires, if needed) the Funds' independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•
pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;
•
reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•
receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•
considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and
•
investigates any improprieties or suspected improprieties in connection with the Funds' accounting or financial reporting.
Nominating and Governance Committee. William L. Atwell, M.B.A., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•
reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•
reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•
undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•
meets with the Funds' management to review reports and other information concerning the status of the Funds' operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•
identify and evaluate potential candidates to fill any such vacancy on the Board;
•
select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•
recommend to the Board a nominee to fill any such vacancy.

AQR Funds–Statement of Additional Information51
When seeking suggestions for nominees to serve as independent trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.
Fund Ownership of the Trustees
The following table sets forth, for each Trustee, the dollar range of shares owned in a Fund as of December 31, 2020 (unless otherwise indicated), as well as the aggregate dollar range of shares owned by the Trustee in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
Brian Posner, M.B.A.	AQR International Equity Fund	$100,000 - $50,001	$100,000 * Over
L. Joe Moravy, M.B.A., CPA	AQR Large Cap Multi-Style Fund	$100,000 - $50,001	$100,000 * Over
	AQR Small Cap Multi-Style Fund	$50,000 - $10,001
	AQR International Multi-Style Fund	$50,000 - $10,001
	AQR Small Cap Momentum Style Fund	$100,000 - $50,001
	AQR Large Cap Defensive Style Fund	$100,000 Over
	AQR International Defensive Style Fund	$50,000 - $10,001
William L. Atwell, M.B.A.	AQR Large Cap Momentum Style Fund	$100,000 - $50,001	$100,000 Over
	AQR Small Cap Momentum Style Fund	$100,000 Over
	AQR International Momentum Style Fund	$100,000 - $50,001
Gregg D. Behrens, M.M.	AQR Large Cap Defensive Style Fund	$50,000 - $10,001	$100,000 * Over
Mark A. Zurack, M.B.A., CFA	AQR TM Small Cap Multi-Style Fund[1]	$100,000 Over	$100,000 Over
David Kabiller, CFA	AQR International Multi-Style Fund	$10,000 - $1	$100,000 * Over
	AQR Emerging Multi-Style Fund[2]	$50,000 - $10,001
	AQR Global Equity Fund	$10,000 - $1
	AQR International Equity Fund	$10,000 - $1
	AQR Large Cap Momentum Style Fund	$100,000 Over
	AQR Small Cap Momentum Style Fund	$100,000 Over
	AQR International Momentum Style Fund	$100,000 - $50,001
	AQR Core Plus Bond Fund	$100,000 Over
*  Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
1  The AQR TM Small Cap Multi-Style Fund was reorganized into the AQR Small Cap Multi-Style Fund on March 15, 2021.
2  The AQR Emerging Multi-Style Fund was reorganized into the AQR Emerging Multi-Style II Fund on March 8, 2021.
Fund Ownership of the Trustees and Officers
As of December 31, 2020, the Trustees and Officers of the Trust owned in the aggregate less than 1% of each Fund, except for the AQR Core Plus Bond Fund of which they owned in the aggregate approximately 6%.
Compensation of Trustees and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. Effective January 1, 2021, the annual retainer paid to Disinterested Trustees is $160,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”).

AQR Funds–Statement of Additional Information52
The Disinterested Trustees will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person or telephonic). The Chairman of the Board receives an annual retainer of $35,000,  the Chairman of the Audit Committee receives an annual retainer of $15,000 and the Chairman of the Nominating and Governance Committee receives an annual retainer of $7,500. Prior to January 1, 2021, the annual retainer paid to Disinterested Trustees was $160,000 and the Disinterested Trustees also received $10,000 per Board meeting (excluding telephonic Board meetings). The Chairman of the Board received an annual retainer of $50,000, the Chairman of the Audit Committee received an annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee received an annual retainer of $12,500. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.
The table below shows the compensation that was paid to the Disinterested Trustees for the Funds' fiscal year ended September 30, 2020:
Compensation Table
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	None	$ 231,250
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	None	$ 225,000
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	None	$ 206,250
Gregg D. Behrens, M.M., Disinterested Trustee	None	$ 200,000
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$ 200,000
Timothy K. Armour, M.B.A., Disinterested Trustee*	None	$ 125,000

Name of Person, Position	Aggregate Compensation from the AQR Global Equity Fund	Aggregate Compensation from the AQR International Equity Fund	Aggregate Compensation from the AQR International Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Momentum Style Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$ 3,367	$ 2,323	$ 4,731	$ 9,298
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$ 3,257	$ 2,268	$ 4,575	$ 9,021
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$ 2,982	$ 2,074	$ 4,182	$ 8,220
Gregg D. Behrens, M.M., Disinterested Trustee	$ 2,883	$ 2,014	$ 4,041	$ 7,949
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$ 2,883	$ 2,014	$ 4,041	$ 7,949
Timothy K. Armour, M.B.A., Disinterested Trustee*	$ 1,713	$ 1,317	$ 2,413	$ 4,990

AQR Funds–Statement of Additional Information53
Name of Person, Position	Aggregate Compensation from the AQR Small Cap Momentum Style Fund	Aggregate Compensation from the AQR Large Cap Defensive Style Fund	Aggregate Compensation from the AQR International Defensive Style Fund	Aggregate Compensation from the AQR Large Cap Multi-Style Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$ 2,649	$ 60,633	$ 2,510	$ 12,758
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$ 2,581	$ 58,219	$ 2,441	$ 12,435
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$ 2,360	$ 53,166	$ 2,235	$ 11,305
Gregg D. Behrens, M.M., Disinterested Trustee	$ 2,288	$ 51,190	$ 2,166	$ 10,949
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$ 2,288	$ 51,190	$ 2,166	$ 10,949
Timothy K. Armour, M.B.A., Disinterested Trustee*	$ 1,466	$ 28,556	$ 1,359	$ 7,252

Name of Person, Position	Aggregate Compensation from the AQR Small Cap Multi-Style Fund	Aggregate Compensation from the AQR International Multi-Style Fund	Aggregate Compensation from the AQR Emerging Multi-Style II Fund	Aggregate Compensation from the AQR Core Plus Bond Fund
Brian Posner, M.B.A., Disinterested Trustee, Chairman of the Board	$ 4,245	$ 2,827	$ 3,849	$ 1,423
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$ 4,218	$ 2,743	$ 3,727	$ 1,372
William L. Atwell, M.B.A., Disinterested Trustee, Nominating and Governance Committee Chairman	$ 3,818	$ 2,511	$ 3,408	$ 1,267
Gregg D. Behrens, M.M., Disinterested Trustee	$ 3,727	$ 2,431	$ 3,296	$ 1,226
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$ 3,727	$ 2,431	$ 3,296	$ 1,226
Timothy K. Armour, M.B.A., Disinterested Trustee*	$ 2,943	$ 1,489	$ 1,987	$ 671
*  Mr. Armour retired from the Board of Trustees on February 12, 2020.
Compensation information has not been provided for the AQR High Yield Bond Fund because the Fund has not commenced operations as of the date of this SAI.
Personal Trading
The Trust and Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of

AQR Funds–Statement of Additional Information54
1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser; establish procedures for personal investing; and restrict certain transactions.
The Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling 1-866-290-2688 or (ii) on the SEC’s website at sec.gov.
Portfolio Holdings Disclosure
On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds' website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.
The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•
The Board of Trustees of the Funds and, if necessary, Independent Trustee counsel and Fund counsel
•
Employees of the Adviser and its affiliates
•
The Custodians of the Funds
•
The Administrator of the Funds
•
The Transfer Agent of the Funds
•
The Distributor of the Funds
•
The independent registered public accounting firm of the Funds
•
Morningstar, Inc.
•
Lipper Inc.
•
Bloomberg
•
Factset
•
ISS Governance Services
•
ICE Data Services
•
IHS Markit
•
Markit WSO Corporation

AQR Funds–Statement of Additional Information55
•
Lincoln Partners Advisors LLC
•
Infinit Outsourcing, Inc.
•
International Fund Services (Ireland) Limited
•
Financial Recovery Technologies, LLC
•
Alexander Reus, P.A. d/b/a DRRT
•
Compliance Solutions Strategies
•
FundApps Limited
•
Donnelley Financial Solutions, Inc.
•
Deloitte Tax LLP
•
Citibank, N.A.
•
Ernst & Young LLP
With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about a Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds' website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve a legitimate business propose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds' shareholders and the interests of the Adviser or its affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds' portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds' compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.

AQR Funds–Statement of Additional Information56
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830, serves as the investment adviser to each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreements, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund:	Management Fee
AQR Large Cap Multi-Style Fund[1]	0.25%
AQR Small Cap Multi-Style Fund[1]	0.45%
AQR International Multi-Style Fund[1]	0.40%
AQR Emerging Multi-Style II Fund[2]	0.55%
AQR Large Cap Momentum Style Fund	0.25%
AQR Small Cap Momentum Style Fund	0.45%
AQR International Momentum Style Fund	0.40%
AQR Large Cap Defensive Style Fund	0.25%
AQR International Defensive Style Fund	0.40%
AQR Global Equity Fund	0.60%
AQR International Equity Fund[3]	0.65%
AQR Core Plus Bond Fund	0.32%
AQR High Yield Bond Fund[4]	0.55%
1  Effective July 1, 2020, the Fund’s Management Fee was reduced by 0.05% to the amount stated in the above table.
2  Effective March 8, 2021, the Fund’s Management Fee was reduced by 0.05% to 0.55%.
3  Effective January 29, 2018, the Fund’s Management Fee was reduced by 0.05% to 0.65%.
4  The Fund paid no advisory fees during the period because the Fund had not commenced operations.

AQR Funds–Statement of Additional Information57
For the fiscal year ended September 30, 2018, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Global Equity Fund	$ 1,996,394	$ 55,726	$ 6,192	$ 1,934,476
AQR International Equity Fund	$ 2,935,218	$ 69,762	$ 16,821	$ 2,848,635
AQR Large Cap Momentum Style Fund	$ 2,684,496	$ 7,872	$ —	$ 2,676,624
AQR Small Cap Momentum Style Fund	$ 1,717,051	$ 85,490	$ 9,966	$ 1,621,595
AQR International Momentum Style Fund	$ 1,724,451	$ 198,531	$ —	$ 1,525,920
AQR Large Cap Defensive Style Fund	$ 3,771,414	$ 29,563	$ —	$ 3,741,851
AQR International Defensive Style Fund	$ 790,632	$ 154,024	$ 335	$ 636,273
AQR Large Cap Multi-Style Fund	$ 5,917,551	$ —	$ —	$ 5,917,551
AQR Small Cap Multi-Style Fund	$ 3,713,936	$ 114,621	$ —	$ 3,599,315
AQR International Multi-Style Fund	$ 2,151,092	$ 187,593	$ —	$ 1,963,499
AQR Emerging Multi-Style II Fund	$ 2,152,033	$ 380,180	$ 5,516	$ 1,766,337
AQR Core Plus Bond Fund[1]	$ 157,780	$ 114,402	$ 1,210	$ 42,168
AQR High Yield Bond Fund[2]	N/A	N/A	N/A	N/A
1  For the period of April 5, 2018 through September 30, 3018.
2  The Fund paid no advisory fees during the period because the Fund had not commenced operations.
For the fiscal year ended September 30, 2019, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Global Equity Fund	$ 1,884,855	$ 24,557	$ 16,835	$ 1,843,463
AQR International Equity Fund	$ 2,307,812	$ 23,841	$ 114,260	$ 2,169,711
AQR Large Cap Momentum Style Fund	$ 2,330,861	$ 31,205	$ 61,595	$ 2,238,061
AQR Small Cap Momentum Style Fund	$ 1,252,387	$ 46,676	$ 112,179	$ 1,093,532
AQR International Momentum Style Fund	$ 1,676,195	$ 72,986	$ 161,623	$ 1,441,586
AQR Large Cap Defensive Style Fund	$ 8,035,240	$ 4,724	$ 333,395	$ 7,697,121
AQR International Defensive Style Fund	$ 893,377	$ 58,408	$ 150,576	$ 684,393
AQR Large Cap Multi-Style Fund	$ 4,665,522	$ 28,429	$ 30,786	$ 4,606,307
AQR Small Cap Multi-Style Fund	$ 3,095,860	$ 29,606	$ 103,196	$ 2,963,058
AQR International Multi-Style Fund	$ 1,403,077	$ 74,885	$ 154,166	$ 1,174,026
AQR Emerging Multi-Style II Fund	$ 2,022,150	$ 96,480	$ 209,893	$ 1,715,777
AQR Core Plus Bond Fund	$ 335,650	$ 70,747	$ 197,975	$ 66,928
AQR High Yield Bond Fund[1]	N/A	N/A	N/A	N/A
1  The Fund paid no advisory fees during the period because the Fund had not commenced operations.

AQR Funds–Statement of Additional Information58
For the fiscal year ended September 30, 2020, the Trust paid the Adviser management fees (after waivers and reimbursements), and the Adviser waived management fees and reimbursed expenses, as follows:
Funds	Management Fees	Waivers	Reimbursements	Fees Paid (After Waivers and Reimbursements)
AQR Global Equity Fund	$ 1,796,966	$ —	$ 47,207	$ 1,749,759
AQR International Equity Fund	$ 1,299,951	$ —	$ 107,076	$ 1,192,875
AQR International Momentum Style Fund	$ 1,694,794	$ —	$ 215,052	$ 1,479,742
AQR Large Cap Momentum Style Fund	$ 2,128,658	$ —	$ 130,096	$ 1,998,562
AQR Small Cap Momentum Style Fund	$ 1,039,151	$ —	$ 156,803	$ 882,348
AQR Large Cap Defensive Style Fund	$ 14,091,723	$ —	$ 141,036	$ 13,950,687
AQR International Defensive Style Fund	$ 876,800	$ —	$ 193,398	$ 683,402
AQR Large Cap Multi-Style Fund	$ 3,405,823	$ —	$ 91,592	$ 3,314,231
AQR Small Cap Multi-Style Fund	$ 1,935,493	$ —	$ 186,633	$ 1,748,860
AQR International Multi-Style Fund	$ 1,065,701	$ —	$ 179,534	$ 886,167
AQR Emerging Multi-Style II Fund	$ 2,040,050	$ —	$ 369,716	$ 1,670,334
AQR Core Plus Bond Fund	$ 374,607	$ —	$ 215,747	$ 158,860
AQR High Yield Bond Fund[1]	N/A	N/A	N/A	N/A
1  The Fund paid no advisory fees during the period because the Fund had not commenced operations.
For the fiscal year ended September 30, 2018, with respect to the AQR Global Equity Fund, AQR International Equity Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Multi-Style Fund and AQR Small Cap Multi-Style Fund, the Adviser recaptured fees waived and/or expenses reimbursed under each Fund’s Expense Limitation Agreement in the amount of $8,810, $12,409, $29,155, $1,540, $13,352, $176,087 and $2,679, respectively. For the fiscal year ended September 30, 2019, with respect to the AQR Large Cap Multi-Style Fund, AQR Large Cap Defensive Style Fund and AQR Global Equity Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $4,727, $41,933 and $1,743, respectively. For the fiscal year ended September 30, 2020, with respect to the AQR Global Equity Fund, AQR International Equity Fund, AQR Large Cap Defensive Style Fund, AQR Large Cap Multi-Style Fund and AQR Core Plus Bond Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $2,116, $2,775, $296,149, $28,346 and $103, respectively. For additional information regarding the Expense Limitation Agreement, please see the Funds’ prospectus dated January 29, 2021, as amended March 15, 2021.
Other Payments
In addition to the payments to the Adviser under the Advisory Agreements described above, each Fund pays certain other costs of its operations including (a) custody, transfer agency, pricing and dividend disbursing expenses, (b) for Class N and Class I Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (c) distribution related fees for the Class N shares, (d) fees of Trustees who are not affiliated with the Adviser, (e) legal, audit and tax expenses, (f) litigation expenses, (g) clerical, accounting and other office costs, (h) costs of printing the Funds' Prospectus, shareholder reports, notices and other reports for current shareholders, (i) costs of maintaining the Trust’s existence, (j) interest charges, taxes, brokerage fees and commissions, (k) costs of stationery and supplies, (l) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, and (m) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services.
The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class N, Class I and/or Class R6 shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those

AQR Funds–Statement of Additional Information59
services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to the Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.
Portfolio Manager Compensation
The compensation for each of the portfolio managers that are a Principal of the Adviser is in the form of distributions based on the net income generated by the Adviser and each Principal’s relative ownership in the Adviser. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the Adviser. A Principal’s relative ownership in the Adviser is based on cumulative research, leadership and other contributions to the Adviser. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of September 30, 2020, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Michele L. Aghassi, Ph.D.	AQR Large Cap Momentum Style Fund	None
	AQR Small Cap Momentum Style Fund	None
	AQR International Momentum Style Fund	None
	AQR Large Cap Defensive Style Fund	$10,001-$50,000
	AQR International Defensive Style Fund	$10,001-$50,000
	AQR Large Cap Multi-Style Fund	None
	AQR Small Cap Multi-Style Fund	None
	AQR International Multi-Style Fund	None
	AQR Emerging Multi-Style II Fund	None

AQR Funds–Statement of Additional Information60
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Clifford S. Asness, Ph.D., M.B.A.	AQR Global Equity Fund	$10,001-$50,000
	AQR International Equity Fund	$10,001-$50,000
	AQR Large Cap Momentum Style Fund	$500,001-$1,000,000
	AQR Small Cap Momentum Style Fund	$500,001-$1,000,000
	AQR International Momentum Style Fund	$100,001-$500,000
	AQR Large Cap Multi-Style Fund	$100,001-$500,000
	AQR Small Cap Multi-Style Fund	$50,001-$100,000
	AQR International Multi-Style Fund	$100,001-$500,000
	AQR Emerging Multi-Style II Fund	None
Jordan Brooks, Ph.D., M.A.	AQR Core Plus Bond Fund	$10,001-$50,000
	AQR High Yield Bond Fund[1]	None
Andrea Frazzini, Ph.D., M.S.	AQR Global Equity Fund	None
	AQR International Equity Fund	None
	AQR Large Cap Momentum Style Fund	$10,001-$50,000
	AQR Small Cap Momentum Style Fund	$10,001-$50,000
	AQR International Momentum Style Fund	$10,001-$50,000
	AQR Large Cap Defensive Style Fund	$10,001-$50,000
	AQR International Defensive Style Fund	$10,001-$50,000
	AQR Large Cap Multi-Style Fund	$10,001-$50,000
	AQR Small Cap Multi-Style Fund	$10,001-$50,000
	AQR International Multi-Style Fund	$10,001-$50,000
	AQR Emerging Multi-Style II Fund	None
Ronen Israel, M.A.	AQR Global Equity Fund	$100,001-$500,000
	AQR International Equity Fund	$50,001-$100,000
	AQR Large Cap Momentum Style Fund	$100,001-$500,000
	AQR Small Cap Momentum Style Fund	$100,001-$500,000
	AQR International Momentum Style Fund	$100,001-$500,000
	AQR Large Cap Defensive Style Fund	None
	AQR International Defensive Style Fund	None
	AQR Large Cap Multi-Style Fund	$100,001-$500,000
	AQR Small Cap Multi-Style Fund	$50,001-$100,000
	AQR International Multi-Style Fund	$50,001-$100,000
	AQR Emerging Multi-Style II Fund	None
	AQR Core Plus Bond Fund	$50,001-$100,000
	AQR High Yield Bond Fund[1]	None
Michael Katz, Ph.D., A.M.	AQR Global Equity Fund	$10,001-$50,000
	AQR International Equity Fund	$10,001-$50,000
John M. Liew, Ph.D., M.B.A.	AQR Global Equity Fund	$10,001-$50,000
	AQR International Equity Fund	$10,001-$50,000

AQR Funds–Statement of Additional Information61
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Lars N. Nielsen, M.Sc.	AQR Global Equity Fund	None
	AQR International Equity Fund	None
	AQR Large Cap Momentum Style Fund	None
	AQR Small Cap Momentum Style Fund	None
	AQR International Momentum Style Fund	None
	AQR Large Cap Defensive Style Fund	None
	AQR International Defensive Style Fund	None
	AQR Large Cap Multi-Style Fund	None
	AQR Small Cap Multi-Style Fund	None
	AQR International Multi-Style Fund	None
	AQR Emerging Multi-Style II Fund	None
Scott Richardson, Ph.D.	AQR Core Plus Bond Fund	None
	AQR High Yield Bond Fund[1]	None
1 The Fund had not commenced operations as of the date of this SAI.
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser, or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).
The following table indicates the number of accounts and assets under management for each type of account managed as of September 30, 2020 unless otherwise noted:
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	15	$ 4,809,413,856	8	$ 4,944,470,747	11	$ 4,217,017,172
Clifford Asness, Ph.D., M.B.A.	6	$ 4,069,365,068	30	$ 9,043,076,975	45	$ 22,049,232,713
Jordan Brooks, Ph.D., M.A.	2	$ 208,018,009	1	$ 1,258,327	0	—
Andrea Frazzini, Ph.D., M.S.	19	$ 6,215,814,657	15	$ 6,522,045,050	24	$ 13,316,050,782
Ronen Israel, M.A.	29	$ 11,702,923,153	42	$ 10,155,980,433	34	$ 18,236,842,580
Michael Katz, Ph.D., A.M.	7	$ 1,665,311,971	16	$ 5,045,596,073	2	$ 1,359,678,494
John Liew, Ph.D., M.B.A.	10	$ 4,253,284,755	20	$ 6,999,752,682	23	$ 11,253,446,293
Lars N. Nielsen, M.Sc.	25	$ 10,485,453,759	42	$ 10,155,980,433	34	$ 18,236,842,580
Scott Richardson, Ph.D.	0	—	0	—	1	$ 1,196,090,693

AQR Funds–Statement of Additional Information62
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	1	$ 121,031,201	5	$ 3,381,075,127	4	$ 1,568,221,455
Clifford Asness, Ph.D., M.B.A.	0	—	28	$ 7,698,126,631	18	$ 8,668,527,039
Jordan Brooks, Ph.D., M.A.	0	—	1	$ 1,258,327	0	—
Andrea Frazzini, Ph.D., M.S.	1	$ 121,031,201	12	$ 4,958,649,430	6	$ 3,279,539,512
Ronen Israel, M.A.	1	$ 121,031,201	38	$ 8,592,579,307	12	$ 7,325,143,106
Michael Katz, Ph.D., A.M.	0	—	15	$ 4,995,777,096	1	$ 284,918,437
John Liew, Ph.D., M.B.A.	0	—	19	$ 5,801,810,844	9	$ 5,034,022,101
Lars N. Nielsen, M.Sc.	1	$ 121,031,201	38	$ 8,592,579,307	12	$ 7,325,143,106
Scott Richardson, Ph.D.	0	—	0	—	1	$ 1,196,090,693
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other Funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts may be reduced in the Adviser’s discretion. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause a Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.
Whenever decisions are made to buy or sell investments by a Fund and one or more other accounts simultaneously, the Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser has adopted

AQR Funds–Statement of Additional Information63
policies and procedures that are intended to assure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to a Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more Funds.
To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser, accounts in which the Adviser has an interest, or accounts which pay the Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to the Adviser’s then-current allocation policy and any applicable exemptions.
In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Adviser or an affiliate of the Adviser. In other circumstances, the Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact a Fund’s performance.
The Adviser and the Funds' portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.
The Adviser may also participate in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to a number of Funds based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Funds may arise in connection with decisions made by the Adviser to change allocations to one or more Funds or to rebalance the assets of the model portfolios that results in subscriptions into and redemptions from the Funds. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of a Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.
The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to assure that all accounts, including the Funds, are treated fairly and equitably over time.

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Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on September 19, 2010 with respect to the AQR Global Equity Fund, AQR International Equity Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund and AQR International Momentum Style Fund. The JPM Administration Agreement also took effect with respect to the other current series of the Trust, and takes effect with respect to each new series of the Trust, upon the Fund’s inception. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the fiscal years ended September 30, 2018, September 30, 2019 and September 30, 2020, the Trust paid JPM Administrator fees of $1,700,512, $2,320,110 and $2,610,678, respectively.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, ALPS Distributors, Inc., pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N shares of each Fund. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.

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Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.
The table below provides information for the period ended September 30, 2020 about the 12b-1 fees each Fund paid to the Distributor under the Trust's 12b-1 Plan.
Funds	Fees Paid
AQR Global Equity Fund	$ 11,862
AQR International Equity Fund	$ 17,104
AQR International Momentum Style Fund	$ 112,842
AQR Large Cap Momentum Style Fund	$ 135,316
AQR Small Cap Momentum Style Fund	$ 10,762
AQR Large Cap Defensive Style Fund	$ 1,035,106
AQR International Defensive Style Fund	$ 21,650
AQR Large Cap Multi-Style Fund	$ 47,867
AQR Small Cap Multi-Style Fund	$ 14,790
AQR International Multi-Style Fund	$ 10,254
AQR Emerging Multi-Style II Fund	$ 1,722
AQR Core Plus Bond Fund	$ 2,216
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under the custody agreements with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds' transfer agent and dividend disbursing agent.
Securities Lending
On behalf of certain Funds that engage in securities lending activities (as shown below), the Trust has entered into a Global Securities Lending Agency Agreement with Citibank, N.A. (“Citi”) dated November 14, 2016 whereby Citi acts as securities lending agent for the Trust and facilitates the Trust’s securities lending program. In its role as securities lending agent, Citi (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended September 30, 2020.

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Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate fees paid to or (received from) securities lending agent	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
AQR Large Cap Multi- Style Fund	$89,309	$24,150	($71,680)	($47,530)	$136,839
AQR Small Cap Multi- Style Fund	$242,092	$62,452	($174,248)	($111,796)	$353,888
AQR International Multi-Style Fund	$6,932	$2,264	($8,163)	($5,899)	$12,831
AQR Emerging Multi- Style II Fund	$1,629	$113	$874	$987	$642
AQR Large Cap Momentum Style Fund	$154,220	$17,599	$36,908	$54,507	$99,713
AQR Small Cap Momentum Style Fund	$100,685	$71,605	($376,668)	($305,063)	$405,748
AQR International Momentum Style Fund	$13,837	$2,830	($5,028)	($2,198)	$16,035
AQR Large Cap Defensive Style Fund	$259,867	$24,552	$96,235	$120,787	$139,080
AQR International Defensive Style Fund	$12,091	$1,275	$3,640	$4,915	$7,176
AQR Global Equity Fund	$7,635	$1,815	($4,466)	($2,651)	$10,286
AQR International Equity Fund	$1,891	$277	$46	$323	$1,568
AQR Core Plus Bond Fund	$340	$13	$251	$264	$76

Determination of Net Asset Value
Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time, if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees. The Board of Trustees has delegated responsibility for applying approved valuation policies to the Adviser, subject to oversight by the Board of Trustees. The Adviser has established a Valuation Committee (the “VC”) whose function is to administer, implement and oversee the

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continual appropriateness of valuation methods applied and the determination of adjustments to the fair valuation of portfolio securities and other financial derivative instruments in good faith after consideration of market factor changes and events affecting issuers.
Where market quotes are readily available, fair value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from pricing services or established market makers.
Where market quotations are not readily available, or if an available market quotation is determined not to represent fair value, securities or financial derivatives are valued at fair value, as determined in good faith by the VC in accordance with the valuation procedures approved by the Board of Trustees. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, rights, exchange-traded option contracts, warrants, ETFs and closed-end investment companies, are valued at the last quoted sales prices or official closing prices taken from the primary market in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. An equity for which no sales are reported, as in the case of a security that is traded in the OTC market or a less liquid listed equity, is valued at its last bid price (in the case of short sales, at the ask price).
Fixed-income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Equities that trade on markets that close prior to the close of the NYSE are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.

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The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
The SEC recently adopted new Rule 2a-5. The new rule will establish an updated regulatory framework for registered investment company valuation practices. The Funds will not be required to comply with the new rule until September 8, 2022.
Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding Class I shares of each Fund based on the value of that Fund’s net assets and number of shares outstanding on September 30, 2020 is set forth below:
	AQR Global Equity Fund	AQR International Equity Fund	AQR Large Cap Defensive Style Fund	AQR International Defensive Style Fund
Net Assets	$ 15,876,148	$ 68,120,782	$ 4,248,841,118	$ 131,283,423
Number of Shares Outstanding	1,844,523	7,366,557	170,746,021	9,957,462
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 8.61	$ 9.25	$ 24.88	$ 13.18
Sales Charge	None	None	None	None
Offering Price	$ 8.61	$ 9.25	$ 24.88	$ 13.18

	AQR Large Cap Momentum Style Fund	AQR Small Cap Momentum Style Fund	AQR International Momentum Style Fund	AQR Large Cap Multi-Style Fund
Net Assets	$ 616,262,643	$ 160,585,983	$ 256,066,580	$ 218,608,750
Number of Shares Outstanding	25,183,797	8,249,096	15,819,338	12,397,274
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 24.47	$ 19.47	$ 16.19	$ 17.63
Sales Charge	None	None	None	None
Offering Price	$ 24.47	$ 19.47	$ 16.19	$ 17.63

	AQR Small Cap Multi-Style Fund	AQR International Multi-Style Fund	AQR Emerging Multi-Style II Fund	AQR Core Plus Bond Fund
Net Assets	$ 39,049,453	$ 49,672,514	$ 19,270,808	$ 61,152,049
Number of Shares Outstanding	3,161,294	4,646,854	1,823,270	5,630,280

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	AQR Small Cap Multi-Style Fund	AQR International Multi-Style Fund	AQR Emerging Multi-Style II Fund	AQR Core Plus Bond Fund
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 12.35	$ 10.69	$ 10.57	$ 10.86
Sales Charge	None	None	None	None
Offering Price	$ 12.35	$ 10.69	$ 10.57	$ 10.86
Calculation of offering price has not been provided for the AQR High Yield Bond Fund because the Fund has not commenced operations as of the date of this SAI.
Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds' Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received by the Transfer Agent after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.
Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Funds do not expect to routinely use redemptions in-kind, each Fund reserves the right to do so at the request, or with the consent, of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. Each Fund may make a redemption in-kind if the following criteria (together, the “Criteria”) are met: (i) the requested redemption is for an amount greater than 5% of the net asset value of the Fund as of the redemption date; (ii) the redeeming shareholder is an institutional investor; and (iii) the Adviser has determined that: (a) the Fund is not able to sell sufficient assets without significantly adversely affecting the value of such assets and pay the redemption proceeds within seven calendar days of the redemption date; or (b) the redemption in-kind is in the best interests of the Fund and its non-redeeming shareholders. Each Fund may redeem a shareholder in-kind for a redemption that does not meet these criteria if the redeeming shareholder requests, or consents to, such redemption in-kind. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their net asset value during any 90-day period for one shareholder of record. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence

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the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•
the Fund or a class of its shares are to be terminated;
•
the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•
the shareholder fails to pay when due the full purchase price of shares issued to him;
•
it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•
the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each Fund may also suspend or postpone the recording of the transfer of its shares.
In addition, each Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds' shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year. The Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Each Fund’s portfolio turnover rate was as follows for the two most recent fiscal periods:
Fund	Fiscal Period Ended September 30, 2019	Fiscal Period Ended September 30, 2020
AQR Global Equity Fund	122%	94%
AQR International Equity Fund	91%	84%
AQR Large Cap Momentum Style Fund	61%	75%

AQR Funds–Statement of Additional Information71
Fund	Fiscal Period Ended September 30, 2019	Fiscal Period Ended September 30, 2020
AQR Small Cap Momentum Style Fund	79%	86%
AQR International Momentum Style Fund	70%	72%
AQR Large Cap Defensive Style Fund	20%	35%
AQR International Defensive Style Fund	24%	27%
AQR Large Cap Multi-Style Fund	55%	48%
AQR Small Cap Multi-Style Fund	70%	51%
AQR International Multi-Style Fund	57%	74%
AQR Emerging Multi-Style II Fund	62%	58%
AQR Core Plus Bond Fund	1,004%	1,029%
AQR High Yield Bond Fund[1]	N/A	N/A

1  Fund has not commenced operations as of the date of this SAI.
Portfolio Transactions and Brokerage
The Funds grant the Adviser responsibility for selecting brokers to execute portfolio transactions on behalf of the Funds as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser in its sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Committee will review each proposed counterparty relationship. Only after due diligence is complete will the Counterparty Committee vote to approve a counterparty. The Counterparty Committee maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.
Selection Factors for Counterparties
Best Execution. The Adviser has a duty to seek best execution of transactions for the Funds. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.
In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Funds shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution:
Execution Capability. The following factors are considered when assessing a broker’s execution capability: quality of overall execution services provided by the broker; promptness of execution; ability to access various market centers; the broker’s facilities; the size and volume of the broker’s order flow; any expertise the broker may have in executing trades for the particular type of security; execution and operational capabilities of the broker (including relative execution capability based on the size of the order, the trading characteristics of the security involved, the likelihood that the broker will know where other buyers or sellers can be found and the cost and difficulty associated with achieving such access); and technology developments and market changes, including the ability of the broker to use electronic communication networks to gain liquidity, price improvement, lower commission rates and anonymity.
Broker Quality. The following factors are considered for broker quality: creditworthiness and financial condition of the broker; ability or willingness to maintain and commit adequate capital when necessary to complete trades; promptness and accuracy of oral, hard copy or electronic reports of execution; history of low trade errors and the ability and willingness to correct broker errors; promptness and accuracy of confirmation statements; and reliability, reputation and integrity of the broker.
Commission Rates. Recognizing the value of these factors, the Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’sreasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.

AQR Funds–Statement of Additional Information72
Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of compensating others for personal favors). In addition, employees are required to disclose to the Adviser any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.
The Funds will not compensate a broker or dealer for any promotion or sale of shares of the Funds by direction to the broker or dealer of the Funds’ portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Funds are permitted to use a broker or dealer that promotes or sells the Funds’ shares, provided the business arrangement is in compliance with the conditions required by applicable law.
Review of Counterparty Execution . The Adviser has implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on a Fund’s transactions by reference to such data. To the extent the Adviser has been paying higher commission rates for its transactions, the Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.
The Adviser’s Best Execution Committee oversees best execution. The Best Execution Committee reviews commission rates by broker, country, and investment type by Fund as part of its overall responsibility. Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Committee reviews credit quality and operational viability of clearing and execution counterparties.
Prime Brokerage . A Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser with research, reporting, and analysis tools as part of their services.
Step-Outs . In certain circumstances, the Adviser uses “step-out trades” when the Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit a Fund by finding a natural buyer or seller of a particular security so that the Adviser can trade a larger block of shares more efficiently.
Soft Dollar Arrangements . The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser does not currently use soft dollars in connection with any of the Funds. To the extent the Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.
Brokerage for Fund Referrals . The Adviser does not select counterparties based on or in connection with past or future placement of investors into the Funds. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser speak at these “capital introduction” events and meet with prospective investors. The Adviser may accept subscriptions from certain investors who also provide services to a Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s ability to seek best execution. While the Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Funds, the Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on a behalf of a Fund. The Adviser conducts best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with brokerage relationships, and to provide reasonable assurance that the Adviser obtains best execution for the Funds.
Trade Aggregation and Allocation . The Adviser has implemented specific controls built on two general principles: fair allocation of a trade opportunity and fair allocation of price. Depending upon the particular instrument, the trade opportunities for which a Fund will participate are determined by the Adviser’s quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on the particular Fund’s investment objectives and its specified account restrictions. Upon completion of this process, a set of transactions is identified that will be either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser will effect on behalf of the Funds and other clients. The Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser expects to trade in the same instruments. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser estimates that it will be able to implement for the Funds and could extend the period necessary for the Adviser to implement investment ideas for the Funds.

AQR Funds–Statement of Additional Information73
In certain circumstances, if the Adviser has determined to invest at the same time for more than one account including one or more Funds, the Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the Funds and other client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the Funds and other client accounts pro rata, based on original allocation to the purchase and sale orders placed for each Fund or other client account on any given day. To the extent that the Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser shall do so in a fair and equitable manner over time. The Adviser shall not receive any additional compensation or remuneration as a result of the aggregation. In the event that the Adviser determines not to aggregate Fund orders, the Funds will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what they would have obtained had such orders been placed on an aggregate basis.
If an aggregate order on behalf of the Funds and more than one other client account cannot be fully executed under prevailing market conditions, the Adviser will allocate the instruments traded among those Funds and other client accounts on the basis in which it considers equitable. In these circumstances, each Fund would generally pay (or receive), in connection with the purchase (or sale) of securities by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision as effectively as it could have if it had acted alone.
In the event that the Adviser determines that a pro rata allocation for partially executed aggregate orders is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (i) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to security or sector weightings relative to other portfolios, with similar mandates, including if the balance is due to a cash flow; (ii) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (iii) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (iv) with respect to sale allocations, allocations may be given to an account low in cash, including to satisfy a cash redemption; (v) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (vi) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); or (vii) in cases where a small proportion of an order is executed for all accounts, interests may be allocated to one or more accounts on a random basis. The allocation of investment opportunities is monitored by utilizing reports, produced daily or on an as-needed basis.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2018. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 59,247	$ 2,593,196,273
AQR International Equity Fund	$ 123,772	$ 4,044,038,488
AQR Large Cap Momentum Style Fund	$ 13,359	$ 1,714,510,683
AQR Small Cap Momentum Style Fund	$ 17,134	$ 787,913,141
AQR International Momentum Style Fund	$ 58,408	$ 738,763,178
AQR Large Cap Defensive Style Fund	$ 30,631	$ 2,964,014,922
AQR International Defensive Style Fund	$ 10,284	$ 171,332,731
AQR Large Cap Multi-Style Fund	$ 33,705	$ 3,195,619,088
AQR Small Cap Multi-Style Fund	$ 27,692	$ 1,262,198,481
AQR International Multi-Style Fund	$ 60,486	$ 736,158,317
AQR Emerging Multi-Style II Fund	$ 114,710	$ 456,419,945

AQR Funds–Statement of Additional Information74
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Core Plus Bond Fund[1]	$ 1,969	$ 243,247,176
AQR High Yield Bond Fund[2]	N/A	N/A
1  The Fund commenced operations on April 5, 2018.
2  The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.
The dollar increase in brokerage commissions for the AQR Global Equity Fund and AQR Large Cap Defensive Style Fund from 2017 to 2018 is primarily as a result of an increase in each Fund’s asset base in 2018 which resulted in increased trading activity. However, the brokerage commissions per dollar traded were roughly similar across 2017 and 2018.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal period of October 1, 2017 to September 30, 2018.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2019. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 58,977	$ 2,827,782,743
AQR International Equity Fund	$ 119,714	$ 3,377,777,568
AQR Large Cap Momentum Style Fund	$ 13,599	$ 1,630,279,307
AQR Small Cap Momentum Style Fund	$ 17,535	$ 694,807,832
AQR International Momentum Style Fund	$ 55,832	$ 742,053,253
AQR Large Cap Defensive Style Fund	$ 91,519	$ 8,379,504,075
AQR International Defensive Style Fund	$ 17,047	$ 307,643,327
AQR Large Cap Multi-Style Fund	$ 30,750	$ 2,776,690,438
AQR Small Cap Multi-Style Fund	$ 29,911	$ 1,174,932,274
AQR International Multi-Style Fund	$ 50,428	$ 791,085,412
AQR Emerging Multi-Style II Fund	$ 150,241	$ 576,843,216
AQR Core Plus Bond Fund	$ 3,618	$ 471,758,759
AQR High Yield Bond Fund[1]	N/A	N/A
1  The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.
The dollar increase in broker commissions for the AQR Large Cap Defensive Style Fund and AQR International Defensive Style Fund from 2018 to 2019 is primarily as a result of an increase in each Fund’s asset base in 2019 which resulted in increased trading activity. However, the brokerage commissions per dollar traded were roughly similar across 2018 and 2019.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal period of October 1, 2018 to September 30, 2019.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended September 30, 2020. The provision of third party research services was not a factor in the placement of all brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Global Equity Fund	$ 49,668	$ 2,537,187,428
AQR International Equity Fund	$ 69,061	$ 2,199,934,259
AQR International Momentum Style Fund	$ 63,541	$ 870,290,598
AQR Large Cap Momentum Style Fund	$ 21,135	$ 2,241,454,766
AQR Small Cap Momentum Style Fund	$ 18,408	$ 630,323,598

AQR Funds–Statement of Additional Information75
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Large Cap Defensive Style Fund	$ 113,015	$ 9,332,625,230
AQR International Defensive Style Fund	$ 17,757	$ 311,585,894
AQR Large Cap Multi-Style Fund	$ 34,206	$ 2,711,264,616
AQR Small Cap Multi-Style Fund	$ 39,340	$ 1,159,183,672
AQR International Multi-Style Fund	$ 40,657	$ 609,177,790
AQR Emerging Multi-Style II Fund	$ 140,182	$ 604,950,681
AQR Core Plus Bond Fund	$ 4,346	$ 616,111,256
AQR High Yield Bond Fund[1]	N/A	N/A
1  The Fund paid no brokerage commissions during the period because the Fund had not yet commenced operations.
The dollar increase in brokerage commissions for the AQR Large Cap Momentum Style Fund from 2019 to 2020 was due to an increase in outflows in 2020, which resulted in increased trading.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal period of October 1, 2019 to September 30, 2020.
The value of the AQR Large Cap Multi-Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Morgan Stanley	E	4,218
The value of the AQR International Multi-Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Credit Suisse Group AG (Registered)	E	274
UBS Group AG (Registered)	E	771
The value of the AQR International Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Deutsche Bank AG (Registered)	E	1,059
The value of the AQR Large Cap Momentum Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Goldman Sachs Group, Inc.	E	329
Morgan Stanley	E	2,637
The value of the AQR Large Cap Defensive Style Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
JPMorgan Chase & Co.	E	2,132

AQR Funds–Statement of Additional Information76
The value of the AQR Global Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays plc	E	205
Citigroup, Inc.	E	421
Credit Suisse Group AG (Registered)	E	754
The value of the AQR International Equity Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Credit Suisse Group AG (Registered)	E	217
The value of the AQR Core Plus Bond Fund’s aggregate holdings of the securities of its regular brokers or dealers as of September 30, 2020 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended September 30, 2020 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Goldman Sachs Group, Inc.	D	378
Morgan Stanley	D	873

Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has thirty-five series. Each Fund described in this SAI offers Class I Shares, Class N Shares and Class R6 Shares.
All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
As of the date of this SAI, AQR Holdings, AQR Investment Fund, LLC, an affiliate of the Adviser (the “Adviser Affiliate”) and/or certain principals of the Adviser (each a “Principal” and together with AQR Holdings and the Adviser Affiliate, the “Affiliated Persons”), individually or in the aggregate hold an amount in the AQR Core Plus Bond Fund (“Subject Fund”) in excess of 25% of the Subject Fund’s outstanding voting securities. As a result, for so long as the Affiliated Persons own in excess of 25% of the Subject Fund's outstanding voting securities, the Affiliated Persons are individually or in the aggregate, deemed to be controlling persons of the Subject Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the Affiliated Persons could determine the outcome of the vote for the Subject Fund. AQR Holdings, the Adviser Affiliate and/or each Principal, as applicable, may each decide to redeem all or any portion of its investment over time as and when third-party assets are invested in the Subject Fund and reach a level where, in the judgment of the Adviser, portfolio management of the Subject Fund and the Subject Fund's expense ratio would not be materially adversely impacted by the redemption. The Affiliated Persons may also determine, in their discretion, to hedge all or any part of their exposure relating to their investment in the Subject Fund. The Affiliated Persons’ address is: c/o AQR Capital Management, LLC, Two Greenwich Plaza, Greenwich, CT 06830.

AQR Funds–Statement of Additional Information77
The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a class of a Fund’s shares as of December 31, 2020. The AQR High Yield Bond Fund has not yet commenced operations as of the date of this SAI.
Name and Address	Percentage Ownership
AQR Large Cap Multi-Style Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	39.24%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	34.22%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	11.22%
Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	6.00%
AQR Large Cap Multi-Style Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	40.56%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	34.99%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	15.71%
AQR Large Cap Multi-Style Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	51.33%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	26.07%
Trust Company of America Englewood, CA 80155-6503	11.36%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8.37%
AQR Small Cap Multi-Style Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	59.73%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	19.92%

AQR Funds–Statement of Additional Information78
Name and Address	Percentage Ownership
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	13.03%
AQR Small Cap Multi-Style Fund—Class N
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	64.81%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	15.44%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.32%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	6.91%
AQR Small Cap Multi-Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	63.40%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	23.40%
Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	5.50%
AQR International Multi-Style Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	57.86%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	22.58%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	15.08%
AQR International Multi-Style Fund—Class N
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	53.52%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	38.49%

AQR Funds–Statement of Additional Information79
Name and Address	Percentage Ownership
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	5.29%
AQR International Multi-Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	46.64%
Trust Company of America Englewood, CO 80155-6503	20.62%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	18.32%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	9.83%
AQR Emerging Multi-Style II Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	50.38%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	41.46%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	7.30%
AQR Emerging Multi-Style II Fund—Class N
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	48.80%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	39.14%
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	9.66%
AQR Emerging Multi-Style II Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	89.22%
AQR Large Cap Momentum Style Fund—Class I
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	50.86%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	29.40%

AQR Funds–Statement of Additional Information80
Name and Address	Percentage Ownership
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.26%
Matrix Trust Company As Agent for Advisor Trust, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	5.12%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.12%
AQR Large Cap Momentum Style Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	77.50%
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	17.06%
AQR Large Cap Momentum Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	58.32%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	37.36%
AQR Small Cap Momentum Style Fund—Class I
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	52.94%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	34.84%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.67%
AQR Small Cap Momentum Style Fund—Class N
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	69.01%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18.31%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	9.26%

AQR Funds–Statement of Additional Information81
Name and Address	Percentage Ownership
AQR Small Cap Momentum Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	70.97%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	22.75%
AQR International Momentum Style Fund—Class I
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	52.78%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	32.94%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	5.98%
AQR International Momentum Style Fund—Class N
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	88.92%
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	9.04%
AQR International Momentum Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	62.73%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	34.86%
AQR Large Cap Defensive Style Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23.88%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	16.72%
Raymond James 880 Carillion Parkway St. Petersburg, FL 33716-1102	15.93%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	11.48%

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Name and Address	Percentage Ownership
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	10.79%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	5.94%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.10%
AQR Large Cap Defensive Style Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	44.02%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	42.64%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.63%
AQR Large Cap Defensive Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	42.78%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	23.63%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	11.88%
AQR International Defensive Style Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	60.63%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	17.94%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	11.82%
AQR International Defensive Style Fund—Class N
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	36.21%
Morgan Stanley Smith Barney LLC 1 New York Plaza, Floor 12 New York, NY 10004-1901	25.26%

AQR Funds–Statement of Additional Information83
Name and Address	Percentage Ownership
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	16.63%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	12.87%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	7.76%
AQR International Defensive Style Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	75.52%
MAC & Co. ATTN: Mutual Fund Operations 500 Grant Street Pittsburgh, PA 15219-2502	17.61%
AQR Global Equity Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	52.14%
John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090-2324	39.16%
AQR Global Equity Fund—Class N
LPL Financial ATTN: Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	56.01%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	33.95%
AQR Global Equity Fund—Class R6
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	46.68%
Northern Trust as Trustee FBO Idaho National Laboratory Employee Retirement Plan PO Box 92956 Chicago, IL 60675-2956	38.58%
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	13.98%
AQR International Equity Fund—Class I
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	34.57%

AQR Funds–Statement of Additional Information84
Name and Address	Percentage Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	25.76%
Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597	6.34%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	6.20%
Band & Co c/o US Bank, N.A. P.O. Box 1787 Omaha, NE 68103-2226	5.75%
AQR International Equity Fund—Class N
Blair Academy Chris Fortunato Trustee PO Box 600 Blairstown, NJ 07825-0600	79.94%
Key Bank, N.A. Greater Cincinnati Foundation Balanced Pool P.O. Box 94871 Cleveland, OH 44101-4871	7.73%
AQR International Equity Fund—Class R6
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	50.29%
TIAA ATTN: Trust Operations 211 N. Broadway, Suite 1000 St. Louis, MO 63102-2748	38.02%
AQR Core Plus Bond Fund—Class I
National Financial Services LLC ATTN: Mutual Funds 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-1995	45.15%
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	28.41%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	10.50%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	7.60%
AQR Core Plus Bond Fund—Class N
Clifford S. Asness 2009 Grantor Two Greenwich Plaza Greenwich, CT 06830-6353	29.07%
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	19.51%

AQR Funds–Statement of Additional Information85
Name and Address	Percentage Ownership
Non-Exempt Liew Family 2009 Two Greenwich Plaza Greenwich, CT 06830-6353	16.31%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	15.14%
Charles Schwab & Co. Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	11.01%
UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	8.24%
AQR Core Plus Bond Fund—Class R6
Clifford S. Asness Two Greenwich Plaza Greenwich, CT 06830-6353	50.02%
Non-Exempt Liew Family 2009 Two Greenwich Plaza Greenwich, CT 06830-6353	20.01%
David G. Kabiller Two Greenwich Plaza Greenwich, CT 06830-6353	19.31%
Clifford S. Asness 2009 Grantor Two Greenwich Plaza Greenwich, CT 06830-6353	9.46%

Taxation
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of shares of a Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to taxable U.S. shareholders that hold shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in shares of a Fund. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to a shareholder that is subject to special treatment under the U.S. federal income tax laws. Investors should consult their own tax advisors concerning the particular U.S. federal income tax consequences of the purchase, ownership and disposition of shares of a Fund, as well as the consequences arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.
Taxation of the Funds
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is

AQR Funds–Statement of Additional Information86
invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
A Fund that qualifies as a regulated investment company generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses).
If a Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
A Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund currently intends to make its distributions in accordance with the calendar year distribution requirement.
Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to a shareholder as taxable income, and the shareholder may be able to claim an offsetting credit or deduction on his or her tax return for his or her share of these foreign taxes.
Taxable U.S. Shareholder - Distributions
Dividends paid out of a Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals,

AQR Funds–Statement of Additional Information87
provided that the Fund and the shareholder satisfy applicable holding period requirements. With respect to the AQR Core Plus Bond Fund and AQR High Yield Bond Fund (the “Bond Funds”), given the investment strategy of each Fund and the fact that the Funds will be earning predominantly interest income and not dividend income, it is generally anticipated that a Fund’s distributions will not qualify for either the dividends received deduction or the long-term capital gain rate. Distributions of net capital gains, if any, that are reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by a Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income of an individual taxpayer are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares (the gain or loss will generally be long-term if the shares have been held for more than one year; otherwise, it will be short-term). Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Funds may invest are subject to rules that for federal income tax purposes require a Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes a applicable tax election to receive capital treatment.

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Certain hedging transactions undertaken by the Funds may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by a Fund on such investments. The tax consequences to a Fund of engaging in certain hedging or similar transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, a Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.
Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or loss may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders. A Fund may elect to treat certain foreign currency transactions, when entered, as giving rise to capital rather than as ordinary gain or loss.
Short Sales
In general, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. As described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a short-term capital gain or loss if a Fund has been a party to the swap for one year or less). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.
Excess Inclusion Income
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Other Taxable Income (AQR Bond Funds Only)
A Fund may invest in bonds and other debt securities that are issued at a discount or acquired in the secondary market at a discount. Generally, where applicable, a Fund is required to include as part of income, the original issue discount (“OID”) and market discount over the term of the security. For this purpose, a Fund will generally only be required to include market discount in income on a current basis if it elects to do so (however, if a Fund does not make such an election, any gain recognized on a disposition of securities acquired with market discount will be treated as ordinary income to the extent of the accrued market discount).

AQR Funds–Statement of Additional Information89
Since the OID and market discount may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in certain asset-backed securities, contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of income in excess of cash generated by such investments.
A Fund may invest in below investment grade debt instruments which require special tax considerations in the event of default, bankruptcy, workout, or worthlessness of such investments. The U.S. federal income tax rules are not entirely clear about issues such as, but not limited to, when to cease to accrue interest, OID, and market discount, deductions for bad debts and worthless securities, and the amount and character of payments received on obligations in default.
Passive Foreign Investment Companies
If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, or passive foreign investment companies (“PFICs”), such Fund may be subject to federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a distribution to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.
Post-October Loss Deferral
A Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of (i) the excess of post-October ordinary losses from the disposition of property (including foreign currency and PFIC losses) over post-October ordinary gains from the disposition of property (including foreign currency and PFIC gains) plus (ii) the excess of post-December ordinary losses over post-December ordinary income, other than any such losses or income described in clause (i)) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of a Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including

AQR Funds–Statement of Additional Information90
fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will, except as described below, be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder (and, in each case, the foreign shareholder complies with applicable certification requirements).
Dividends paid by a regulated investment company to foreign shareholders that are attributable to “qualified net interest income” (generally, interest that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the regulated investment company properly reports such dividends. A Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short-term capital gain, as exempt from the 30% withholding tax. It is expected that the Funds will generally make a report with respect to short-term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the income is effectively connected with the foreign shareholder’s trade or business in the United States. Any gain realized upon the sale or exchange of shares of a Fund will ordinarily be exempt from U.S. tax unless (i) the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, (ii) the gain is effectively connected with the foreign shareholder’s trade or business in the United States or (iii) such Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of that Fund, for a certain period of time. If the foreign shareholder held more than 5% of the shares of a Fund for a certain period of time, such foreign shareholder may also be subject to tax on Fund distributions attributable to gain from the sale or exchange by a Fund of U.S. real property or an interest in a U.S. Real Property Holding Corporation. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.
A Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
Foreign shareholders who fail to comply with applicable certification requirements relating to their non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding on distributions (including distributions of capital gains) and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in a Fund.

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Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Some states may exempt from income tax all or a portion of dividends paid to a shareholder by a Fund if such dividends are derived from interest on qualifying U.S. federal obligations. Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s distributions which are attributable to qualifying U.S. federal obligations. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C. 20001.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds. With the exception of the AQR High Yield Bond Fund which has not commenced operations as of the date of this SAI,  the audited financial statements and notes thereto in the Funds’ Annual Report to Shareholders for the fiscal year ended September 30, 2020 (the “2020 Annual Report”) are incorporated by reference herein. No other parts of the 2020 Annual Report are incorporated by reference herein. The financial statements included in the 2020 Annual Report have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

AQR Funds–Statement of Additional Information92
Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. AQR typically follows a systematic, research-driven investment approach, applying quantitative tools to process fundamental information and manage risk. Some proxy votes may have heightened value for certain clients, such as votes on corporate events (e.g., mergers and acquisitions, dissolutions, conversions, or consolidations) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Proxy Voting Committee, as a sub-committee of the AQR Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation voting proxies in the best interest of its clients.
II.
USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may also engage other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm.
III.
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
•
The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
•
Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
•
How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
•
Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
•
The nature of third-party information sources used as a basis for voting recommendations;
•
When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;

1  The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

AQR Funds–Statement of Additional Information93
•
Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
•
Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
•
Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
•
Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Proxy Voting Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations from its Proxy Advisory firm (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines.
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
1.
The cost of voting a proxy outweighs the benefit of voting;
2.
AQR does not have enough time to process and submit a vote due to the timing of proxy information transfer or other related logistical or administrative issues;
3.
AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;
4.
There are restrictions on trading resulting from the exercise of a proxy;
5.
Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure and/or Power of Attorney requirements); or
6.
AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues.
AQR generally does not notify clients of non-voted proxy ballots.
Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have a de minimis exposure to equites via an ETF, AQR will generally not vote proxies.
AQR takes a sustainable approach to proxy voting in relation to all its comingled client assets as evidenced in their voting guidelines. The aim is to promote sustainable best practices in portfolio companies, which includes advocating for environmental protection, human rights, fair labor, and anti-discrimination practices. When evaluating and adopting these guidelines and to encourage best sustainability practices, the voting policy takes into account generally accepted frameworks such as those defined by the United Nations Principles for Responsible Investment and United Nations Global Compact.

AQR Funds–Statement of Additional Information94
VI.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers and acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in deviation from the voting recommendation that would result from the AQR Voting Guidelines assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a voting recommendation that deviates from a recommendation produced by the AQR Voting Guidelines, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, Head of Stewardship, or designee, the following principles will generally be adhered to when deviating from the AQR Voting Guidelines:
1.
AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
2.
AQR will not announce its voting intentions and the reasons therefore; and
3.
AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.
VII.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.
Upon completion of its examination, the Compliance Department will submit its findings to the AQR Stewardship Committee. If, based on a review of these findings, the AQR Stewardship Committee concludes that a material conflict of interest exists, the AQR Stewardship Committee will determine whether:
1.
Voting inconsistent with the AQR Voting Guidelines is in the best interests of the client;
2.
AQR should follow the AQR Voting Guidelines; or
3.
The client should approve the recommendation.
VIII.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
IX.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
1.
The name of the issuer;
2.
The proposal voted upon; and

AQR Funds–Statement of Additional Information95
3.
The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.
X.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
On an annual basis, AQR will provide, or cause ISS to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2
XI.
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
1.
A copy of the Policy, and any amendments thereto;
2.
A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
XII.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

2  Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.